FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-184376-12

February 3, 2014

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET

$1,007,748,704
(Approximate Total Mortgage Pool Balance)

$875,481,000
(Approximate Offered Certificates)

COMM 2014-CCRE15

Deutsche Mortgage & Asset Receiving Corporation
Depositor

German American Capital Corporation Natixis Real Estate Capital LLC Jefferies LoanCore LLC Cantor Commercial Real Estate Lending, L.P. Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.
Joint Bookrunning Managers and Co-Lead Managers

Natixis Securities Americas LLC		CastleOak Securities, L.P.
Jefferies		KeyBanc Capital Markets

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE15 Mortgage Trust
Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated February 3, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):
Joint Bookrunners & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,007,748,704
Managers:	Cantor Fitzgerald & Co.	Number of Mortgage Loans:	49
Co-Managers:	Natixis Securities Americas LLC	Number of Mortgaged Properties:	64
	Jefferies LLC	Average Mortgage Loan Cut-off Date Balance:	$20,566,300
	CastleOak Securities, L.P.	Average Mortgaged Property Cut-off Date Balance:	$15,746,074
	KeyBanc Capital Markets Inc.	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.43x
Mortgage Loan Sellers:	German American Capital Corporation* (“GACC”)	Range of Mortgage Loan U/W NCF DSCR:	1.03x – 2.12x
	(56.7%), Natixis Real Estate Capital LLC (“Natixis”)	Weighted Avg Mortgage Loan Cut-off Date LTV(2):	66.8%
	(16.1%), Jefferies LoanCore LLC (“JLC”) (13.9%),	Range of Mortgage Loan Cut-off Date LTV(2):	32.7% – 75.0%
	Cantor Commercial Real Estate Lending, L.P.	Weighted Avg Mortgage Loan Maturity Date or ARD LTV(2):	58.7%
	(“CCRE”) (13.2%)	Range of Mortgage Loan Maturity Date or ARD LTV(2):	22.5% – 70.7%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Weighted Avg U/W NOI Debt Yield:	9.5%
Master Servicer:	Midland Loan Services	Range of U/W NOI Debt Yield:	2.4% – 16.5%
Operating Advisor:	Park Bridge Lender Services LLC	Weighted Avg Mortgage Loan
Special Servicer:	Midland Loan Services	Original Term to Maturity (months)(3):	101
Certificate Administrator:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan
Trustee:	Wells Fargo Bank, National Association	Remaining Term to Maturity (months)(3):	100
Rating Agencies:	Moody’s Investors Service, Inc., Kroll Bond Rating	Weighted Avg Mortgage Loan Seasoning (months):	1
	Agency, Inc. and Morningstar Credit Ratings, LLC	% Mortgage Loans with Amortization for Full Term:	38.2%
Determination Date:	The 6th day of each month, or if such 6th day is not a	% Mortgage Loans with Partial Interest Only:	45.3%
	business day, the following business day,	% of Mortgage Loans with Full Interest Only(4):	16.5%
	commencing in March 2014.	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	87.2%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Upfront or
	each month, commencing March 2014.	Ongoing Replacement Reserves(5):	90.9%
Cut-off Date:	Payment Date in February 2014 (or related	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	48.0%
	origination date, if later). Unless otherwise noted, all	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	87.4%
	Mortgage Loan statistics are based on balances as	% Mortgage Loans with Upfront Engineering Reserves:	40.8%
	of the Cut-off Date.	% Mortgage Loans with Upfront or Ongoing Other Reserves:	51.1%
Settlement Date:	On or about February 19, 2014
(1)   With respect to the Google and Amazon Office Portfolio Loan, the 625 Madison Avenue Loan and the 1760 Third Avenue Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans.
(2)   With respect to the GRM South Brunswick loan and The Cove Apartments loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on “As Stabilized” appraised values of $29.4 million and $13.0 million, respectively. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 87.6% and 81.8%, respectively, for the GRM South Brunswick loan and 84.8% and 80.0%, respectively, for The Cove Apartments loan.
(3)   For the ARD loans, the original term to maturity and remaining term to maturity are through the anticipated repayment date.
(4)   Interest only through the maturity or anticipated repayment date.
(5)   Includes FF&E Reserves.
(6)   Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,
	with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be
	ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA
	eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	February 2047
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1% (excluding from the aggregate principal balance,
	solely for purposes of this calculation, the mortgage
	loan secured by the mortgaged property identified on
	Annex A-1 to the Free Writing Prospectus as Media
	Park Santa Monica)

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE15 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/KBRA/Morningstar)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	Aaa(sf) / AAA(sf) / AAA	$45,918,000		30.000%(6)	2.65	1 - 56	46.8%	13.6%
Class A-2	Aaa(sf) / AAA(sf) / AAA	$301,405,000		30.000%(6)	4.87	56 - 60	46.8%	13.6%
Class A-SB	Aaa(sf) / AAA(sf) / AAA	$64,708,000		30.000%(6)	7.48	60 - 117	46.8%	13.6%
Class A-3	Aaa(sf) / AAA(sf) / AAA	$80,000,000		30.000%(6)	9.79	115 - 119	46.8%	13.6%
Class A-4	Aaa(sf) / AAA(sf) / AAA	$213,393,000		30.000%(6)	9.89	119 - 119	46.8%	13.6%
Class X-A(7)	Aaa(sf) / AAA(sf) / AAA	$759,590,000	(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(9)(10)	Aaa(sf) / AAA(sf) / AAA	$54,166,000		24.625%	9.89	119 - 119	50.4%	12.6%
Class B(9)(10)	Aa3(sf) / AA-(sf) / AA	$74,322,000		17.250%	9.89	119 - 119	55.3%	11.5%
Class PEZ(9)(10)	A1(sf) / A-(sf) / A	$170,057,000		13.125%(6)	9.89	119 - 119	58.0%	10.9%
Class C(9)(10)	A3(sf) / A-(sf) / A	$41,569,000		13.125%(6)	9.89	119 - 119	58.0%	10.9%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/KBRA/Morningstar)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	Baa3(sf) / AAA(sf) / AAA	$157,461,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR / NR / NR	$90,697,704	(8)	N/A	N/A	N/A	N/A	N/A
Class D	Baa3(sf) / BBB(sf) / BBB	$41,570,000		9.000%	9.89	119 - 119	60.8%	10.4%
Class E	Ba2(sf) / BB+(sf) / BB+	$21,414,000		6.875%	9.95	119 - 120	62.2%	10.2%
Class F	B2(sf) / B+(sf) / B+	$21,415,000		4.750%	9.98	120 - 120	63.6%	10.0%
Class G	NR / NR / NR	$47,868,704		0.000%	9.98	120 - 120	66.8%	9.5%

(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A–M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A–M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A–M, Class B and Class C Certificates.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a certificate balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that mortgage loans with anticipated repayment dates are repaid on their respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $41,569,000.

(7)
The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE15 Mortgage Trust

SUMMARY OF THE CERTIFICATES

(8)
The Class X–A, Class X–B and Class X–C Certificates (the “Class X Certificates”) will not have a Certificate Balance.  None of the Class X–A, Class X–B and Class X–C Certificates are entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (without regard to any exchange of Class A–M, Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the Certificate Balances of each the Class B, Class C and Class D Certificates (without regard to any exchange of Class A–M, Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–C Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class E, Class F and Class G Certificates.

(9)
Up to the full Certificate Balance of the Class A–M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A–M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A–M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $54,166,000, $74,322,000 and $41,569,000, respectively. The Class A–M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A–M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A–M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A–M, Class B and Class C trust components. Following any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A–M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A–M, Class B and Class C trust component that is represented by the Class A–M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A–M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A–M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A–M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio(2)(3)	U/W NCF DSCR(3)	U/W NOI Debt Yield(3)
A-1/A-2	GACC	GRM South Brunswick	Industrial	$20,419,437	56	69.5%	1.41x	9.9%
A-2	GACC	625 Madison Avenue	Other	$85,000,000	58	48.8%	1.03x	2.4%
A-2	JLC	Decatur Renaissance	Office	$16,000,000	58	65.3%	1.60x	11.6%
A-2	Natixis	Kingsport Portfolio	Multifamily	$32,660,711	59	70.3%	1.80x	11.1%
A-2	CCRE	Century Court Apartments	Multifamily	$14,061,152	59	56.7%	1.73x	16.5%
A-2	GACC	Chestnut Ridge	Multifamily	$13,336,046	59	74.9%	1.31x	9.3%
A-2	CCRE	Residence Inn Baton Rouge	Hospitality	$10,450,000	59	68.3%	2.05x	13.9%
A-2	GACC	The Cove Apartments	Multifamily	$9,750,000	59	75.0%	1.59x	11.7%
A-2	CCRE	TownePlace Suites Boise	Hospitality	$8,450,000	59	54.2%	2.12x	14.5%
A-2	CCRE	TownePlace Suites Pocatello	Hospitality	$6,500,000	59	62.5%	2.00x	13.8%
A-2	GACC	Value Place Raleigh	Hospitality	$5,291,968	59	67.8%	1.99x	15.1%
A-2	CCRE	Residence Inn San Antonio	Hospitality	$5,250,000	59	72.9%	1.95x	14.3%
A-2	Natixis	Sierra Place	Multifamily	$4,844,437	59	71.2%	1.34x	8.9%
A-2	Natixis	1760 Third Avenue	Multifamily	$65,000,000	60	66.4%	1.67x	7.9%
A-2	Natixis	Marriott Hotel & Conference Center Spartanburg	Hospitality	$14,000,000	60	64.2%	1.70x	15.2%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

(2)
With respect to the GRM South Brunswick loan and The Cove Apartments loan, the Cut-off Date LTV Ratio has been calculated based on “As Stabilized” appraised values of $29.4 million and $13.0 million, respectively. The “As-is” Cut-off Date LTV Ratio is 87.6% and 84.8% for the GRM South Brunswick loan and The Cove Apartments loan, respectively.

(3)
With respect to the 625 Madison Avenue Loan and the 1760 Third Avenue Loan, the Cut-off Date LTV Ratio, the U/W NCF DSCR and the U/W NOI Debt Yield calculations include the related pari passu companion loans.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE15 Mortgage Trust

TRANSACTION HIGHLIGHTS

■	$1,007,748,704 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 49 fixed–rate commercial, multifamily and manufactured housing community loans that have an aggregate Cut–off Date Balance of $1,007,748,704 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $20,566,300 per Mortgage Loan and are secured by 64 Mortgaged Properties located throughout 24 states and the District of Columbia.

–	LTV: 66.8% weighted average Cut–off Date LTV and 58.7% weighted average Maturity Date or ARD LTV.

–	DSCR: 1.52x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.43x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 9.5% weighted average debt yield, based on Underwritten NOI. 8.9% weighted average debt yield, based on Underwritten NCF.

–
Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates in the aggregate, which are each rated Aaa(sf) / AAA(sf) / AAA by Moody’s/KBRA/Morningstar.

■	Loan Structural Features:

–	Amortization: 83.5% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:

■	38.2% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity or ARD.
■	45.3% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity or ARD.
■	16.5% of the Mortgage Loans by Cut-off Date Balance are interest-only for the entire term or through the ARD.

–	Hard Lockboxes: 61.4% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.

■
Cash Traps: 88.9% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than or equal to 1.05x coverage (except for the 625 Madison Avenue Loan Combination, which is at 1.00x coverage), that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:

■	Real Estate Taxes: 46 Mortgage Loans representing 87.2% of the total Cut–off Date Balance.
■	Insurance Reserves: 31 Mortgage Loans representing 48.0% of the total Cut–off Date Balance.
■	Replacement Reserves (Including FF&E Reserves): 47 Mortgage Loans representing 90.9% of the total Cut–off Date Balance.
■	Tenant Improvement / Leasing Commissions: 15 Mortgage Loans representing 87.4% of the total allocated Cut–off Date Balance of office, retail, industrial and mixed use properties only.

–	Defeasance: 72.4% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–	Yield Maintenance: 24.6% of the Mortgage Loans by Cut–off Date Balance permit prepayment only after a lockout period and prior to an open period with a Yield Maintenance Charge.

–
Defeasance or Yield Maintenance: 3.0% of the Mortgage Loans by Cut–off Date Balance permit either defeasance or prepayment with a Yield Maintenance Charge, in either case only after a lockout period and prior to an open period.

■	Multiple–Asset Types > 5.0% of the Total Pool:

–	Office: 32.5% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Multifamily: 25.9% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.

–	Manufactured Housing Community: 10.3% of the Mortgaged Properties by allocated Cut–off Date Balance are manufactured housing community properties.

–	Hospitality: 10.2% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–	Leased Fee: 8.4% of the Mortgaged Properties by allocated Cut–off Date Balance are leased fee properties.

–	Industrial: 6.0% of the Mortgaged Properties by allocated Cut–off Date Balance are industrial properties.

■
Geographic Diversity: The 64 Mortgaged Properties are located throughout 24 states and the District of Columbia with only three states having at least 10.0% by allocated Cut–off Date Balance: New York (23.4%), California (19.6%) and Texas (12.7%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component) until the principal balance of the Class A–M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total principal balance of the Class A–M trust component, Class B trust component, Class C trust component and the Certificate Balances of the Class D through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A, Class X–B and Class X–C Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and the Class A–M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B, Class C and Class D Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates); and (iii) the notional amount of the Class X–C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E, Class F and Class G Certificates.

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class X–A, Class X–B and Class X–C Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A–M trust component (and correspondingly to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A–M trust component), then, to the Class B trust

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A–M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A–M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A–M, Class B and Class C trust components represented by the PEZ Certificates.

The pass–through rate applicable to the Class X–A, Class X–B and Class X–C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X–C Certificates, the weighted average of the pass–through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest–bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A–M trust component (and correspondingly

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE15 Mortgage Trust

STRUCTURE OVERVIEW

to the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component), and then to Class A–1, Class A–2, Class A–SB Class A–3 and Class A–4 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of either Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class D Certificates and the Class A–M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class D Certificates and the Class A–M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A–M trust component as described above will be allocated between the Class A–M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A–M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE15 Mortgage Trust

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Loan Combinations:
The portfolio of Mortgaged Properties identified on Annex A–1 to the Free Writing Prospectus as Google and Amazon Office Portfolio secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $110,000,000, evidenced by Note A-2 (the “Google and Amazon Office Portfolio Loan”), representing approximately 10.9% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis three  companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $342,200,000, evidenced by Note A-1, Note A-3 and Note A-4. Note A-1 has a principal balance as of the Cut-off Date of $155,000,000 and is currently included in the COMM 2014-CCRE14 Mortgage Trust securitization. Note A-3 and Note A-4, which have principal balances as of the Cut-off Date of $120,000,000 and $67,200,000, respectively, are currently held by GACC, and each of which may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  The Google and Amazon Office Portfolio Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Google and Amazon Office Portfolio Loan Combination.”

The Google and Amazon Office Portfolio Loan Combination will be serviced pursuant to the COMM 2014-CCRE14 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Google and Amazon Office Portfolio Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Google and Amazon Office Portfolio Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 625 Madison Avenue secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $85,000,000, evidenced by Note A-2 (the “625 Madison Avenue Loan”), representing approximately 8.4% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $110,000,000, evidenced by Note A-1, which is currently included in the COMM 2014-CCRE14 Mortgage Trust securitization.  The 625 Madison Avenue Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “625 Madison Avenue Loan Combination.”

The 625 Madison Avenue Loan Combination will be serviced pursuant to the COMM 2014-CCRE14 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the 625 Madison Avenue Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The 625 Madison Avenue Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as 1760 Third Avenue secures a Mortgage Loan with an outstanding principal balance as of the Cut–off Date of $65,000,000, evidenced by Note A-1 (the “1760 Third Avenue Loan”), representing approximately 6.5% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $75,000,000, evidenced by Note A-2, which is currently held by Natixis and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  The 1760 Third Avenue Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “1760 Third Avenue Loan Combination.”

The 1760 Third Avenue Loan Combination will initially be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. It is expected that servicing of the 1760 Third Avenue Loan Combination will transfer to the pooling and servicing agreement for a to be determined securitization of the 1760 Third Avenue pari passu companion loan. For additional information regarding the 1760 Third Avenue Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The 1760 Third Avenue Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

For a description of the directing holder for the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination, which are each referred to herein as a “Loan Combination Directing Holder”, see “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

The holder of the control rights with respect to the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination will be the related Loan Combination Directing Holder.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised–Out Class:
Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is expected that Eightfold Real Estate Capital Fund III, L.P. or an affiliate will be the initial Directing Holder for each Mortgage Loan other than the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder”  in the Free Writing Prospectus for a description to the directing holders for the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.  See  ”Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement”  in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:
Other than with respect to the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificate Quorom or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer (other than with respect to the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination). The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates. See  ”Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement”  in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination.

Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE15 Mortgage Trust

STRUCTURE OVERVIEW

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans (other than with respect to the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Google and Amazon Office Portfolio Loan Combination, the 625 Madison Avenue Loan Combination and the 1760 Third Avenue Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE15 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)
					% of Initial	Weighted Averages
					Outstanding		Stated	U/W		LTV Ratio
			Number of	Aggregate	Pool		Remaining Term	NCF	Cut–off Date	at Maturity
Range of Cut–off Date Balances			Mortgage Loans	Cut–off Date Balance	Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	or ARD(3)
$1,896,244	-	$9,999,999	19	$106,405,353	10.6%	5.1785%	96	1.57x	67.7%	57.2%
$10,000,000	-	$24,999,999	19	$292,952,543	29.1%	5.1744%	101	1.52x	66.9%	57.0%
$25,000,000	-	$39,999,999	6	$190,884,855	18.9%	4.9258%	109	1.50x	71.1%	58.2%
$40,000,000	-	$69,999,999	1	$65,000,000	6.5%	4.5786%	60	1.67x	66.4%	66.4%
$70,000,000	-	$110,000,000	4	$352,505,954	35.0%	4.3233%	104	1.25x	64.1%	59.4%
Total/Weighted Average			49	$1,007,748,704	100.0%	4.7916%	100	1.43x	66.8%	58.7%

Distribution of Mortgage Rates(1)
					% of Initial	Weighted Averages
					Outstanding		Stated			LTV Ratio
			Number of	Aggregate	Pool		Remaining Term	U/W NCF	Cut–off Date	at Maturity
Range of Mortgage Rates			Mortgage Loans	Cut–off Date Balance	Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	or ARD(3)
2.3000%	-	4.2499%	2	$117,660,711	11.7%	2.8003%	58	1.24x	54.8%	53.1%
4.2500%	-	4.4999%	4	$30,650,000	3.0%	4.4280%	59	2.04x	64.0%	59.7%
4.5000%	-	4.7499%	4	$87,740,681	8.7%	4.6123%	61	1.64x	65.7%	64.4%
4.7500%	-	6.5500%	39	$771,697,312	76.6%	5.1300%	113	1.41x	68.8%	58.8%
Total/Weighted Average			49	$1,007,748,704	100.0%	4.7916%	100	1.43x	66.8%	58.7%

Property Type Distribution(1)(4)

					Weighted Averages

			% of Initial		Cut–off Date		Stated				LTV Ratio
	Number of	Aggregate	Outstanding	Number	Balance per		Remaining			Cut–off	at
	Mortgaged	Cut–off	Pool	of Units, Rooms,	Unit/Room	Mortgage	Term		U/W NCF	Date	Maturity
Property Type	Properties	Date Balance	Balance	Pads or NRA	Pad/NRA	Rate	(Mos.)(2)	Occupancy	DSCR	LTV Ratio(3)	or ARD(3)
Office	8	$327,224,144	32.5%	2,222,028	$299	5.0017%	116	97.2%	1.41x	68.0%	58.8%
Suburban	5	$203,974,144	20.2%	1,581,860	$320	5.0308%	119	99.0%	1.42x	67.9%	57.1%
CBD	3	$123,250,000	12.2%	640,168	$265	4.9536%	111	94.1%	1.41x	68.1%	61.7%
Multifamily	21	$261,395,611	25.9%	5,306	$107,101	4.9363%	87	95.2%	1.50x	69.5%	61.2%
Garden	18	$190,921,507	18.9%	4,586	$50,041	5.0307%	96	93.7%	1.45x	71.0%	60.1%
Student Housing	1	$65,000,000	6.5%	498	$281,124	4.5786%	60	100.0%	1.67x	66.4%	66.4%
Flexible Apartments	1	$3,577,861	0.4%	186	$19,236	6.5500%	115	88.2%	1.30x	63.9%	50.7%
Mid Rise	1	$1,896,244	0.2%	36	$52,673	4.6455%	119	97.2%	1.88x	32.7%	22.5%
Manufactured Housing Community	8	$104,005,954	10.3%	2,183	$54,644	4.9873%	119	94.0%	1.29x	71.7%	65.4%
Hospitality	10	$102,893,633	10.2%	1,368	$96,988	5.0175%	90	76.5%	1.76x	64.3%	55.3%
Extended Stay	6	$48,941,968	4.9%	645	$83,228	4.7179%	75	80.4%	1.97x	64.4%	58.0%
Limited Service	2	$30,951,665	3.1%	232	$154,454	5.2630%	118	74.4%	1.60x	62.0%	51.5%
Full Service	2	$23,000,000	2.3%	491	$48,934	5.3243%	83	70.8%	1.55x	67.3%	54.5%
Other	1	$85,000,000	8.4%	35,146	$5,548	2.3000%	58	NAP	1.03x	48.8%	48.8%
Industrial	6	$60,702,792	6.0%	1,289,394	$50	5.2415%	97	96.1%	1.56x	66.1%	58.1%
Retail	7	$40,122,442	4.0%	513,484	$119	5.3259%	119	96.4%	1.38x	70.8%	56.7%
Anchored(5)	6	$36,925,447	3.7%	494,584	$115	5.3098%	119	97.6%	1.38x	71.4%	57.0%
Unanchored	1	$3,196,995	0.3%	18,900	$169	5.5120%	119	82.4%	1.39x	63.9%	53.5%
Mixed Use	2	$20,814,980	2.1%	92,110	$246	5.2484%	119	100.0%	1.40x	66.8%	53.2%
Retail/Office	2	$20,814,980	2.1%	92,110	$246	5.2484%	119	100.0%	1.40x	66.8%	53.2%
Self Storage	1	$5,589,147	0.6%	188,236	$30	5.3940%	118	75.3%	1.34x	73.2%	61.0%
Total/Weighted Average	64	$1,007,748,704	100.0%			4.7916%	100	93.8%	1.43x	66.8%	58.7%

Geographic Distribution(1)(4)
			% of Initial	Weighted Averages
	Number of		Outstanding		Stated			LTV Ratio
	Mortgaged	Aggregate Cut–off	Pool		Remaining Term	U/W NCF	Cut–off Date	at Maturity
State/Location	Properties	Date Balance	Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	or ARD(3)
New York	5	$235,875,724	23.4%	3.9010%	81	1.31x	59.4%	56.9%
California	6	$197,669,039	19.6%	5.0850%	119	1.44x	68.4%	59.0%
Northern(6)	2	$110,000,000	10.9%	5.0350%	119	1.40x	66.6%	60.6%
Southern(6)	4	$87,669,039	8.7%	5.1479%	119	1.49x	70.7%	56.9%
Texas	11	$128,195,329	12.7%	4.9904%	110	1.29x	74.4%	66.4%
Indiana	5	$80,281,408	8.0%	5.1822%	119	1.36x	70.4%	59.3%
South Carolina	2	$38,825,000	3.9%	5.0384%	98	1.46x	68.9%	61.2%
Other	35	$326,902,205	32.4%	5.0536%	95	1.59x	66.9%	56.4%
Total/Weighted Average	64	$1,007,748,704	100.0%	4.7916%	100	1.43x	66.8%	58.7%
(1)
With respect to the Google and Amazon Office Portfolio Loan, the 625 Madison Avenue Loan and the 1760 Third Avenue Loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include the related pari passu companion loans.

(2)	In the case of two mortgage loans with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the GRM South Brunswick loan and The Cove Apartments loan, the Cut-off Date LTV Ratio and the LTV Ratio at Maturity or ARD have been calculated based on “As Stabilized” appraised values of $29.4 million and $13.0 million, respectively. The “As-is” Cut-off Date LTV Ratio and “As-is” LTV Ratio at Maturity or ARD are 87.6% and 81.8%, respectively, for the GRM South Brunswick loan and 84.8% and 80.0%, respectively, for The Cove Apartments loan.

(4)	Reflects allocated loan amount for properties securing multi–property mortgage loans.
(5)	Includes anchored and single tenant properties.
(6)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE15 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)(3)
						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of Cut–off Date LTV			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity
Ratios			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio	or ARD
32.7%	-	49.9%	2	$86,896,244	8.6%	2.3512%	59	1.05x	48.4%	48.2%
50.0%	-	54.9%	1	$8,450,000	0.8%	4.4280%	59	2.12x	54.2%	50.5%
55.0%	-	59.9%	4	$50,626,447	5.0%	5.3981%	102	1.67x	56.9%	49.8%
60.0%	-	64.9%	9	$102,029,852	10.1%	5.1673%	107	1.62x	64.0%	53.9%
65.0%	-	69.9%	12	$387,046,919	38.4%	4.9606%	101	1.47x	66.7%	60.5%
70.0%	-	75.0%	21	$372,699,242	37.0%	5.0081%	109	1.39x	73.5%	62.0%
Total/Weighted Average			49	$1,007,748,704	100.0%	4.7916%	100	1.43x	66.8%	58.7%

Distribution of LTV Ratios at Maturity or ARD(1)(3)
						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of LTV Ratios			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
at Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio	ARD
22.5%	-	49.9%	9	$182,017,172	18.1%	3.8737%	86	1.27x	57.9%	46.6%
50.0%	-	54.9%	7	$60,700,372	6.0%	5.2147%	111	1.72x	63.7%	52.0%
55.0%	-	59.9%	10	$161,929,552	16.1%	5.1272%	111	1.50x	65.4%	56.1%
60.0%	-	70.7%	23	$603,101,609	59.8%	4.9359%	101	1.44x	70.1%	63.7%
Total/Weighted Average			49	$1,007,748,704	100.0%	4.7916%	100	1.43x	66.8%	58.7%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)
						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of Underwritten NCF			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
Debt Service Coverage Ratios			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD(3)
1.03x	-	1.19x	1	$85,000,000	8.4%	2.3000%	58	1.03x	48.8%	48.8%
1.20x	-	1.29x	7	$212,199,993	21.1%	5.0425%	119	1.26x	71.1%	63.1%
1.30x	-	1.39x	14	$167,820,675	16.7%	5.1724%	112	1.34x	70.9%	57.2%
1.40x	-	1.49x	5	$185,344,437	18.4%	5.0989%	112	1.41x	67.9%	58.4%
1.50x	-	1.59x	7	$128,774,873	12.8%	5.1651%	114	1.54x	68.2%	59.3%
1.60x	-	1.69x	3	$97,965,296	9.7%	4.7070%	70	1.65x	64.9%	62.4%
1.70x	-	1.79x	3	$41,061,152	4.1%	5.3693%	79	1.74x	61.6%	52.0%
1.80x	-	1.89x	2	$34,556,955	3.4%	4.1321%	62	1.80x	68.2%	62.0%
1.90x	-	1.99x	4	$29,625,324	2.9%	4.9996%	98	1.93x	65.9%	56.6%
2.00x	-	2.12x	3	$25,400,000	2.5%	4.4280%	59	2.06x	62.1%	57.9%
Total/Weighted Average			49	$1,007,748,704	100.0%	4.7916%	100	1.43x	66.8%	58.7%

Distribution of Original Terms to Maturity or ARD(1)(2)
						Weighted Averages
					% of Initial		Stated			LTV Ratio
Original Terms			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
to Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(3)	ARD(3)
60			15	$311,013,751	30.9%	4.0922%	59	1.51x	62.1%	59.1%
120			34	$696,734,953	69.1%	5.1038%	119	1.40x	68.8%	58.5%
Total/Weighted Average			49	$1,007,748,704	100.0%	4.7916%	100	1.43x	66.8%	58.7%

Distribution of Remaining Terms to Maturity or ARD(1)(2)
						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of Remaining Terms			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
to Maturity or ARD			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)	DSCR	LTV Ratio(3)	ARD(3)
56	-	60	15	$311,013,751	30.9%	4.0922%	59	1.51x	62.1%	59.1%
115	-	120	34	$696,734,953	69.1%	5.1038%	119	1.40x	68.8%	58.5%
Total/Weighted Average			49	$1,007,748,704	100.0%	4.7916%	100	1.43x	66.8%	58.7%
(1)	With respect to the Google and Amazon Office Portfolio Loan, the 625 Madison Avenue Loan and the 1760 Third Avenue Loan, LTV and DSCR calculations include the related pari passu companion loans.
(2)	In the case of two mortgage loans with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the GRM South Brunswick loan and The Cove Apartments loan, the Cut-off Date LTV Ratio and the LTV Ratio at Maturity or ARD have been calculated based on “As Stabilized” appraised values of $29.4 million and $13.0 million, respectively. The “As-is” Cut-off Date LTV Ratio and “As-is” LTV Ratio at Maturity or ARD are 87.6% and 81.8%, respectively, for the GRM South Brunswick loan and 84.8% and 80.0%, respectively, for The Cove Apartments loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE15 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)

						Weighted Averages
					% of Initial		Stated			LTV Ratio
Range of Underwritten NOI			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
Debt Yields			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD(3)
2.4%	-	7.9%	2	$150,000,000	14.9%	3.2874%	59	1.31x	56.4%	56.4%
8.0%	-	9.9%	18	$477,795,769	47.4%	5.0721%	114	1.33x	69.7%	62.2%
10.0%	-	12.4%	16	$260,130,216	25.8%	5.0116%	105	1.53x	68.6%	56.9%
12.5%	-	14.9%	9	$83,369,599	8.3%	4.9513%	97	1.79x	65.4%	51.1%
15.0%	-	16.5%	4	$36,453,120	3.6%	5.3694%	65	1.77x	61.3%	52.5%
Total/Weighted Average			49	$1,007,748,704	100.0%	4.7916%	100	1.43x	66.8%	58.7%

Distribution of Amortization Types(1)
						Weighted Averages
					% of Initial		Stated			LTV Ratio
			Number of	Aggregate Cut–off	Outstanding		Remaining Term	U/W NCF	Cut–off Date	at Maturity or
Amortization Type			Mortgage Loans	Date Balance	Pool Balance	Mortgage Rate	(Mos.)(2)	DSCR	LTV Ratio(3)	ARD(3)
Interest Only, then Amortizing			17	$456,728,454	45.3%	4.9743%	111	1.41x	69.4%	62.6%
Amortizing Balloon			28	$356,895,250	35.4%	5.1479%	101	1.51x	67.6%	55.8%
Interest Only, ARD			1	$85,000,000	8.4%	2.3000%	58	1.03x	48.8%	48.8%
Interest Only			2	$81,500,000	8.1%	4.7389%	72	1.65x	64.1%	64.1%
Amortizing Balloon, ARD			1	$27,625,000	2.7%	4.9900%	120	1.40x	75.0%	47.2%
Total/Weighted Average			49	$1,007,748,704	100.0%	4.7916%	100	1.43x	66.8%	58.7%
(1)
With respect to the Google and Amazon Office Portfolio Loan, the 625 Madison Avenue Loan and the 1760 Third Avenue Loan, LTV, debt yield and DSCR calculations include the related pari passu companion loans.

(2)	In the case of two mortgage loans with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the GRM South Brunswick loan and The Cove Apartments loan, the Cut-off Date LTV Ratio and the LTV Ratio at Maturity or ARD have been calculated based on “As Stabilized” appraised values of $29.4 million and $13.0 million, respectively. The “As-is” Cut-off Date LTV Ratio and “As-is” LTV Ratio at Maturity or ARD are 87.6% and 81.8%, respectively, for the GRM South Brunswick loan and 84.8% and 80.0%, respectively, for The Cove Apartments loan.

Ten Largest Mortgage Loans
	Mortgage				% of Initial	Cut–off Date	Cut–off	U/W	U/W NOI
	Loan			Cut–off Date	Outstanding	Balance per	Date	NCF	Debt
Mortgage Loans	Seller	City, State	Property Type	Balance	Pool Balance	NRA/Unit/Pad	LTV Ratio	DSCR	Yield
Google and Amazon Office
Portfolio(1)	GACC	Sunnyvale, CA	Office	$110,000,000	10.9%	$427	66.6%	1.40x	9.0%
AMC Portfolio Pool I	GACC	Various	Manufactured Housing Community	$87,505,954	8.7%	$43,666	74.8%	1.23x	8.0%
625 Madison Avenue(1)	GACC	New York, NY	Other	$85,000,000	8.4%	$5,548	48.8%	1.03x	2.4%
25 West 45th Street	GACC	New York, NY	Office	$70,000,000	6.9%	$378	65.4%	1.29x	9.0%
1760 Third Avenue(1)	Natixis	New York, NY	Multifamily	$65,000,000	6.5%	$281,124	66.4%	1.67x	7.9%
600 Commonwealth	GACC	Los Angeles, CA	Office	$37,250,000	3.7%	$118	74.5%	1.55x	10.9%
One Sun Plaza	JLC	Albuquerque, NM	Office	$36,960,843	3.7%	$141	67.4%	1.50x	10.3%
Kingsport Portfolio	Natixis	Various	Multifamily	$32,660,711	3.2%	$35,309	70.3%	1.80x	11.1%
Winchester FEMA	Natixis	Winchester, VA	Office	$29,388,301	2.9%	$181	66.8%	1.38x	9.1%
Media Park Santa Monica	GACC	Santa Monica, CA	Office	$27,625,000	2.7%	$278	75.0%	1.40x	11.7%
Total/Weighted Average				$581,390,809	57.7%		66.2%	1.37x	8.2%
(1)
With respect to the Google and Amazon Office Portfolio Loan, the 625 Madison Avenue Loan and the 1760 Third Avenue Loan, LTV, DSCR, debt yield and Cut–off Date Balance per NRA/Unit/Pad calculations include the related pari passu companion loans.

Pari Passu Companion Loan Summary
		Companion
	Mortgage Loan	Loans	Loan Combination
	Cut–off Date	Cut–off Date	Cut–off	Pooling & Servicing
Mortgage Loans	Balance	Balance	Date Balance	Agreement	Master Servicer	Special Servicer	Voting Rights
Google and Amazon
Office Portfolio	$110,000,000	$342,200,000	$452,200,000	COMM 2014-CCRE14	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-CCRE14
625 Madison Avenue	$85,000,000	$110,000,000	$195,000,000	COMM 2014-CCRE14	Wells Fargo Bank, NA	Rialto Capital Advisors, LLC	COMM 2014-CCRE14
1760 Third Avenue	$65,000,000	$75,000,000	$140,000,000	COMM 2014-CCRE15(1)	Midland Loan Services(1)	Midland Loan Services(1)	See (1) below
(1)
Prior to the securitization of the 1760 Third Avenue pari passu companion loan designated as Note A-2, the 1760 Third Avenue Loan Combination will be serviced under the pooling and servicing agreement for this securitization and the related intercreditor agreement, and the directing holder will be the holder of the pari passu companion loan, which initially will be held by Natixis (Note A-2) or an affiliate thereof. After a to be determined securitization of the 1760 Third Avenue pari passu companion loan designated as Note A-2, it is expected that the 1760 Third Avenue Loan Combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization and the related intercreditor agreement, and it is expected that the directing holder of the 1760 Third Avenue Loan Combination will be the directing holder or its equivalent under that securitization. See “Description of the Mortgage Pool—Loan Combinations—The 1760 Third Avenue Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE15 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Existing Mezzanine Debt Summary(1)

	Mortgage Loan	Mezzanine Debt	Trust	Total Debt	Trust	Total Debt	Trust	Total Debt
	Cut–off Date	Cut–off Date	U/W NCF	U/W NCF	Cut–off Date	Cut–off Date	U/W NOI	U/W NOI
Mortgage Loans	Balance	Balance	DSCR	DSCR	LTV Ratio	LTV Ratio	Debt Yield	Debt Yield
Google and Amazon Office Portfolio(2)	$110,000,000	$67,800,000	1.40x	1.15x	66.6%	76.6%	9.0%	7.8%
625 Madison Avenue(3)	$85,000,000	$195,000,000	1.03x	1.03x	48.8%	97.5%	2.4%	1.2%
1760 Third Avenue	$65,000,000	$20,000,000	1.67x	1.28x	66.4%	75.8%	7.9%	6.9%
Kingsport Portfolio(4)	$32,660,711	$3,000,000	1.80x	1.48x	70.3%	76.7%	11.1%	10.2%
Marriott Hotel & Conference Center Spartanburg	$14,000,000	$3,000,000	1.70x	1.20x	64.2%	78.0%	15.2%	12.5%
(1)
The foregoing table does not include the 840 Westchester loan, with respect to which the sole member of borrower’s sole member obtained a loan from an entity under common control with the borrower and wholly-owned by the guarantors (the “Subordinate Lender”) with a Cut-off Date principal balance of approximately $4.49 million (the “Subordinate Loan”), which is secured by the membership interests in the sole member of borrower. No payments are required under the Subordinate Loan until the obligations under the 840 Westchester loan have been paid in full. In addition, the Subordinate Lender entered into a Subordination and Standstill agreement which, among other things, prohibits the Subordinate Lender from exercising any rights or remedies while the 840 Westchester loan is outstanding.

(2)
The amortization term for the Google and Amazon Office Portfolio Loan is calculated based on the combined amortization schedule for the Google and Amazon Office Portfolio Loan and the related mezzanine loan. The amortization and payment schedule can be found in “Annex H – Amortization Schedule for the Google and Amazon Office Portfolio Mortgage Loan” in the Free Writing Prospectus.

(3)
The 625 Madison Avenue mezzanine loan is interest only for the full loan term and is not required to be paid each month. The mezzanine lender will receive a 10.0000% look back IRR at the earlier of (i) the mezzanine loan maturity or (ii) repayment of the mezzanine loan in full. The mezzanine loan is pre-payable during its term, subject to certain terms set forth in the mezzanine loan documents.

(4)
The amortization term for the Kingsport Portfolio Loan is based on a planned amortization schedule. The amortization and payment schedule can be found in “Annex I – Amortization Schedule for the Kingsport Portfolio Mortgage Loan” in the Free Writing Prospectus.

Previous Securitization History(1)

					% of Initial
	Mortgage			Cut–off Date	Outstanding
Mortgage Loans	Loan Seller	City, State	Property Type	Balance	Pool Balance	Previous Securitization
Google and Amazon Office Portfolio	GACC	Sunnyvale, CA	Office	$110,000,000	10.9%	Various(2)
AMC Portfolio Pool I	GACC	Various	Manufactured Housing Community	$87,505,954	8.7%	Various(3)
25 West 45th Street	GACC	New York, NY	Office	$70,000,000	6.9%	GECMC 2005-C3
Media Park Santa Monica	GACC	Santa Monica, CA	Office	$27,625,000	2.7%	JPMCC 2006-LDP7
Driscoll Place Apartments	GACC	Houston, TX	Multifamily	$12,975,000	1.3%	CSMC 2006-C5
ART Indiana MF Portfolio	CCRE	Bloomington, IN	Multifamily	$11,000,000	1.1%	MLMT 2007-C1
Regal Court	JLC	Dallas, TX	Multifamily	$10,350,000	1.0%	JPMCC 2006-CB16
Oasis at Regal Oaks	Natixis	Charlotte, NC	Multifamily	$7,492,161	0.7%	CSFB 2004-C3
Walgreens SW Portfolio	CCRE	Various	Retail	$6,550,000	0.6%	Various(4)
Evergreen Plaza – Everett, WA	Natixis	Everett, WA	Retail	$3,196,995	0.3%	BSCMS 2007-T28
Eustis Plaza	Natixis	Eustis, FL	Retail	$3,100,000	0.3%	JPMCC 2007-CB19
Total				$349,795,110	34.7%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)
The most recent financing of the Technology Corners property was previously securitized in the BACM 2006-4 transaction. The most recent financing of the Moffett Towers Building D property was not included in a securitization.

(3)
The most recent financing of the Northwood property and the Grand Place property was previously securitized in the JPMCC 2001-CIB2 transaction. The most recent financing of the Stonegate property was previously securitized in the GCCFC 2004-GG1 transaction. The most recent financing of the North Bluff property was previously securitized in the JPMCC 2005-LDP5 transaction. The most recent financing of the Shady Grove property was previously securitized in the JPMCC 2003-CB6 transaction. The most recent financing of the Timber Heights property was previously securitized in the JPMCC 2003-CIBC7 transaction. The most recent financing of the Maple Run property was not included in a securitization.

(4)
The most recent financing of the Walgreens – Weatherford, OK property was previously securitized in the LBUBS 2004-C2 transaction. The most recent financing of the Walgreens (Goodwill) – Missouri City, TX property was previously securitized in the LBUBS 2004-C1 transaction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 66.6% 1.40x 9.0%

Moffett Towers Building D Property

Moffett Towers Building D Property

Technology Corners Property

Technology Corners Property

Moffett Towers Building D Property

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 66.6% 1.40x 9.0%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Joseph K. Paul; Jay Paul Revocable		Collateral:	Fee Simple
	Living Trust		Location:	Sunnyvale, CA
Borrower:	MPDB1-4 LLC; MT3D LLC		Year Built / Renovated:	Various
Original Balance(1):	$110,000,000		Total Sq. Ft.:	1,057,809
Cut-off Date Balance(1):	$110,000,000		Property Management:	Paul Holdings, Inc.
% by Initial UPB:	10.9%		Underwritten NOI:	$40,671,127
Interest Rate:	5.03496%		Underwritten NCF:	$40,459,565
Payment Date:	6th of each month		Appraised Value:	$679,000,000
First Payment Date:	February 6, 2014		Appraisal Date:	December 2, 2013
Maturity Date:	January 6, 2024
Amortization(2):	Interest only for first 48 months; 360		Historical NOI(7)
	months thereafter		Most Recent NOI:	NAV
Additional Debt(1):	$342,200,000 Pari Passu Debt;		2012 NOI:	NAV
	$67,800,000 Mezzanine Loan		2011 NOI:	NAV
Call Protection(3):	L(25), YM1(91), O(4)		2010 NOI:	NAV
Lockbox / Cash Management:	Hard / In Place		2009 NOI:	NAV
			2008 NOI:	NAV
Reserves(4)
	Initial	Monthly	Historical Occupancy(7)
Taxes:	$0	$172,473	Current Occupancy:	100.0% (February 6, 2014)
Insurance:	$0	Springing	2012 Occupancy:	NAV
Replacement:	$0	$17,630	2011 Occupancy:	NAV
TI/LC:	$31,289,848	$0	2010 Occupancy:	NAV
Free Rent:	$2,209,233	$0	2009 Occupancy:	NAV
Lease Sweep:	$0	Springing	2008 Occupancy:	NAV
			(1)	The Original Balance and Cut-off Date Balance of $110.0 million represent the non-controlling Note A-2 of the $452.2 million Google and Amazon Office Portfolio Loan Combination evidenced by four pari passu notes. The pari passu companion loans are comprised of the controlling Note A-1, with an original principal balance of $155.0 million, which was included in the COMM 2014-CCRE14 transaction, the non-controlling Note A-3, with original principal balance of $120.0 million and the non-controlling Note A-4, with original principal balance of $67.2 million. For additional information on the pari passu companion loans, see “The Loan” herein. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
Financial Information
	Mortgage	Total
	Loan(5)	Debt
Cut-off Date Balance / Sq. Ft.:	$427	$492
Balloon Balance / Sq. Ft.:	$389	$448
Cut-off Date LTV:	66.6%	76.6%
Balloon LTV:	60.6%	69.7%
Underwritten NOI DSCR(6):	1.41x	1.16x
Underwritten NCF DSCR(6):	1.40x	1.15x	(2)	Following an initial 48-month interest only period from the first payment date, the Google and Amazon Office Portfolio Loan Combination is structured with a fixed amortization schedule based on a 360-month amortization period for the mortgage loan, together with the related mezzanine loan. See Annex H of the Free Writing Prospectus.
Underwritten NOI Debt Yield:	9.0%	7.8%
Underwritten NCF Debt Yield:	8.9%	7.8%
Underwritten NOI Debt Yield at Balloon:	9.9%	8.6%
Underwritten NCF Debt Yield at Balloon:	9.8%	8.5%	(3)	The lockout period will be at least 25 payments beginning with and including the first payment date of February 6, 2014. Prepayment of the full $452.2 million Google and Amazon Office Portfolio Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan and (ii) February 6, 2017. Partial release is permitted. See “Partial Release” herein.

			(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
			(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Google and Amazon Office Portfolio Loan Combination.
			(6)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.76x and 1.75x, respectively for the mortgage loan and 1.43x and 1.42x, respectively, for the total debt.
			(7)
The Technology Corners Property was previously 100.0% occupied by Ariba, which vacated in 2013. The Technology Corners Property was subsequently leased by Google and has been undergoing substantial renovations prior to Google taking occupancy of the Technology Corners Property. The Moffett Towers Building D Property was constructed in 2013 and pre-leased by Amazon during construction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 66.6% 1.40x 9.0%

Property Summary
Property Name	Location	Tenant	Sq. Ft.	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Technology Corners Property	Sunnyvale, CA	Google	700,328(2)	2001 / 2013	$70,865,385	$438,000,000	100.0%
Moffett Towers Building D Property	Sunnyvale, CA	Amazon	357,481	2013 / NAP	$39,134,615	$241,000,000	100.0%
Total / Wtd. Avg.			1,057,809		$110,000,000	$679,000,000	100.0%
(1)	Based on a rent roll dated February 6, 2014.
(2)	Google leases 175,082 sq. ft. at 803 11th Avenue, 175,082 sq. ft. at 805 11th Avenue, 175,082 sq. ft. at 807 11th Avenue, and 175,082 sq. ft. at 809 11th Avenue under four separate coterminous leases.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Google	NR/Aa2/AA	700,328	66.2%	$32.40	63.1%	9/30/2024(2)
Amazon(3)(4)	NR/Baa1/AA-	357,481	33.8%	$37.08	36.9%	2/29/2024(5)
Total Occupied Collateral		1,057,809	100.0%	$33.98	100.0%
Vacant		0	0.0%
Total Collateral		1,057,809	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Google has no early termination options and has one seven-year renewal option with nine months prior notice at 95% of fair market rent.
(3)	Amazon’s base rent will commence March 1, 2014. At closing, $2,209,233 was reserved for the two remaining months of abated rent due to Amazon under its lease.
(4)	This space is leased by A2Z Development Center, Inc., a subsidiary of Amazon. Amazon provided a parent guaranty of this lease.
(5)	Amazon has no early termination options and has two seven-year renewal options with nine months prior notice at 100% of fair market rent.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2024	5	1,057,809	100.0%	1,057,809	100.0%	$33.98	100.0%	100.0%
Thereafter	0	0	0.0%	1,057,809	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	1,057,809	100.0%	NAP	NAP
Total / Wtd. Avg.	5	1,057,809	100.0%			$33.98	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 66.6% 1.40x 9.0%

The Loan.   The Google and Amazon Office Portfolio loan (the “Google and Amazon Office Portfolio Loan”) consists of the non-controlling Note A-2 in the original principal amount of $110.0 million of a fixed rate loan in the aggregate principal amount of $452.2 million (the “Google and Amazon Office Portfolio Loan Combination”). The Google and Amazon Office Portfolio Loan Combination is secured by the borrowers’ fee simple interest in a four building, Class A suburban office park containing 700,328 sq. ft. in the aggregate located at 803, 805, 807 and 809 11th Avenue in Sunnyvale, California (the “Technology Corners Property”) and the borrowers’ fee simple interest in a 357,481 sq. ft. Class A suburban office building located at 1100 Enterprise Way in the Moffett Towers Office Park (the “Moffett Towers Building D Property”, together with the Technology Corners Property, the “Google and Amazon Office Portfolio Properties”). The $452.2 million Google and Amazon Office Portfolio Loan Combination is evidenced by four pari passu notes. Only the non-controlling Note A-2, with an original principal balance of $110.0 million, will be included in the COMM 2014-CCRE15 mortgage trust. The controlling Note A-1, with an original principal balance of $155.0 million, was included in the COMM 2014-CCRE14 transaction, the non-controlling Note A-3, with an original principal balance of $120.0 million and the non-controlling Note A-4, with an original principal balance of $67.2 million. Notes A-3 and A-4 are expected to be contributed to future securitizations. GACC has reserved the right to further split Note A-3 and Note A-4 into multiple notes. The Google and Amazon Office Portfolio Loan Combination has a 10-year term and amortizes on a fixed schedule, after an initial four-year interest only period. The fixed schedule results in a 360-month effective amortization period.

The Google and Amazon Office Portfolio Loan accrues interest at a fixed rate equal to 5.03496% and has a cut-off date balance of $110.0 million. The proceeds of the Google and Amazon Office Portfolio Loan Combination, along with a $67.8 million mezzanine loan funded concurrently, were used to retire existing debt of approximately $338.3 million, fund upfront reserves of approximately $33.5 million, pay closing costs of approximately $2.8 million and return approximately $145.4 million of equity to the sponsors. Based on the appraised value of $679.0 million as of December 2, 2013, the cut-off date LTV ratio of the Google and Amazon Office Portfolio Loan Combination is 66.6%. Including the $67.8 million of mezzanine debt, the remaining implied equity is $159.0 million. The most recent prior financing of the Technology Corners Property was included in the BACM 2006-4 mortgage trust. The most recent prior financing of the Moffett Towers Building D Property was not included in a securitization.

The relationship between the holders of Note A-1, Note A-2, Note A-3 and Note A-4 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool―Loan Combinations―The Google and Amazon Office Portfolio Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$155,000,000	$155,000,000	COMM 2014-CCRE14	Yes
Note A-2	$110,000,000	$110,000,000	COMM 2014-CCRE15	No
Note A-3	$120,000,000	$120,000,000	GACC	No
Note A-4	$67,200,000	$67,200,000	GACC	No
Total	$452,200,000	$452,200,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$452,200,000	87.0%	Loan Payoff	$338,309,831	65.1%
Mezzanine Loan	$67,800,000	13.0%	Reserves	$33,499,080	6.4%
			Closing Costs	$2,757,087	0.5%
			Return of Equity	$145,434,002	28.0%
Total Sources	$520,000,000	100.0%	Total Uses	$520,000,000	100.0%

The Borrower / Sponsor.    The borrowers, MPDB1-4 LLC (the “Technology Corners Borrower”) and MT3D LLC (the “Moffett Towers Building D Borrower”), are each single purpose Delaware limited liability companies structured to be bankruptcy-remote, with two independent directors in their organizational structures. MPDB1-4 LLC is the borrowing entity for the Technology Corners Property and MT3D LLC is the borrowing entity for the Moffett Towers Building D Property. The sponsors of the borrowers and the nonrecourse carve-out guarantors are Joseph K. Paul (“Jay Paul”) and the Jay Paul Revocable Living Trust, on a joint and several basis.

Founded by Jay Paul in 1975, the Jay Paul Company is headquartered in San Francisco, California and focuses on the development, acquisition and management of commercial properties in California. Jay Paul Company has developed and acquired in excess of eight million sq. ft. of real estate, with an additional six million sq. ft. of space in its development pipeline, and has closed in excess of $2.5 billion worth of equity and debt financing since 2000. In addition, the Jay Paul Company has over five million sq. ft. of LEED Certified Gold office space throughout its portfolio.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 66.6% 1.40x 9.0%

The Properties.    The Google and Amazon Office Portfolio Properties consist of five Class A suburban office buildings totaling 1,057,809 sq. ft., located in Sunnyvale, California. The Google and Amazon Office Portfolio Properties are located in the Moffett Park area of Sunnyvale, immediately north of the intersection of US Highway 101 and State Highway 237, and benefit from access to several bus stops in the immediate area and the Santa Clara Light Rail station located along Moffett Park Drive. As of February 6, 2014, the Google and Amazon Office Portfolio Properties are 100.0% occupied by two credit rated tenants.

The Technology Corners Property consists of four, four-story Class A suburban office buildings totaling 700,328 sq. ft., which are part of a larger approximately 949,000 sq. ft., six-building office campus (known generally as “Technology Corners”). The campus includes a two-story, 15,660 sq. ft. amenities building, which was originally built-out as a fitness center for the previous tenant, as well as a fifth office building under construction which will contain 232,248 sq. ft. of rentable space, which is expected to be completed in March 2014. There are currently 2,360 garage and surface parking spaces for a ratio of 3.37 per 1,000 sq. ft. based on the existing 700,328 sq. ft. A second parking garage is under construction concurrently with the fifth office building, which will increase the number of parking spaces to 2,767, for a ratio of 2.97 per 1,000 sq. ft. for the entire office campus. Google leases all five of the office buildings at Technology Corners under five separate leases. The amenities building, parking garages and fifth office building under construction do not serve as collateral for the Google and Amazon Office Portfolio Loan Combination. The Technology Corners Borrower has the right to use the common areas, including the separate parking structures, pursuant to recorded REAs that run with the land.

The Moffett Towers Building D Property is an eight-story Class A LEED Certified Gold suburban office building totaling 357,481 sq. ft., which is part of a larger 1.99 million sq. ft. campus which spans 52 acres and seven office buildings (known generally as “Moffett Towers”) and includes an amenities building which is occupied by the Moffett Towers Club. The Moffett Towers Club is a full-service, 48,000 sq. ft. health and wellness club which is open exclusively to the tenants of Moffett Towers and includes a fitness center, pool, basketball court, spa and café and is not collateral for the Google and Amazon Office Portfolio Loan Combination. There are two separate parking garages and surface parking for a total of 1,180 parking spaces allocated to the Moffett Towers Building D Property for a ratio of 3.30 spaces per 1,000 sq. ft. The amenities building and parking garages do not serve as collateral for the Google and Amazon Office Portfolio Loan Combination. The Moffett Towers Building D Borrower has the right to use the common areas, including the separate parking structures, pursuant to recorded REAs that run with the land.

Environmental Matters.    The Phase I environmental reports dated November 17, 2013 and November 19, 2013 recommended no further action at the Technology Corners Property or the Moffett Towers Building D Property.

Tenants.

Google (700,328 sq. ft., 66.2% of NRA, 63.1% of U/W Base Rent). Google (NASDAQ: GOOG), rated NR/Aa2/AA by Fitch/Moody’s/S&P, is a global technology company specializing in internet-related services and products, including search, cloud computing, software and online advertising technologies. The California-based company provides its products and services in more than 100 languages and in more than 50 countries, regions, and territories. Google was founded by Sergey Brin and Lawrence E. Page on September 4, 1998 and is headquartered in Mountain View, California, less than five miles from the Technology Corners Property. Since first going public in August 2004, Google has grown to a market capitalization of approximately $370.7 billion as of December 2013.

Google’s lease commenced in April 2013 at the Technology Corners Property and expires September 2024. Rent commenced in November 1, 2013. Although all 700,328 sq. ft. at Technology Corners is leased to Google, the company is still completing tenant improvements and is expected to take occupancy by July 2014. Currently, Google is subleasing the third floor of 807 11th Avenue to Motorola Mobility, Inc., an affiliate of Google. Google has one seven-year option to renew at 95% of fair market value with a minimum of nine months prior notice and has no termination options. At closing, the borrowers reserved approximately $7.2 million ($10.22 PSF) for tenant improvements related to Google’s space and Google is investing a reported additional $150 million to complete a gut renovation of the interior and major enhancement of the common area space, including the amenities building. Google is awaiting delivery of Technology Corners Building 6 (“Building 6”), a four-story building that will contain an additional 232,248 sq. ft. that is set for completion in 2014 and is not included in the Google and Amazon Office Portfolio Loan Combination collateral. The addition of this space will increase Google’s total presence at Technology Corners to 932,576 sq. ft.

Amazon (357,481 sq. ft., 33.8% of NRA, 36.9% of U/W Base Rent). Amazon.com, Inc. (“Amazon”) (NASDAQ: AMZN), rated NR/Baa1/AA- by Fitch/Moody’s/S&P, began as an online bookstore in 1995. Today, the website has expanded to offer not only books but also movies, games, music, electronics and other general merchandise categories such as apparel and accessories, auto parts, home furnishings, health and beauty aids, toys and groceries. Amazon’s e-reader, the Kindle Fire HD, was the company’s bestselling product worldwide in 2012. Founded by Jeff Bezos, Bezos still operates as the company’s chairman and CEO and owns nearly 20% of the company. Net sales increased 27.1% year over year from approximately $48.1 billion in 2011 to $61.1 billion in 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 66.6% 1.40x 9.0%

A2Z Development Center, Inc. (“A2Z”) is a wholly owned subsidiary of Amazon and leases all 357,481 sq. ft. of office space of the Moffett Towers Building D Property as well as 224,492 sq. ft. at the adjacent 1120 Enterprise Way property (not part of the collateral). Amazon.com, Inc. provided a parent guaranty for this lease. The company is responsible for a number of Amazon’s products and services and uses its space at the Moffett Towers Building D Property for design and product development for the Kindle e-reader. A2Z’s lease commenced in October 2013 and expires in February 2024. Base rent was abated for the first five months of the initial lease term, which remaining amount was fully reserved for at the closing of the Google and Amazon Office Portfolio Loan Combination.  Payment of base rent commences on March 1, 2014. A2Z has two seven-year options to renew at 100% of the fair market rent with a minimum of nine months prior notice and has no early termination options. At closing, the borrowers reserved approximately $24.1 million ($67.50 PSF) for tenant improvements related to Amazon’s space and Amazon is investing a reported additional $21.5 million ($60.14 PSF). Amazon is expected to complete its tenant improvements and build-out of floors three through eight in March 2014, followed by the lab space on floors one and two and cafeteria in June 2014. Amazon is expected to take full occupancy in June 2014.

The Market.    The Google and Amazon Office Portfolio Properties are located in the Silicon Valley office market, which has experienced significant growth in recent years led by the expansion of social media, gaming and software industries and the presence of large high-tech companies such as Apple and Google. Leasing activity increased in the third quarter of 2013, exceeding the square footage leased in both the first and second quarters combined, on par with elevated levels during the third and fourth quarters of 2012, with approximately 2.3 million sq. ft. leased in the third quarter of 2013. Among these transactions were the new leases by Google totaling 932,576 sq. ft. at Technology Corners, which has also recently continued its expansion into neighboring Palo Alto and Sunnyvale.

The Silicon Valley office market totals over 48.0 million sq. ft. of office space and is comprised of 13 submarkets, located predominantly in Santa Clara County, including the Newark and Fremont submarkets in southern Alameda County. The Silicon Valley average household income is $122,434, which is 76.0% above the US average, with a percentage of households in the $100,000 and above range of 43.5% versus the national average of 19.5%. Additionally, approximately 45.0% of the Silicon Valley’s population has a bachelor’s or advanced degree, compared to just 28.0% nationwide. The Technology Corners Property and Moffett Towers Building D Property are located in the Sunnyvale submarket close to Mountain View. The Sunnyvale submarket has over 7.0 million sq. ft. of office inventory as of Q3 2013.

Across the entire Silicon Valley office market, there were occupancy gains during the quarter, bringing year-to-date overall net absorption to approximately 956,000 sq. ft. For the Silicon Valley office market, vacancy rates continued to decline to 11.8%, 0.2% less than a year ago. In the Sunnyvale submarket, the overall vacancy rate dropped to 5.6% in Q3 2013 from 6.3% in the prior quarter. In the Silicon Valley office market, new construction of approximately 1.1 million sq. ft. has been completed through Q3 2013, with an additional 3.2 million sq. ft. underway. Three new projects broke ground during Q3 2013 and another 10 projects are expected to begin construction in the next two quarters. The Sunnyvale submarket has had 100,000 sq. ft. of new construction delivered through Q3 2013, with over 1.4 million sq. ft. under construction as of Q3 2013.

In the Silicon Valley office market, overall average annual asking rents increased 5.2% during the past quarter to $36.72 PSF, and 8.5% over the past year. Class A average asking rental rates increased 4.1% during the quarter to $36.36 PSF, the highest rate recorded since 2001. The average annual asking rents in the Sunnyvale submarket rose for the third consecutive quarter to $45.36 PSF, up from $45.00 PSF in Q2 2013. The appraiser concluded that the appropriate current market rent for the Technology Corners Property is $3.35 PSF NNN per month ($40.20 PSF NNN per year) and $3.50 PSF NNN per month ($42.00 PSF NNN per year) for the Moffett Towers Building D Property.

The appraiser identified eight lease comparables, which are presented in the subsequent chart:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 66.6% 1.40x 9.0%

Lease Comparables(1)
Property	Tenant	Location (CA)	Year Built	Lease Area (Sq. Ft.)	Base Rent PSF (NNN)	Lease Term (yrs)
Technology Corners Property	Google	Sunnyvale	2001	700,328	$32.40	11.5
Moffett Towers Building D Property	Amazon	Sunnyvale	2013	357,481	$37.08	10.0
Santa Clara Gateway	Global Foundaries	Santa Clara	2013	136,630	$39.00	7.0
Moffett Towers I	Plaxo	Sunnyvale	2008	30,963	$39.00	6.5
Moffett Towers I	GoDaddy.com	Sunnyvale	2008	40,521	$39.00	6.4
Santa Clara Towers II	CA Technologies	Santa Clara	1998	74,471	$30.60	10.6
1045-1085 La Avenida Avenue	Microsoft Corporation	Mountain View	2001	515,700	$40.80	12.0
Technology Corners Building 6	Google, Inc.	Sunnyvale	2014(2)	232,248	$42.00	10.3
Sunnyvale City Center	IMPAC Medical Systems	Sunnyvale	2002	76,015	$49.80	10.0
3333 Scott Boulevard	Akamai Technologies, Inc.	Santa Clara	2013	80,000	$34.20	10.0
(1)	Source: Appraisal.
(2)	Property is still under construction but has been pre-leased.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$41,853,110	$39.57
Value of Vacant Space	0	0.00
Gross Potential Rent	$41,853,110	$39.57
Total Recoveries	7,458,875	7.05
Total Other Income	847,053	0.80
Less: Vacancy(2)	(1,756,434)	(1.66)
Effective Gross Income	$48,402,604	$45.76
Total Operating Expenses	7,731,477	7.31
Net Operating Income	$40,671,127	$38.45
TI/LC	0	0.00
Capital Expenditures	211,562	0.20
Net Cash Flow	$40,459,565	$38.25

Average Annual Rent PSF(3)	$39.57

(1)	U/W Base Rent includes $5,907,087 in contractual step rent which represents the straight line average of step rent through the earlier of the termination option or lease term.
(2)	U/W Vacancy represents 3.5% of gross income.
(3)
Average Annual Rent PSF is based on operating statements and occupancy rates provided by the Google and Amazon Office Portfolio Loan Combination borrowers. The Technology Corners Property was previously 100.0% occupied by Ariba, which vacated in 2013. The Technology Corners Property was subsequently leased by Google, Inc. and underwent substantial renovations prior to Google, Inc. taking occupancy of the property. The Moffett Towers Building D Property was constructed in 2013 and pre-leased during construction by A2Z Development Center, Inc., a subsidiary of Amazon.com, Inc; therefore, historical average annual rent PSF figures are not available.

Property Management.    The Google and Amazon Office Portfolio Properties are managed by Paul Holdings, Inc. d/b/a Jay Paul Company, an affiliate of the borrowers.

Lockbox / Cash Management.    The Google and Amazon Office Portfolio Loan Combination is structured with a hard lockbox and in place cash management. The borrowers sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Google and Amazon Office Portfolio Loan Combination documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) from and after the second anniversary of the loan closing date, if there exists a Low Debt Service Period (as defined herein), (iii) during the continuance of certain Lease Sweep Periods (as defined herein), or (iv) during the continuance of an event of default under the mezzanine loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 66.6% 1.40x 9.0%

A “Low Debt Service Period” commences if the DSCR, as determined by lender, is less than 1.20x and ends if the DSCR, as determined by lender, is at least 1.25x for two consecutive quarters.

A “Lease Sweep Period” commences upon the earliest to occur of, among other events, (i) the January 2021 payment date, (ii) the date on which the tenant under a Lease Sweep Lease (as defined herein) surrenders or terminates its Lease Sweep Lease with respect to all or a Material Surrender Portion (as defined herein) of its space prior to the then current expiration date, or the date on which such a tenant notifies the borrower that it is surrendering or terminating its Lease Sweep Lease with respect to all or a Material Surrender Portion of its space, (iii) the date on which a tenant under a Lease Sweep Lease “goes dark” at any of the Google and Amazon Office Portfolio Properties or at substantially all of its premises (unless such tenant is investment grade), (iv) upon the occurrence of an event of default under a Lease Sweep Lease, (v) upon the occurrence of a bankruptcy or insolvency involving the tenant (or its parent) under a Lease Sweep Lease and (vi) the date on which there occurs a casualty at either the Technology Corners Property or at the Moffett Towers Building D Property or at any of the four Technology Corners Property buildings.

A “Lease Sweep Lease” means any of (i) the Amazon lease, (ii) the Google lease for 803 11th Avenue, (iii) the Google lease for 805 11th Avenue, (iv) the Google lease for 807 11th Avenue, (v) the Google lease for 809 11th Avenue or (vi) any lease which is entered into by the borrowers in replacement of any of the Amazon lease or any of the Google leases. A “Material Surrender Portion” means at least 46,000 sq. ft. of space (or if a full floor of space is less than 46,000 sq. ft. of space, a full floor of space) demised under a Lease Sweep Lease.

If a Lease Sweep Period exists, then the borrower is required to deposit into the lease sweep account (i) the Required Minimum Monthly Lease Sweep Deposit Amount (as defined herein) (regardless of whether rents are sufficient to make the payments otherwise required and such Required Minimum Monthly Lease Sweep Deposit Amount) and (ii) in addition, all excess cash, on a monthly basis, but only until the aggregate amounts so swept (inclusive of any lease termination payments, if any) equal the Lease Sweep Reserve Threshold (as defined herein) (or, if the Lease Sweep Period was triggered because space leased to Google at the Technology Corners Property is affected by a casualty, the Google Lease Sweep Threshold (as defined herein)).

“Required Minimum Monthly Lease Sweep Deposit Amount” means, on each monthly payment date during the continuance of a Lease Sweep Period, an amount equal to $897,223. The “Lease Sweep Reserve Threshold” means $28,000,000, which amount is proportionately reduced if the Technology Corners Property, the Moffett Towers Building D Property or one of the buildings at the Technology Corners Property is sold.  The “Google Lease Sweep Threshold” means $30.53 per rentable square foot affected by the casualty giving rise to the Lease Sweep Period.

If a Lease Sweep Period exists and the aggregate funds transferred in the lease sweep account (inclusive of any lease termination payments) equals the Lease Sweep Reserve Threshold (or, if the Lease Sweep Period was triggered because space leased to Google at the Technology Corners Property is affected by a casualty, the Google Lease Sweep Threshold), thereafter the borrower is required to deposit all excess cash into a debt service reserve account up to the Lease Sweep and Debt Service Reserve Cap (as defined herein). However, if the Lease Sweep Period is continuing due to the insolvency of a Lease Sweep Tenant (or its parent) or due to a casualty, then the Lease Sweep and Debt Service Reserve Cap will not be in effect.

“Lease Sweep and Debt Service Reserve Cap” is $32,300,000, although (i) such amount is proportionately reduced if the Technology Corners Property, the Moffett Towers Building D Property or one of the buildings at the Technology Corners Property is sold and (ii) if the Lease Sweep Period commenced because of the surrender, termination or cancellation of a Material Surrender Portion of (but not the entirety of) the space under a Lease Sweep Lease (or notice is given) prior to its then current expiration date, then, the Lease Sweep and Debt Service Reserve Cap with respect to the affected space will be equal to $30.00 times the number of sq. ft. of space that has been (or is to be) surrendered, terminated or cancelled.

Initial Reserves.    At closing, the borrowers deposited (i) $31,289,848 into the TI/LC reserve account, $24,129,968 of which was reserved for outstanding tenant improvements and leasing commissions related to Amazon and $7,159,880 of which was reserved for outstanding tenant improvements related to Google and (ii) $2,209,233 into a free rent reserve account for outstanding free rent related to Amazon.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $172,473, into a tax reserve account and (ii) $17,630 into a capital expenditure account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    A $67,800,000 mezzanine loan was funded at closing. The mezzanine loan is coterminous with the Google and Amazon Office Portfolio Loan Combination and accrues interest at a rate of 7.8500% per annum. The mezzanine loan has a 10-year term and after a four-year interest only period, amortizes on a fixed schedule, which results in a 360-month effective amortization period. The mezzanine loan is held by Hanwha U.S. Mezzanine Investment SCA, LLC.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 66.6% 1.40x 9.0%

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    After the prepayment lockout expiration date, which is the earlier to occur of (i) two years after the closing date of the securitization which includes the last pari passu note to be securitized and (ii) February 6, 2017, the applicable borrower may in conjunction with an arm’s length sale to an unrelated third party sale obtain the release of (A) the Moffett Towers Building D Property, (B) the entirety of the Technology Corners Property or (C) one of the four buildings at the Technology Corners Property (a “Parcel Release”), provided, among other conditions set forth in the Google and Amazon Office Portfolio Loan Combination documents, (1) the applicable borrower makes a principal payment equal to the Lender’s Proportionate Share (as defined herein) of (a) if the release is a release of the Moffett Towers Building D Property, 150% of the allocated loan amount for the Moffett Towers Building D Property (as set forth in the Google and Amazon Office Portfolio Loan Combination documents), (b) if the release is a release of the entirety of the Technology Corners Property, 120% of the allocated loan amount for the entirety of the Technology Corners Property (as set forth in the Google and Amazon Office Portfolio Loan Combination documents), and (c) if the release is a Parcel Release, 150% of the allocated loan amount for such building (as set forth in the Google and Amazon Office Portfolio Loan Combination documents); (2) if the property being released is the Technology Corners Property or a Parcel Release, (i) Amazon maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Amazon) that is no more than one rating notch below the respective credit ratings of Amazon from S&P and Moody’s as of the closing date and (ii) at the time of the release, there exists no material default under the Amazon lease at the Moffett Towers Building D Property; (3) if the release is a Parcel Release, the Google lease relating to the parcel being released is required to be amended so that it is no longer cross-defaulted with any other Google lease, and the Google leases relating to the remaining parcels (still subject to the lien of the mortgage) is required to be amended so that they are no longer cross-defaulted with any other Google lease or with the Google lease to Building 6; (4) if the release is a Parcel Release, (i) Google maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Google) that is no more than one rating notch below the respective credit ratings of Google from S&P and Moody’s as of the closing date, and (ii) there exists no material default under the Google lease at the portions of the Technology Corners Property remaining subject to the lien of the mortgage; (5) if the property being released is the Moffett Towers Building D Property (i) Google maintains at the time of such release a credit rating from S&P and Moody’s (with Fitch not currently rating Google) that is no more than one rating notch below the respective credit ratings of Google from S&P and Moody’s as of the closing date and (ii) at the time of the release, there exists no material default under any Google lease at the Technology Corners Property; (6) if, after the release and prepayment described above, the LTV ratio of the properties remaining subject to the lien of the Google and Amazon Office Portfolio Loan Combination documents (as determined by lender) is greater than 125%, the principal balance of the loan must be paid down by an amount such that the LTV ratio is no more than 125% immediately after such release; (7) the DSCR after giving effect to such release is no less than the greater of (i) 1.20x and (ii) the aggregate DSCR immediately prior to such sale; (8) the LTV ratio after giving effect to such release is no more than the lesser of (i) 76.6% and (ii) the aggregate LTV ratio immediately prior to such release; (9) receipt of rating agency confirmation (if required); (10) adequate funds as determined by lender in its reasonable discretion have been escrowed with lender to cover any potential shortfalls in the lease sweep reserve amounts required to be collected from the cash flow from the remaining properties; and (11) no event of default under the Google and Amazon Office Portfolio Loan Combination documents has occurred and is continuing.

In no event can more than one office building at the Technology Corners Property be released from the collateral (unless the entirety of the Technology Corners Property is released) and, in addition, in no event can any sale include a conveyance of all or any portion of the Moffett Towers Building D Property common areas or Technology Corners Property common areas (including the amenities building at each property).

As used herein, the “Lender’s Proportionate Share” means a fraction, the numerator of which is the then outstanding principal balance of the Google and Amazon Office Portfolio Loan Combination and the denominator of which is the aggregate outstanding principal balances of the Google and Amazon Office Portfolio Loan Combination and the mezzanine loan.

Substitution.    None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 66.6% 1.40x 9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Sunnyvale, CA 94089	Collateral Asset Summary – Loan No. 1 Google and Amazon Office Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$110,000,000 66.6% 1.40x 9.0%

CARTIFACT
Moffett Towers Building D
1100 Enterprise Way
Sunnyvale, CA 94089
Technology Corners
803, 805, 807 and 809 11th Avenue
Sunnyvale, CA 94089
San Francisco Bay
Coyote Creek
BAYLANDS
East Palo Alto
Palo Alto Golf Course
DOWNTOWN PALO ALTO
Palo Alto
Stanford Stadium
Stanford University
CALTRAIN
California Avenue
MIDDLEFIELD RD
ALMA ST
EL CAMINO REAL
BAYSHORE FWY
101
82
VA Palo Alto Health Care System
San Antonio
San Antonio Center
Alta Mesa Cemetery
MOFFETT FEDERAL AIRFIELD
MOFFETT PARK
Sunnyvale Muni GC
Mountain View
Mountain View
237
Sunnyvale
VTA LIGHT RAIL
49ers Levi's Stadium
Great America
Mission College
RENAISSANCE
GOLDEN TRIANGLE
NIMITZ FWY
880
CENTRAL EXPY
SCOTT BLVD
Sunnyvale
Sunnyvale Town Center
Lawrence
LAWRENCE EXPY
NORMAN Y MINETA SAN JOSE INT'L AIRPORT
Los Altos Hills
El Camino Hospital
Las Palmas Park
85
Foothill College
FOOTHILL EXPY
280
Los Altos
Los Altos Golf & Country Club
EL CAMINO REAL
Santa Clara
Santa Clara University
Santa Clara Catholic Cemetery
Central Park
College Park
San Jose
Rancho San Antonio Open Space
Gate of Heaven Cemetery
Apple HQ
Vallco Mall
JUNIPERO SERRA FWY
STEVENS CREEK BLVD
De Anza College
Cupertino
Westfield Valley Fair
SUNOL-MIDTOWN
Santa Clara Valley Med Center
Monte Bello Open Space Preserve
BOLLINGER RD
Westgate Mall
W HAMILTON AVE
Campbell
W CAMPBELL AVE
The Pruneyard
17
Saratoga
West Valley College
Monte Sereno
Los Gatos
PACIFIC OCEAN
Novato
Vallejo
San Rafael
Richmond
Concord
Pittsburg
Antioch
Walnut Creek
Berkeley
Oakland
San Francisco
Alameda
Castro Valley
South San Francisco
Hayward
Pleasanton
Union City
Pacifica
San Mateo
Fremont
Half Moon Bay
Redwood City
Palo Alto
Milpitas
Mountain View
Sunnyvale
Santa Clara
San Jose
Cupertino

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Texas and Michigan	Collateral Asset Summary – Loan No. 2 AMC Portfolio Pool I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,505,954 74.8% 1.23x 8.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Texas and Michigan	Collateral Asset Summary – Loan No. 2 AMC Portfolio Pool I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,505,954 74.8% 1.23x 8.0%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of seven properties
Loan Purpose:	Acquisition		Property Type:	Manufactured Housing Community
Sponsor:	RHP Properties, Inc.; NorthStar Realty		Collateral:	Fee Simple
	Finance Corp.		Location:	Various
Borrower:	AMC Grand Place LLC; AMC North		Year Built / Renovated:	Various / NAP
	Bluff Estates LLC; AMC Northwood		Total Pads:	2,004
	LLC; AMC Shady Grove Ranch LLC;		Property Management:	Newbury Management Company
	AMC Stonegate LLC; Maple Run		Underwritten NOI:	$7,007,607
	MHC, LLC; Timber Heights Michigan,		Underwritten NCF:	$6,857,307
	LLC		Appraised Value:	$116,957,000
Original Balance:	$87,505,954		Appraisal Date:	November and December 2013
Cut-off Date Balance:	$87,505,954
% by Initial UPB:	8.7%		Historical NOI
Interest Rate:	4.9150%		Most Recent NOI:	$6,981,380 (T-12 September 30, 2013)
Payment Date:	1st of each month		2012 NOI:	$6,846,334 (December 31, 2012)
First Payment Date:	February 1, 2014		2011 NOI:	$6,614,502 (December 31, 2011)
Maturity Date:	January 1, 2024		2010 NOI:	$6,384,580 (December 31, 2010)
Amortization:	Interest only for first 47 months; 360
	months thereafter		Historical Occupancy(5)
Additional Debt(1):	Future Mezzanine Debt Permitted		Current Occupancy:	93.6% (October 31, 2013)
Call Protection(2):	L(25), YM1(88), O(7)		2012 Occupancy:	91.6% (December 31, 2012)
Lockbox / Cash Management:	Springing Soft / Springing		2011 Occupancy:	89.1% (December 31, 2011)
			2010 Occupancy:	87.7% (December 31, 2010)
Reserves(3)			(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
	Initial	Monthly	(2)	Partial release and substitution are permitted. See “Partial Release” and “Substitution of Collateral” herein.
Taxes:	$0	$71,841
Insurance:	$0	Springing	(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
Replacement:	$306,746	Springing	(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.61x and 1.57x, respectively.
Required Repairs:	$71,040	NAP

Financial Information			(5)	Occupancy includes 270 sponsor owned homes, which represents 13.5% of the AMC Portfolio Pool I Properties’ total pads.
Cut-off Date Balance / Pad:	$43,666
Balloon Balance / Pad:	$39,353
Cut-off Date LTV:	74.8%
Balloon LTV:	67.4%
Underwritten NOI DSCR(4):	1.26x
Underwritten NCF DSCR(4):	1.23x
Underwritten NOI Debt Yield:	8.0%
Underwritten NCF Debt Yield:	7.8%
Underwritten NOI Debt Yield at Balloon:	8.9%
Underwritten NCF Debt Yield at Balloon:	8.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Texas and Michigan	Collateral Asset Summary – Loan No. 2 AMC Portfolio Pool I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,505,954 74.8% 1.23x 8.0%

Property Summary
Property Name	Location	Pads	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Northwood	Lewisville, TX	451	1968 / NAP	$23,852,269	$31,880,000	95.8%
Stonegate	Austin, TX	358	1973 / NAP	$20,440,527	$27,320,000	99.2%
North Bluff	Austin, TX	274	1972 / NAP	$13,916,317	$18,600,000	100.0%
Grand Place	Grand Prairie, TX	334	1984 / NAP	$12,419,940	$16,600,000	97.6%
Shady Grove	Grand Prairie, TX	220	1984 / NAP	$9,546,893	$12,760,000	98.2%
Timber Heights	Davison, MI	221	1992 / NAP	$3,791,074	$5,067,000	70.1%
Maple Run	Clio, MI	146	1998 / NAP	$3,538,934	$4,730,000	80.8%
Total / Wtd. Avg.		2,004		$87,505,954	$116,957,000	93.6%
(1)	Based on the October 31, 2013 rent roll. Occupancy includes 270 sponsor owned homes, which represents 13.5% of the AMC Portfolio Pool I Properties’ total pads.

The Loan.    The AMC Portfolio Pool I loan (the “AMC Portfolio Pool I Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in seven manufactured housing communities totaling 2,004 pads located in Texas and Michigan (the “AMC Portfolio Pool I Properties”) with an original principal balance of approximately $87.5 million. The AMC Portfolio Pool I Loan has a 10-year term and amortizes on a 30-year schedule after an initial 47-month interest only period. The AMC Portfolio Pool I Loan accrues interest at a fixed rate equal to 4.9150% and has a cut-off date balance of approximately $87.5 million. Loan proceeds, along with approximately $26.8 million of equity from the sponsors, were used to acquire the properties for an allocated purchase price of approximately $112.5 million. Based on the appraised value of approximately $117.0 million as of November and December 2013, the cut-off date LTV ratio is 74.8%. The most recent prior financings of the AMC Portfolio Pool I Properties were included in (i) JPMCC 2001-CIB2 with respect to Northwood and Grand Place, (ii) GCCFC 2004-GG1 with respect to Stonegate, (iii) JPMCC 2005-LDP5 with respect to North Bluff, (iv) JPMCC 2003-CB6 with respect to Shady Grove and (v) JPMCC 2003-CB7 with respect to Timber Heights. The most recent prior financing of Maple Run was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$87,505,954	76.5%	Purchase Price	$112,512,473	98.4%
Sponsor Equity	$26,806,627	23.5%	Reserves	$377,786	0.3%
			Closing Costs	$1,422,322	1.2%
Total Sources	$114,312,581	100.0%	Total Uses	$114,312,581	100.0%

The Borrower / Sponsor.    The borrowers, AMC Grand Place LLC, AMC North Bluff Estates LLC, AMC Northwood LLC, AMC Shady Grove Ranch LLC, AMC Stonegate LLC, Maple Run MHC, LLC and Timber Heights Michigan, LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote. The managing member of each of the borrowers is AMC Portfolio SPE-1, LLC, a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The sponsors of the borrowers are RHP Properties, Inc. (“RHP”) and NorthStar Realty Finance Corp. (“NorthStar”), and the nonrecourse carve-out guarantor is Ross H. Partrich, the owner of RHP.

RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. By number of communities, RHP is the nation’s second largest private owner and operator of manufactured housing, owning and managing approximately 212 communities with over 52,000 housing units and sites across 25 states, with a combined value of approximately $2.25 billion.

NorthStar is a publicly traded real estate investment trust (NYSE: NRF) with primary business activities that include origination, structuring, acquisition and managing of commercial real estate debt, commercial real estate securities and net lease properties. NorthStar had approximately $10.1 billion of real estate assets under management as of September 30, 2013.

The AMC Portfolio Pool I Properties were acquired in December 2013 as part of a 16-property portfolio acquisition by the sponsors.  In connection with the acquisition, NorthStar obtained a $88,973,357 preferred equity interest in the borrowers related to the 16 manufactured housing community properties.  This preferred equity position may be converted to mezzanine debt as described below under “Future Mezzanine or Subordinate Indebtedness Permitted”.

The Properties.    The AMC Portfolio Pool I Properties consist of seven manufactured housing communities totaling 2,004 pads and are located in Texas and Michigan. The AMC Portfolio Pool I Properties were developed between 1968 and 1998, and were acquired in December 2013 for an allocated purchase price of approximately $112.5 million. The AMC Portfolio Pool I Properties are part of a 16-

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Texas and Michigan	Collateral Asset Summary – Loan No. 2 AMC Portfolio Pool I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,505,954 74.8% 1.23x 8.0%

property portfolio acquisition that includes nine other manufactured housing community properties, which do not serve as collateral for the AMC Portfolio Pool I Loan. Two of the AMC Portfolio Pool I Properties, North Bluff and Grand Place, which account for 30.1% of the total allocated loan amount, are Class A communities, with the remaining five AMC Portfolio Pool I Properties being Class B communities. From 2010 to 2012, aggregate net operating income for the AMC Portfolio Pool I Properties increased 7.2% from approximately $6.4 million to approximately $6.8 million, while overall average occupancy increased 3.9% from 87.7% in 2010 to 91.6% in 2012. Five of the seven AMC Portfolio Pool I Properties have averaged over 90.0% occupancy since 2010.

In addition, an affiliate of the borrowers (the “Excluded Homes Owner”) owns certain homes located on the pads owned by the borrowers. The equity owner of the Excluded Homes Owner pledged its equity interest in the Excluded Homes Owner to the lender as additional security for the AMC Portfolio Pool I Loan. Additionally, the borrowers agreed to prohibit the Excluded Homes Owner from selling the homes (except to third party tenants at the respective property), or otherwise removing these homes from their pad sites (other than as a result of a casualty or ordinary course de-commissioning). The Excluded Homes Owner is permitted to obtain a third party loan secured by any such homes, provided the loan is not greater than 80% of the fair market value of such homes. The sale (other than pursuant to a sale of such home to a tenant at such property) or removal (other than as a result of a casualty or de-commissioning in the ordinary course of business) of an excluded home or encumbering of any excluded home with a chattel loan other than as permitted by the AMC Portfolio Pool I Loan documents will trigger recourse to the guarantor for any loss incurred as a result of such action.

Northwood. The Northwood property is located at 402 East Highway 121 in Lewisville, Texas. Built in 1968, the property consists of 451 pads located on 57.3 acres, and as of October 31, 2013, is 95.8% occupied. The property is an all-age Class B community with amenities that include a clubhouse, two pools, an exercise room, a playground, a basketball court and RV storage.

Stonegate. The Stonegate property is located at 1401 East Rundberg Lane in Austin, Texas. Built in 1973, the property consists of 358 pads located on 49.7 acres, and as of October 31, 2013, is 99.2% occupied. The property is an all-age Class B community with amenities that include a clubhouse, two pools, a playground, a basketball court, gated entrance and RV storage.

North Bluff. The North Bluff property is located at 6600 Elm Creek Drive in Austin, Texas. Built in 1972, the property consists of 274 pads located on 36.0 acres, and as of October 31, 2013, is 100.0% occupied. The property is an all-age Class A community with amenities that include a clubhouse, a pool, a playground and a basketball court.

Grand Place. The Grand Place property is located at 1345 Farmers Road in Grand Prairie, Texas. Built in 1984, the property consists of 334 pads located on 47.5 acres, and as of October 31, 2013, is 97.6% occupied. The property is an all-age Class A community with amenities that include a clubhouse, a pool, a playground and a basketball court.

Shady Grove. The Shady Grove property is located at 3129 Racehorse Drive in Grand Prairie, Texas. Built in 1984, the property consists of 220 pads located on 34.6 acres, and as of October 31, 2013, is 98.2% occupied. The property is an all-age Class B community with amenities that include a clubhouse, a pool, a playground and a basketball court.

Timber Heights.  The Timber Heights property is located at 1168 North Oak Road in Davison, Michigan. Built in 1992, the property consists of 221 pads located on 35.9 acres, and as of October 31, 2013, is 70.1% occupied. The property is an all-age Class B community with amenities that include a clubhouse, a playground, a basketball court and a hiking trail.

Maple Run. The Maple Run property is located at 2000 Maple Run Boulevard in Clio, Michigan. Built in 1998, the property consists of 146 pads located on 36.3 acres, and as of October 31, 2013, is 80.8% occupied. The property is an all-age Class B community with amenities that include a clubhouse, an outdoor pool and a community room.

Environmental Matters.    The Phase I environmental reports dated December 18, 2013 recommended either no further action or, in the case of the Northwood, Stonegate, North Bluff and Maple Run properties, the implementation of asbestos and lead based paint operation and maintenance plans.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Texas and Michigan	Collateral Asset Summary – Loan No. 2 AMC Portfolio Pool I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,505,954 74.8% 1.23x 8.0%

The Market.    The AMC Portfolio Pool I Properties are located in Texas and Michigan. The below chart displays historical occupancies for each property along with a comparison of average actual and market rent.

Historical Occupancy and Market Rent Summary
Property Name	State	Number of Pads	2011 Occupancy(1)	2012 Occupancy(1)	Current Occupancy(1)(2)	Avg. Monthly Rent per Pad(2)	Comparable Property Avg. Occupancy(3)	Comparable Property Rent(3)	Appraisal Market Rent(3)
Northwood	Texas	451	90.9%	94.2%	95.8%	$466	94.3%	$432 - $540	$482
Stonegate	Texas	358	93.0%	95.8%	99.2%	$444	99.4%	$447 - $465	$461
North Bluff	Texas	274	99.3%	99.6%	100.0%	$432	99.6%	$447 - $465	$448
Grand Place	Texas	334	91.6%	94.3%	97.6%	$427	95.3%	$420 - $475	$464
Shady Grove	Texas	220	96.8%	96.4%	98.2%	$439	93.7%	$420 - $475	$460
Timber Heights	Michigan	221	65.6%	69.2%	70.1%	$413	46.2%	$380 - $450	$442
Maple Run	Michigan	146	73.3%	78.8%	80.8%	$392	65.6%	$285 - $426	$399
Total / Wtd. Avg.		2,004	89.1%	91.6%	93.6%	$438	88.6%	$441	$458
(1)	Occupancy includes 270 sponsor owned homes, which represents 13.5% of the AMC Portfolio Pool I Properties’ total pads.
(2)	Based on occupied units per the October 31, 2013 rent roll.
(3)	Source: Appraisal.

Texas Market.

The Northwood property is located in Lewisville, Texas within the Dallas-Fort Worth-Arlington metropolitan statistical area (“MSA”). The 2013 population within a three-mile radius was 87,453, an approximately 5.7% increase over 2010. The surrounding area of the Northwood property includes public services such as fire stations, hospitals, police stations and schools. The property is located within the Lewisville Independent School District that has 71 schools and an enrollment of approximately 51,900 students. While the top employer in the area is JPMorgan Chase, healthcare has a large presence in the area, with four of the ten largest employers in the Lewisville area being in the healthcare industry. The Dallas-Fort Worth MSA had a July 2013 unemployment rate of 6.4% compared to the national rate of 7.7% during the same time period.

The Stonegate and North Bluff properties are located in Austin, Texas within the Austin-Round Rock MSA. The 2013 population within a three-mile radius of the Stonegate property was 123,736, an approximately 4.2% increase over 2010, and 104,800 for the North Bluff property, an approximately 4.6% increase over 2010. The surrounding area includes public services such as fire stations, hospitals, police stations and schools. The properties are located within the Manor Independent School District that has 12 schools and an enrollment of approximately 7,604 students. The technology and communications industries provide substantial employment in the metro area while the top employer is Dell with 17,000 employees. The Austin-Round Rock MSA had a July 2013 unemployment rate of 5.6% compared to the national rate of 7.7% during the same time period.

The Grand Place and Shady Grove properties are located in Grand Prairie, Texas within the Dallas-Fort Worth-Arlington MSA. The 2013 population within a three-mile radius of the Grand Place property was 63,151, an approximately 2.9% increase over 2010, and 73,216 for the Shady Grove property, an approximately 2.5% increase over 2010. The surrounding area includes public services such as fire stations, hospitals, police stations and schools. The properties are located within the Grand Prairie Independent School District that has 39 schools and an enrollment of approximately 24,557 students. The Grand Prairie Independent School District is the largest employer in the area while several large manufacturers represent four of the top 10 employers in the region. The Dallas-Fort Worth MSA had a July 2013 unemployment rate of 6.4% compared to the national rate of 7.7% during the same time period.

Michigan Market.

The Timber Heights property is located in the township of Davison, within Genesee County, Michigan. Genesee County is the only county in the Flint MSA. The Maple Run property is located in Clio, Michigan also in Genesee County and within the Flint MSA. The 2013 population within a three-mile radius of the Timber Heights property was 20,698, an approximately 0.6% decrease over 2010, and 17,082 for the Maple Run property, an approximately 1.5% decrease over 2010. The surrounding areas include public services such as fire stations, hospitals, police stations and schools. Timber Heights is located within the Davison Community School District that has nine schools and an enrollment of approximately 5,607 students, while Maple Run is located within the Clio Area District that has five schools and an enrollment of approximately 3,406 students. While the top employer in the area is General Motors, the healthcare and education industries contribute a large amount to the employment base. The Flint MSA had an April 2013 unemployment rate of 15.6% compared to the national rate of 7.1% during the same time period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Texas and Michigan	Collateral Asset Summary – Loan No. 2 AMC Portfolio Pool I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,505,954 74.8% 1.23x 8.0%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 9/30/2013	U/W	U/W per Pad
Gross Potential Rent	$8,608,911	$9,010,310	$9,347,101	$9,770,852	$9,861,456(1)	$4,921
Other Income	356,020	340,484	388,253	361,175	361,175	180
Utility Reimbursements	1,613,320	1,646,245	1,679,842	1,693,489	1,693,489	845
Less: Concessions & Credit Loss	0	0	0	(157,060)	(157,060)	(78)
Effective Gross Income	$10,578,251	$10,997,039	$11,415,195	$11,668,456	$11,759,060	$5,868
Total Operating Expenses	4,193,671	4,382,537	4,568,861	4,687,076	4,751,453	2,371
Net Operating Income	$6,384,580	$6,614,502	$6,846,334	$6,981,380	$7,007,607	$3,497
Capital Expenditures	150,300	150,300	150,300	150,300	150,300	75
Net Cash Flow	$6,234,280	$6,464,202	$6,696,034	$6,831,080	$6,857,307	$3,422

(1)	U/W Gross Potential Rent is based on the in-place rent roll annualized and represents a vacancy of 6.4%.

Property Management.    The AMC Portfolio Pool I Properties are managed by Newbury Management Company, an affiliate of the borrowers.

Lockbox / Cash Management.    The AMC Portfolio Pool I Loan is structured with a springing soft lockbox and springing cash management. During a Cash Management Period (as defined below), the borrowers are required to deposit all rents and other payments received by the borrowers or the property manager into a clearing account within one business day of receipt. Funds deposited into the clearing account will be swept on a daily basis into a lender controlled deposit account and disbursed in accordance with the AMC Portfolio Pool I Loan documents.

Additionally, all excess cash will be swept into a lender controlled account during a Cash Management Period. So long as no event of default exists, at the borrowers’ request, the excess cash can be used to fund shortfalls in budgeted operating expenses.

A “Cash Management Period” will commence upon the occurrence of any of the following: (i) an event of default or (ii) if, on the last day of any calendar quarter, the DSCR for the trailing 12-month period is less than 1.05x (if the Approved Mezzanine Loan (as defined below) is outstanding, the DSCR will be calculated by aggregating debt service for the AMC Portfolio Pool I Loan and a portion of the debt service for the Approved Mezzanine Loan). A Cash Management Period will end (x) with respect to clause (i), if the event of default has been cured, or (y) with respect to clause (ii), if the DSCR (if the Approved Mezzanine Loan is outstanding, the DSCR will be calculated by aggregating the debt service for the AMC Portfolio Pool I Loan and a portion of the debt service for the Approved Mezzanine Loan) is at least 1.05x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrowers deposited (i) $306,746 into a replacement reserve account and (ii) $71,040 into a required repairs reserve.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $71,841, into a tax reserve account. Beginning on the payment date occurring in January 2017 and on each payment date thereafter, the borrowers will be required to make monthly payments of $8,350 into the replacement reserve, subject to a replacement reserve cap of $320,640. The borrowers will not be required to make monthly deposits for estimated insurance premiums so long as no event of default exists and an acceptable blanket policy is in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    NorthStar, which indirectly owns 92.0% of the membership interests in the borrowers, was granted a preferred equity interest in a parent of the borrowers, AMC Portfolio Group, LLC. NorthStar can convert its preferred equity, together with its equity interests in the owners of the nine other manufactured housing properties that were acquired by the sponsors but do not serve as collateral for the AMC Portfolio Pool I Loan, into a mezzanine loan (which would be secured by the equity in the borrowers under the AMC Portfolio Pool I Loan and the equity in the owners of the other nine manufactured housing properties) (“the Approved Mezzanine Loan”) subject to certain conditions, including without limitation: (i) the aggregate amount of the mezzanine loan cannot exceed $17,255,000, (ii) the LTV ratio using the AMC Portfolio Pool I Loan plus the portion of the Approved Mezzanine Loan allocable to the equity interest in the borrowers provided as security for the Approved Mezzanine Loan (the “Pool Allocated Amount”) must be no greater than 85.0%, (iii) the aggregate DSCR (calculated by aggregating debt service for the AMC

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Texas and Michigan	Collateral Asset Summary – Loan No. 2 AMC Portfolio Pool I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,505,954 74.8% 1.23x 8.0%

Portfolio Pool I Loan and a portion of the debt service for the Approved Mezzanine Loan based on a fraction, the numerator of which is the Pool Allocated Loan Amount and the denominator of which is the amount of the Approved Mezzanine Loan) must be at least 1.15x and (iv) the Approved Mezzanine Loan is subject to a customary form of intercreditor agreement with changes reasonably acceptable to the lender and the mezzanine lender. In addition, the AMC Portfolio Pool I Loan documents also permit an approved mezzanine loan with respect to the equity interests in the related AMC Portfolio Pool I borrowers only, provided, the mezzanine loan amount does not exceed $5,600,000. The mezzanine lender for the Approved Mezzanine Loan will be NorthStar or an entity that is a qualified real estate investor under the AMC Portfolio Pool I Loan documents.

Partial Release.    After the expiration of the lockout period (or with respect to the Maple Run and Timber Heights properties, at any time), the borrowers may obtain the release of any of the AMC Portfolio Pool I Properties from the lien of the related mortgage in connection with a bona-fide third-party sale of the property, subject to release conditions, which include: (i) a partial prepayment of the principal by an aggregate amount equal to (x) 120% of the allocated loan amount (or, with respect to the Maple Run and Timber Heights properties, 115% of the allocated loan amount) or (y) with respect to a sale of the property to a purchaser in which Ross H. Partrich owns an interest (so long as Ross H. Patrich owns at least 15% of the ownership in the borrowers), the greater of 125% of the allocated loan amount and 100% of the net sales proceeds for the applicable property (together with the payment of a yield maintenance premium) (the “Release Price”); (ii) satisfaction of REMIC requirements and (iii) after giving effect to such release, the DSCR of the properties (if the Approved Mezzanine Loan is outstanding, the DSCR will be calculated by aggregating the debt service for the AMC Portfolio Pool I Loan and a portion of the debt service for the Approved Mezzanine Loan) is not less than the greater of (x) the DSCR immediately prior to such release and (y) 1.15x. The borrowers may prepay principal (together with the payment of a yield maintenance premium) to satisfy a DSCR of 1.15x. In addition, if casualty or condemnation proceeds are applied to prepay principal, the borrowers will have the right to obtain a release of the affected AMC Portfolio Pool I Property from the lien of the mortgage by paying the Release Price (less the amount of casualty or condemnation proceeds applied to principal).

Substitution of Collateral.    At any time prior to January 1, 2023, the borrowers are permitted to release collateral properties and substitute new properties as collateral for the AMC Portfolio Pool I Loan provided that, among other things: (i) the aggregate allocated loan amounts related to the properties being released (through one or more substitutions) does not exceed more than 25% of the original AMC Portfolio Pool I Loan amount, (ii) the borrower pays a fee of 0.25% of the allocated loan amount for the released property, (iii) both on the loan closing date and as of the date of substitution, (1) the fair market value of the new property is not less than the fair market value of the substituted property and (2) the net operating income of the new property is not less than the net operating income of the substituted property, (iv) the number of properties is not reduced as a result of the substitution, (v) delivery of a REMIC opinion and rating agency confirmation letters and (vi) the geographic diversity of the properties following the substitution is no different from the geographical diversity of the properties prior to the substitution.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Texas and Michigan	Collateral Asset Summary – Loan No. 2 AMC Portfolio Pool I	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$87,505,954 74.8% 1.23x 8.0%

CARTIFACT
Highland Village
Lewisville
Flower Mound
Coppell
Vista Ridge Mall
Grapevine Mills
DALLAS FORT WORTH INTERNATIONAL AIRPORT
SAM RAYBURN TOLLWAY
DART
Austin
DOWNTOWN AUSTIN
University of Texas - Austin
Sunset Valley
AUSTIN-BERGSTROM INTERNATIONAL AIRPORT
Hostgator.com
HomeAway
Applied Materials
Samsung
Intel Corporation
AMD
Ebay
ARM
Spansion
General Motors
Progressive Insurance
Dell Children's Medical Center
Indeed
Xerox
Oracle
Google
IBM
Altera
Euless
Irving
Grand Prairie
Arlington
AIRPORT FWY
Irving Mall
Irving City Hall
Irving Public Library
Verizon Theatre at Grand Prairie
Six Flags
Cowboys Stadium
DALLAS NAVAL AIR STATION
Clio
Beecher
Flushing
Flint
Davison
Burton
Swartz Creek
BISHOP INTERNATIONAL AIRPORT
E VIENNA RD
E DODGE RD
E MT MORRIS RD
E RICHFIELD RD
DAVISON RD
E ATHERTON RD
E BRISTOL RD

AMC PORTFOLIO POOL I

1	Northwood	402 East Highway 121	Lewisville, TX 78744
2	Stonegate	1401 East Rundberg Lane	Austin, TX 78753
3	North Bluff	6600 Elm Creek Drive	Austin, TX 78744
4	Grand Place	1345 Farmers Road	Grand Prairie, TX 75050
5	Shady Grove	3129 Racehorse Drive	Grand Prairie, TX 75050
6	Timber Heights	1168 North Oak Road	Davison, MI 48423
7	Maple Run	2000 Maple Run Boulevard	Clio, MI 48420

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 48.8% 1.03x 2.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 48.8% 1.03x 2.4%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Leased Fee
Credit Assessment			Collateral:	Fee Simple
(Moody’s/Kroll/Morningstar):	A1 / A+ / AA		Location:	New York, NY
Sponsor:	Ben Ashkenazy		Year Built / Renovated:	NAP
Borrower:	625 Mad Realty LLC		Total Sq. Ft.(6):	35,146
Original Balance(1):	$85,000,000		Property Management:	AAC Management Corp.
Cut-off Date Balance(1):	$85,000,000		Underwritten NOI:	$4,612,500
% by Initial UPB:	8.4%		Underwritten NCF:	$4,612,500
Interest Rate(2):	2.3000%		Appraised Value:	$400,000,000
Payment Date:	6th of each month		Unencumbered Land Appraised Value:	$460,000,000
First Payment Date:	January 6, 2014		Fee and Leasehold Appraised Value(8):	$700,000,000
Anticipated Repayment Date(2):	December 6, 2018		Appraisal Date:	November 1, 2013
Maturity Date:	December 6, 2026
Amortization:	Interest Only		Ground Rent
Additional Debt(1)(3):	$110,000,000 Pari Passu Debt;		In Place Contractual Ground Rent:	$4,612,500
	$195,000,000 Mezzanine Loan		Estimated Ground Rent Reset(11):	$20,700,000
Call Protection:	L(26), D(30), O(4)
Lockbox / Cash Management:	Hard / In Place		Historical Occupancy
			Current Occupancy:	NAP
Reserves(4)			2012 Occupancy:	NAP
	Initial	Monthly	2011 Occupancy:	NAP
Taxes:	$0	Springing	2010 Occupancy:	NAP
Insurance:	$0	Springing
(1)    The Original Balance and Cut-off Date Balance of $85.0 million represent the non-controlling Note A-2 of the $195.0 million 625 Madison Avenue Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the controlling Note A-1 with an original principal balance of $110.0 million, which was included in the COMM 2014-CCRE14 transaction. For additional information on the pari passu companion loans, see “The Loan” herein.
(2)    If the 625 Madison Avenue Loan Combination is not repaid in full by the Anticipated Repayment Date, the interest rate will increase to 5.3000% through the payment date occurring on December 6, 2022. From and after the payment date occurring on January 6, 2023, the interest rate will increase to the greater of (i) 6.0500% and (ii) the then five-year swap spread plus 3.7500%.
(3)    For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
(4)    See “Initial Reserves” and “Ongoing Reserves” herein.
(5)    DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate 625 Madison Avenue Loan Combination.
(6)    Total Sq. Ft. represents the gross square footage of the land area. Balance / Sq. Ft. calculations for the fee interest (collateral) are based off the gross square footage of the land area.
(7)    Balance / Sq. Ft. calculations for the leasehold interest (non-collateral) are based off the improvements, which consist of 563,000 sq. ft. of mixed use office and retail space.
(8)    Fee and Leasehold Appraised Value reflects the improvements of 563,000 sq. ft. of mixed use office and retail space, which are not part of the collateral, plus the value of the land (collateral).
(9)    Based on estimated mark-to-market underwritten NOI of $35,009,843 for the leasehold interest.
(10)  Based on estimated mark-to-market underwritten NCF $32,796,487 for the leasehold interest.
(11)  Calculated based on the Unencumbered Land Appraised Value of $460.0 million. The ground rent will reset on July 1, 2022 and per the Ground Lease is calculated as 4.5% of the then fair market value of the land as unimproved and unencumbered.

Financial Information – Fee (collateral)
Mortgage Loan(5)		Total Debt
Cut-off Date Balance / Sq. Ft.(6):	$5,548	$11,097
Balloon Balance / Sq. Ft.(6):	$5,548	$11,097
Cut-off Date LTV:	48.8%	97.5%
Balloon LTV:	48.8%	97.5%
Underwritten NOI DSCR:	1.03x	1.03x
Underwritten NCF DSCR:	1.03x	1.03x
Underwritten NOI Debt Yield:	2.4%	1.2%
Underwritten NCF Debt Yield:	2.4%	1.2%
Underwritten NOI Debt Yield at Balloon:	2.4%	1.2%
Underwritten NCF Debt Yield at Balloon:	2.4%	1.2%

Financial Information – Fee (collateral) and Leasehold (non-collateral)
Mortgage Loan(5)		Total Debt
Cut-off Date Balance / Sq. Ft.(7):	$346	$693
Balloon Balance / Sq. Ft.(7):	$346	$693
Cut-off Date LTV(8):	27.9%	55.7%
Balloon LTV(8):	27.9%	55.7%
Underwritten NOI DSCR(9):	7.81x	7.81x
Underwritten NCF DSCR(10):	7.31x	7.31x
Underwritten NOI Debt Yield(9):	18.0%	9.0%
Underwritten NCF Debt Yield(10):	16.8%	8.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 48.8% 1.03x 2.4%

The Loan.    The 625 Madison Avenue loan (the “625 Madison Avenue Loan”) is the non-controlling Note A-2 portion, in the original principal amount of $85.0 million, of a fixed rate loan in the aggregate principal amount of $195.0 million (the “625 Madison Avenue Loan Combination”). The 625 Madison Avenue Loan Combination is secured by the borrower’s fee simple interest in a land parcel totaling 0.81 acres (35,146 sq. ft.) located at 625 Madison Avenue, occupying an entire block front between East 58th and East 59th Streets, in Midtown Manhattan (the “625 Madison Avenue Property”). The $195.0 million 625 Madison Avenue Loan Combination is evidenced by two pari passu notes. Only the non-controlling Note A-2, with an original principal balance of $85.0 million, will be included in the COMM 2014-CCRE15 mortgage trust. The controlling Note A-1, with an original principal balance of $110.0 million, will not be included in the COMM 2014-CCRE15 mortgage trust and was included in the COMM 2014-CCRE14 transaction.

The 625 Madison Avenue Loan Combination has an anticipated repayment date of December 6, 2018 (the “Anticipated Repayment Date”) and a stated maturity date of December 6, 2026. Prior to the Anticipated Repayment Date, the interest on the 625 Madison Avenue Loan Combination will accrue at a fixed rate of 2.3000% and debt service will be paid on an interest only basis. From and after the Anticipated Repayment Date, the interest rate will increase to 5.3000% through the payment date occurring on December 6, 2022. From and after the payment date occurring on January 6, 2023, the interest rate will increase to the greater of (i) 6.0500% and (ii) the then five-year swap spread plus 3.7500%. See “Anticipated Repayment Date” herein.

The proceeds of the 625 Madison Avenue Loan Combination, along with a $195.0 million mezzanine loan and approximately $30.1 million in equity from the sponsor, were used to purchase the 625 Madison Avenue Property for $400.0 million and pay mortgage recording tax of approximately $5.5 million and closing costs of approximately $14.7 million. Based on the appraised value of $400.0 million as of November 1, 2013, the cut-off date LTV ratio of the 625 Madison Avenue Loan Combination is 48.8%. The most recent prior financing of the 625 Madison Avenue Property was not included in a securitization.

The relationship between the holders of the Note A-1 and Note A-2 are governed by an intercreditor agreement described under “Description of the Mortgage Pool―Loan Combinations―625 Madison Avenue Loan Combination” in the free writing prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$110,000,000	$110,000,000	COMM 2014-CCRE14	Yes
Note A-2	$85,000,000	$85,000,000	COMM 2014-CCRE15	No
Total	$195,000,000	$195,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$195,000,000	46.4%	Purchase Price	$400,000,000	95.2%
Mezzanine Loan	$195,000,000	46.4%	MRT Costs	$5,460,000	1.3%
Sponsor Equity	$30,129,545	7.2%	Closing Costs	$14,669,545	3.5%
Total Sources	$420,129,545	100.0%	Total Uses	$420,129,545	100.0%

The Borrower / Sponsor.    The borrower, 625 Mad Realty LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Ben Ashkenazy.

Ben Ashkenazy is the founder of Ashkenazy Acquisition Corporation, a private real estate investment firm focused on retail and office assets. The company’s portfolio includes over 100 buildings totaling approximately 13 million sq. ft. of commercial space located throughout the United States and Canada.

The Property.    The 625 Madison Avenue Loan Combination is collateralized by the borrower’s fee interest in a 0.81 acre (35,146 sq. ft.) parcel of land located at 625 Madison Avenue in Midtown Manhattan.  The borrower’s fee interest is subject to the Ground Lease pursuant to which the Ground Lease tenant constructed, developed and owns the improvements that sit on top of the ground.  The improvements consist of a 17-story, Class A, mixed use building with approximately 37,969 sq. ft. of ground and second floor retail space and 525,031 sq. ft. of office space. The majority of tenants who occupy the office portion of the building are fashion and retail companies, with the two largest tenants being Polo Ralph Lauren and Firmenich. The Ground Lease tenant’s interest in the improvements is not collateral for the 625 Madison Avenue Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 48.8% 1.03x 2.4%

Polo Ralph Lauren (rated A3/A by Moody’s/S&P, NYSE: RL), occupies eight full floors and two partial floors of the improvements. In addition to its office space at 625 Madison Avenue, Ralph Lauren has its corporate headquarters at 650 Madison Avenue and the company has a strong presence on Madison Avenue, with retail locations at 867, 872, 878, 888 and 1055 Madison Avenue. As of December 2013, Ralph Lauren has a market capitalization of approximately $15.8 billion.

The second largest tenant at 625 Madison Avenue is Firmenich, the largest privately-owned perfume and flavor company, which occupies two full floors of the improvements. The Swiss-owned company has been creating perfume for over 100 years and Firmenich reported sales of CHF 2.89 billion (approximately USD$3.06 billion) for fiscal year 2013 as of June 30, 2013.

Ground floor retail tenants occupying the improvements along Madison Avenue include high end retailers such as Stuart Weitzman, Canali, Eton, Wolford, Swarovski and Fratelli & Rossetti. There is one vacant ground floor retail space on the corner of East 59th Street and Madison Avenue. The retail tenants along East 58th and East 59th Streets include Duane Reade, the restaurant and bar Lavo and other small independent boutiques and retailers. AMSALE, Mount Sinai Therapy Center and Stephen Knoll currently occupy the commercial space on the second floor of the improvements.

Environmental Matters.    The Phase I environmental report dated November 13, 2013 recommended no further action at the 625 Madison Avenue Property.

The Market.    The 625 Madison Avenue Property is located on the easterly block front of Madison Avenue between East 58th and East 59th Streets in an area of Midtown that is considered one of Manhattan’s premier office and retail locations. The 625 Madison Avenue Property is surrounded by many of New York’s well known landmarks, restaurants, hotels, retail shops and tourist attractions, made accessible by the presence of several major transportation hubs. The 625 Madison Avenue Property is located within the Plaza District, which is bounded by 47th Street to the south and 65th Street to the north, and from Avenue of the Americas to the west and Park Avenue to the east.

The 625 Madison Avenue Property benefits from a high profile retail location that attracts international and specialty retail stores along with creditworthy local retailers. The leasing markets along Fifth and Madison Avenues and along East 57th Street have become very specialized and retail rents along Fifth and Madison Avenues are among the highest in Manhattan.

The appraiser identified five comparable land sales in the New York market, which are presented in the subsequent chart.

Land Sales Summary(1)
Address	625 Madison Avenue Property	206-210 West 77th Street	860 Washington Street	1059 Third Avenue	140 Avenue of the Americas	1108-1110 Park Avenue
Distance from the Property	NAP	2 miles	3.3 miles	<1 mile	3.8 miles	1.7 miles
Sales Price	$400,000,000	$57,128,000	$81,000,000	$31,500,000	$46,000,000	$29,500,000
Transaction Date	11/2013	5/2013	12/2012	8/2012	5/2012, 9/2012	3/2012
Size (Acres / Sq. Ft.)	0.81 / 35,146	0.18 / 7,663	0.35 / 15,141	0.12 / 5,250	0.37 / 16,270	0.09 / 4,136
Max. Buildable FAR (Sq. Ft.)	497,060	83,230	115,581	52,500	81,350	41,340
Price PSF (FAR)	$804.73	$686.39	$700.81	$600.00	$565.46	$713.59
(1)	Source: Appraisal.

Mark-to-Market Look-Through Analysis. The appraiser concluded retail market rents of $1,000 PSF for the on-grade retail space along Madison Avenue, $200 PSF for the on-grade retail space along East 58th and East 59th Streets and $150 PSF for the second floor retail space of the improvements. The concluded office market rents were $70 PSF for floors two through eight, $75 PSF for floors nine through 12 and $85 PSF for floors 14 through 17. Based on these market rents, estimated recoveries and a market vacancy factor of 5.0%, the market gross revenue is estimated to be $55.6 million. Assuming underwritten expenses of $36.55 PSF, the leasehold interest’s estimated market net operating income is approximately $35.0 million, resulting in a look-through debt yield and DSCR for the 625 Madison Avenue Loan Combination of 18.0% and 7.81x, respectively.

Replacement reserves were estimated at $0.15 PSF for the retail space and $0.25 PSF for the office space. Tenant improvements for the office space were estimated to be $20 PSF for new leases, $10 PSF for renewals and $0 PSF for the retail space. Leasing commissions were based on 4.0% for new leases and 2.0% for renewal leases with a 75.0% renewal probability, assuming equal tenant rollover throughout the 625 Madison Avenue Loan term. The estimated market net cash flow is $32.8 million, resulting in a look-through debt yield and DSCR for the 625 Madison Avenue Loan Combination of 16.8% and 7.31x, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 48.8% 1.03x 2.4%

Cash Flow Analysis.

Cash Flow Analysis
	In Place Contractual Ground Rent	Estimated Ground Rent Reset(1)	Estimated Look-Through of Leasehold Interest (non-collateral)
Base Rent	$4,612,500	$20,700,000	$56,822,545
Value of Vacant Space	0	0	0
Gross Potential Rent	$4,612,500	$20,700,000	$56,822,545
Total Recoveries	0	0	1,548,250
Total Other Income	0	0	140,750
Less: Mark to Market	0	0	0
Less: Vacancy(2)	0	0	(2,925,577)
Effective Gross Income	$4,612,500	$20,700,000	$55,585,968
Total Operating Expenses	0	0	20,576,125
Net Operating Income	$4,612,500	$20,700,000	$35,009,843
TI/LC	0	0	2,076,403
Capital Expenditures	0	0	136,953
Net Cash Flow	$4,612,500	$20,700,000	$32,796,487

(1)
Calculated based on the unencumbered land appraised value of $460.0 million. The ground rent will reset on July 1, 2022 and per the Ground Lease is calculated as 4.5% of the then fair market value of the land as unimproved and unencumbered.

(2)	Estimated Look-Through of Leasehold Interest (non-collateral) Vacancy represents 5.0% of gross income.

Property Management.    The 625 Madison Avenue Property is managed by AAC Management Corp., a borrower affiliate.

Lockbox / Cash Management.    The 625 Madison Avenue Loan is structured with a hard lockbox and in place cash management. All rents, revenues and receipts from the 625 Madison Avenue Property (which, for so long as the Ground Lease remains in effect, will primarily consist of the ground rent) will be deposited directly by the ground lessee into a lockbox account controlled by the lender within one business day of receipt. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the 625 Madison Avenue Loan documents.

All excess cash will be swept into a lender controlled account (i) upon an event of default under the 625 Madison Avenue Loan Combination or the mezzanine loan or (ii) if there exists a Low Debt Service Period (as defined herein). Additionally, from and after the Anticipated Repayment Date, all excess cash will be applied first to repay the outstanding principal of the 625 Madison Avenue Loan Combination and then to repay all accrued additional interest.

A “Low Debt Service Period” commences if (i) so long as the Ground Lease is in effect, the DSCR, as determined by lender, is less than 1.00x and ends if the DSCR, as determined by lender, is at least 1.00x for two consecutive quarters, or (ii) at any time when the Ground Lease is no longer in effect, if the DSCR, as determined by lender, is less than 1.15x and ends if the DSCR, as determined by the lender, is at least 1.20x for two consecutive quarters.

Initial Reserves.    None.

Ongoing Reserves.    Ongoing tax and insurance reserves are not required as long as the Ground Lease remains in full force and effect and the borrower provides evidence as required by the lender that the Ground Lease tenant has provided timely payment of all property taxes and insurance premiums.

Current Mezzanine or Subordinate Indebtedness.    A $195.0 million mezzanine loan was funded at closing by Talos Capital Limited. The mezzanine loan has a 9.5-year term maturing on June 6, 2023 and accrues interest at a rate of 6.0000% and is interest only for the term of the mezzanine loan. The mezzanine lender is entitled to receive a 10.0000% look back IRR at the earlier of (i) the mezzanine loan maturity or (ii) repayment of the mezzanine loan in full. The mezzanine loan is pre-payable during its term, subject to certain terms set forth in the mezzanine loan documents.  In addition, certain repayment obligations under the mezzanine loan are secured (but not cross-defaulted) by other collateral and other equity pledges outside of the 625 Madison Avenue Property and equity in the borrower under the 625 Madison Avenue Loan Combination.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 48.8% 1.03x 2.4%

Anticipated Repayment Date.    The 625 Madison Avenue Loan Combination has an Anticipated Repayment Date of December 6, 2018 and a stated maturity date of December 6, 2026. From and after the Anticipated Repayment Date, the interest rate will increase to 5.3000% through the payment date occurring on December 6, 2022. From and after the payment date occurring on January 6, 2023, the interest rate will increase to the greater of (i) 6.0500% and (ii) the then five-year swap spread plus 3.7500%. The difference between the adjusted interest rate and the initial interest rate is the additional ARD interest. From and after the Anticipated Repayment Date, all excess cash flow from the 625 Madison Avenue Property, after payment of reserves, the interest calculated at the initial interest rate, and 625 Madison Avenue Property operating expenses, will be applied to the outstanding principal balance of the 625 Madison Avenue Loan until repaid in full. The additional ARD interest which is not paid current from and after the Anticipated Repayment Date will accrue and bear interest at the adjusted interest rate.

Ground Lease.    The land is currently subject to a long term ground lease (the “Ground Lease”) that has an initial maturity of June 30, 2022. The Ground Lease has fixed annual payments of $4,612,500 payable monthly through June 30, 2022. The Ground Lease has one 21-year extension option and one 11-year extension option remaining, which is subject to a one-year notice period and ground rent reset. The annual ground rent will reset to the greater of (i) 4.5% of the fair market value of the land as unimproved and unencumbered as of July 1st of the year preceding said renewal period as determined by appraisers and (ii) $220,000. Based on the appraisal dated November 1, 2013, the unencumbered value of the land without any improvements is $460.0 million and the rent is projected to increase to $20.7 million per annum in 2022. However, a new appraisal will be completed one year prior to the rent reset date (July 1, 2022) in accordance with the Ground Lease to determine the then “as is” appraised value of the unencumbered land.

The ground lessee is SLG 625 Lessee LLC, as an affiliate or subsidiary of SL Green Realty Corp., a fully integrated REIT and the largest office landlord in New York City. As of December 31, 2012, SL Green Realty Corp. owned interests in 85 Manhattan properties totaling 40.8 million sq. ft. This included ownership interests in 27.8 million sq. ft. of commercial properties and debt and preferred equity investments secured by 13.0 million sq. ft. of properties.

SL Green Realty Corp.’s outstanding debt on the building (non-collateral) was approximately $125,603,000 as of December 31, 2012, which bears an interest rate of 7.2200%. The current estimated debt yield and DSCR on the building (excluding the annual ground rent of $4,612,500) are 27.9% and 3.42x, respectively. Including the current ground rent expense, the building yields a debt yield and DSCR of 24.2% and 2.97x, respectively. Based on the estimated contractual ground rent reset amount of $20.7 million on July 1, 2022, the building will have an estimated debt yield and DSCR of 11.4% and 1.40x, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

625 Madison Avenue New York, NY 10019	Collateral Asset Summary – Loan No. 3 625 Madison Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 48.8% 1.03x 2.4%

625 Madison Avenue
625 Madison Avenue
New York, NY 10019
MAP © 2013 CARTIFACT · DATA © BROADMAP
CARTIFACT
CENTRAL PARK
CENTRAL PARK SOUTH
MIDTOWN NORTH
ROCKEFELLER CENTER
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
VANDERBILT AVENUE
DEPEW PLACE
ROCKEFELLER PLAZA
E 60TH STREET
E 59TH STREET
W 58TH STREET
E 58TH STREET
W 57TH STREET
E 57TH STREET
W 56TH STREET
E 56TH STREET
W 55TH STREET
E 55TH STREET
W 54TH STREET
E 54TH STREET
W 53RD STREET
E 53RD STREET
W 52ND STREET
E 52ND STREET
W 51ST STREET
E 51ST STREET
W 50TH STREET
E 50TH STREET
W 49TH STREET
E 49TH STREET
W 48TH STREET
E 48TH STREET
E 47TH STREET
E 46TH STREET
E 45TH STREET
E 44TH STREET
E 43RD STREET
E 42ND STREET
METROPOLITAN CLUB
CHRIST CHURCH
BLOOMINGDALE'S
CINEMAS
ALL SAINTS CHURCH
ROOSEVELT ISLAND TRAM
HARMONIE CLUB
SHERRY NETHERLAND
RITZ CARLTON
PARK LANE HOTEL
THE PLAZA HOTEL
GRAND ARMY PLAZA
APPLE
GENERAL MOTORS BLDG.
FAO SCHWARZ
BLOOMBERG TOWER
D & D BLDG
WYNDHAM HOTEL
SOLOW BLDG
BERGDORF GOODMAN
FOUR SEASONS
FULLER BLDG.
LIBRARY
RITZ TOWER
ARCHITECTS & DESIGNERS
SQUIBB BLDG
TOURNEAU
CROWN BLDG
TIFFANY
NIKE
TRUMP TOWER
SWISSOTEL
RENAISSANCE HOTEL
LOMBARDY HOTEL
FITZPATRICK HOTEL
HIGH SCHOOL OF ART AND DESIGN PS 59
CONTINENTAL TOWER
FIFTH AVENUE PRESBYTERIAN
SONY BLDG.
COCA-COLA
PARK AVE TOWER
TOWER 56
HOWARD HOTEL
919 THIRD AVE
PENINSULA HOTEL
WARWICK HOTEL
UNIVERSITY CLUB
ST REGIS HOTEL
BROOK CLUB
CENTRAL SYNAGOGUE
POST OFFICE
FOLK ART MUSEUM
MUSEUM OF MODERN ART
ST. THOMAS EPISCOPAL
GUCCI
PALEY PARK
HOTEL ELYSEE
LEVER HOUSE
SEAGRAM BLDG.
399 PARK
CITIGROUP CENTER
LIPSTICK BLDG
CBS
AMERICAN CRAFTS MUSEUM
LIBRARY
MUSEUM OF BROADCASTING
666 FIFTH
TISHMAN
HARPER COLLINS
BERKSHIRE HOTEL
PARK AVE PLAZA
RACQUET & TENNIS CLUB
375 PARK
MARRIOTT COURTYARD
HUNGARY
ZAMBIA
AXA CENTER
75 ROCK. PLAZA
WOMEN'S NATIONAL
CARTIER
VERSACE
OLYMPIC TOWER
350 PARK
345 PARK
SUTTON PLACE SYNAGOGUE
RADIO CITY MUSIC HALL
50 ROCK. PLAZA
45 ROCKEFELLER PLAZA
ST. PATRICK'S CATHEDRAL
PALACE HOTEL
ST BARTHOLOMEW'S CHURCH
RCA VICTOR 570
DOUBLETREE METROPOLITAN
THE BENJAMIN
KIMBERLY SUITES
AFFINIA 50
PICKWICK ARMS
GE BLDG
30 ROCKEFELLER PLAZA
ICE SKATING RINK
BRITISH EMPIRE
FRENCH BLDG
SAKS FIFTH AVENUE
300 PARK
WALDORF ASTORIA HOTEL
SAN CARLOS HOTEL
W HOTEL
BIBLICAL SEMINARY
CHRISTIES
10 ROCKEFELLER PLAZA
1 ROCK. PLAZA
TOWER 49
280 PARK WEST
280 PARK EAST
299 PARK
INTER-CONTINENTAL HOTEL
MARRIOTT EAST SIDE
JP MORGAN CHASE
270 PARK
277 PARK
RADISSON HOTEL
ROGER SMITH
1 DAG HAMMARSKJOLD PLAZA
383 MADISON
250 PARK
245 PARK
YMCA
ROOSEVELT HOTEL
HELMSLEY BUILDING
PARK AVE ATRIUM
BROOKS BROTHERS
YALE CLUB
MET LIFE BUILDING
2 GCT
COMMERCE BLDG
BANK OF AMERICA PLAZA
GRAYBAR BLDG.
STAGNES
GRAND CENTRAL TERMINAL
GRAND HYATT
CHRYSLER BLDG
KENT BLDG
West New York
Union City
Hoboken
Newport Center
Jersey City
Liberty State Park
New York
MANHATTAN
QUEENS
BROOKLYN
Central Park
American Museum of Natural History
Metropolitan Museum of Art
Carnegie Hall
Times Square
Grand Central
Penn Station
Empire State Building
Hudson River
East River
NYU
WTC
HOLLAND TUNNEL
LINCOLN TUNNEL
QUEENS MIDTOWN TUNNEL
QUEENSBORO BRIDGE
BROOKLYN BRIDGE

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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25 West 45th Street New York, NY 10036	Collateral Asset Summary – Loan No. 4 25 West 45th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 65.4% 1.29x 9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 West 45th Street New York, NY 10036	Collateral Asset Summary – Loan No. 4 25 West 45th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 65.4% 1.29x 9.0%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Kenneth Aschendorf; Berndt Perl		Collateral:	Fee Simple
Borrower:	West 45 APF LLC		Location:	New York, NY
Original Balance:	$70,000,000		Year Built / Renovated:	1913 / 2012
Cut-off Date Balance:	$70,000,000		Total Sq. Ft.:	185,233
% by Initial UPB:	6.9%		Property Management:	APF Properties LLC
Interest Rate:	4.9220%		Underwritten NOI:	$6,269,228
Payment Date:	6th of each month		Underwritten NCF:	$5,773,272
First Payment Date:	February 6, 2014		Appraised Value:	$107,000,000
Maturity Date:	January 6, 2024		Appraisal Date:	November 19, 2013
Amortization:	Interest only for first 60 months; 360
	months thereafter		Historical NOI
Additional Debt:	None		Most Recent NOI:	$5,855,009 (T-12 September 30, 2013)
Call Protection:	L(25), D(91), O(4)		2012 NOI:	$5,425,405 (December 31, 2012)
Lockbox / Cash Management:	Hard / Springing		2011 NOI:	$4,748,409 (December 31, 2011)
			2010 NOI:	$4,430,249 (December 31, 2010)
Reserves(1)			2009 NOI:	$4,547,236 (December 31, 2009)
	Initial	Monthly
Taxes:	$150,044	$150,044	Historical Occupancy
Insurance:	$0	Springing	Current Occupancy:	95.1% (October 31, 2013)
Replacement:	$0	$3,859	2012 Occupancy:	93.6% (December 31, 2012)
TI/LC:	$124,157	$41,667	2011 Occupancy:	85.8% (December 31, 2011)
Required Repairs:	$47,750	NAP	2010 Occupancy:	95.8% (December 31, 2010)
Free Rent:	$157,110	$25,808(2)	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
			(2)	See “Ongoing Reserves” herein.
Financial Information			(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.79x and 1.65x, respectively.
Cut-off Date Balance / Sq. Ft.:		$378
Balloon Balance / Sq. Ft.:		$348
Cut-off Date LTV:		65.4%
Balloon LTV:		60.3%
Underwritten NOI DSCR(3):		1.40x
Underwritten NCF DSCR(3):		1.29x
Underwritten NOI Debt Yield:		9.0%
Underwritten NCF Debt Yield:		8.2%
Underwritten NOI Debt Yield at Balloon:		9.7%
Underwritten NCF Debt Yield at Balloon:		9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 West 45th Street New York, NY 10036	Collateral Asset Summary – Loan No. 4 25 West 45th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 65.4% 1.29x 9.0%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Merrill Communications Inc.	NR/NR/NR	32,128	17.3%	$48.75	19.1%	3/31/2016
Turnaround for Children	NR/NR/NR	16,391	8.8%	$53.29	10.7%	6/30/2018
Auerbach Grayson & Co. Inc.	NR/NR/NR	11,700	6.3%	$50.56	7.2%	7/31/2015
Brookwood Companies Inc.	NR/NR/NR	10,700	5.8%	$34.00	4.4%	8/31/2016
Cision US Inc.	NR/NR/NR	9,093	4.9%	$37.35	4.2%	6/30/2017
Chipotle Mexican Grill	NR/NR/NR	8,287	4.5%	$55.51	5.6%	12/31/2022
Total Major Tenants		88,299	47.7%	$47.51	51.3%
Remaining Tenants		87,930	47.5%	$45.33	48.7%
Total Occupied Collateral		176,229	95.1%	$46.42	100.0%
Vacant		9,004	4.9%
Total		185,233	100.0%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	1,829	1.0%	1,829	1.0%	$0.00	0.0%	0.0%
2014	4	14,729	8.0%	16,558	8.9%	$48.95	8.8%	8.8%
2015	12	30,464	16.4%	47,022	25.4%	$45.51	16.9%	25.8%
2016	16	56,800	30.7%	103,822	56.0%	$44.22	30.7%	56.5%
2017	8	20,061	10.8%	123,883	66.9%	$41.05	10.1%	66.5%
2018	7	35,276	19.0%	159,159	85.9%	$55.88	24.1%	90.6%
2019	0	0	0.0%	159,159	85.9%	$0.00	0.0%	90.6%
2020	0	0	0.0%	159,159	85.9%	$0.00	0.0%	90.6%
2021	3	8,783	4.7%	167,942	90.7%	$34.93	3.8%	94.4%
2022	1	8,287	4.5%	176,229	95.1%	$55.51	5.6%	100.0%
2023	0	0	0.0%	176,229	95.1%	$0.00	0.0%	100.0%
2024	0	0	0.0%	176,229	95.1%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	176,229	95.1%	$0.00	0.0%	100.0%
Vacant	NAP	9,004	4.9%	185,233	100.0%	NAP	NAP
Total / Wtd. Avg.	52	185,233	100.0%			$46.42	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.    The 25 West 45th Street loan (the “25 West 45th Street Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 17-story office building located between Fifth and Sixth Avenues in Midtown Manhattan at 25 West 45th Street (the “25 West 45th Street Property”) with an original principal balance of $70.0 million. The 25 West 45th Street Loan has a 10-year term and amortizes on a 30-year schedule after an initial five-year interest only period. The 25 West 45th Street Loan accrues interest at a fixed rate equal to 4.9220% and has a cut-off date balance of $70.0 million. Loan proceeds were used to retire existing debt of approximately $41.8 million, fund upfront reserves of approximately $0.5 million, pay closing costs of approximately $2.7 million and return equity of approximately $25.0 million to the sponsors. Based on the appraised value of $107.0 million as of November 19, 2013, the cut-off date LTV ratio is 65.4% and the remaining implied equity is $37.0 million. The most recent prior financing of the 25 West 45th Street Property was included in the GECMC 2005-C3 securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 West 45th Street New York, NY 10036	Collateral Asset Summary – Loan No. 4 25 West 45th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 65.4% 1.29x 9.0%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$70,000,000	100.0%	Loan Payoff	$41,794,755	59.7%
			Reserves	$479,062	0.7%
			Closing Costs	$2,702,201	3.9%
			Return of Equity	$25,023,982	35.7%
Total Sources	$70,000,000	100.0%	Total Uses	$70,000,000	100.0%

The Borrower / Sponsor.    The borrower, West 45 APF LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are Kenneth Aschendorf and Berndt Perl, on a joint and several basis. Kenneth Aschendorf and Berndt Perl are principals of APF Properties, a fully integrated real estate investment firm. The firm has its headquarters in New York, New York and has an office in Philadelphia, Pennsylvania and in Germany. APF Properties was founded in 1995 and currently is a “general partner” or a “limited investor” in eight US assets totaling approximately 1.9 million sq. ft. located in New York City, Philadelphia, Houston, New Jersey, as well as two assets in Germany and Israel.

The Property.    The 25 West 45th Street Property consists of a 17-story Class B office building totaling 185,233 sq. ft. located between Fifth and Sixth Avenues in Midtown Manhattan at 25 West 45th Street. Office space is located on the second through 17th floors, which feature high ceilings and functional floor plates with the 17th floor featuring a large outdoor terrace. The lower level of the building is comprised of storage space and building mechanical spaces. Three passenger elevators and two freight elevators service the 25 West 45th Street Property. As of October 31, 2013, the 25 West 45th Street Property is 95.1% leased to 39 tenants. The ground floor features 16,487 sq. ft. of retail space which is leased to Chipotle Mexican Grill and Federal Express.

The borrower purchased the 25 West 45th Street Property in 2000 for $33.0 million and has invested approximately $4.2 million to reposition and re-tenant the 25 West 45th Street Property, with the majority of the capital expenditures made over the past four years. The bathrooms and all of the corridors on the multi-tenanted floors have been renovated, approximately 450 (92%) of the windows were replaced, a new fire alarm system was installed, a 1,800 sq. ft. conference room was added on the second floor, the entrance and lobby were upgraded and the limestone and brick façade was restored.

Environmental Matters.    The Phase I environmental report dated November 21, 2013 did not identify any recognized environmental conditions or require any remedial action other than the recommended implementation of an asbestos operations and maintenance plan at the 25 West 45th Street Property, which is already in place.

Major Tenants.

Merrill Communications Inc. (32,128 sq. ft., 17.3% of NRA, 19.1% of U/W Base Rent). Founded in 1968, Merrill Communications Inc. specializes in technology-enabled marketing and compliance communications for the financial services, healthcare, real estate and election markets. With over 5,000 employees across 47 locations throughout the US, Canada and 20 international locations, Merrill Communications Inc. connects its clients with their customers through technology integration, document composition, printing and fulfillment and digital delivery of documents.

Merrill Communications Inc.’s initial lease commenced in March 2002 and its current lease term runs through March 31, 2016 with no renewal or termination options.

Turnaround for Children (16,391 sq. ft., 8.8% of NRA, 10.7% of U/W Base Rent). Turnaround for Children, formerly the Children’s Mental Health Alliance, was founded in 2002 by Pamela Cantor, MD. The Turnaround model emerged directly from work conducted by Dr. Cantor with the Partnership for the Recovery of New York City Schools, a consortium that assessed the impact of September 11th on New York City’s public school children. Turnaround for Children strives to transform public education so that high-poverty schools across America are designed to confront the predictable and recurring challenges of poverty as they manifest inside schools. Turnaround for Children uses its space at the 25 West 45th Street Property as its headquarters.

Turnaround for Children’s initial lease commenced in April 2008 and its current lease term runs through June 30, 2018 with no renewal or termination options.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 West 45th Street New York, NY 10036	Collateral Asset Summary – Loan No. 4 25 West 45th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 65.4% 1.29x 9.0%

Auerbach Grayson & Co. Inc. (11,700 sq. ft., 6.3% of NRA, 7.2% of U/W Base Rent). Founded in 1993, Auerbach Grayson & Co. Inc. is a New York-based brokerage firm committed to serving the international needs of major US institutional investors. Through its worldwide network of broker partners, Auerbach Grayson & Co. Inc. offers research, execution and clearance in equities, derivatives and fixed-income instruments. With approximately 400 analysts in 129 local markets, Auerbach Grayson & Co. Inc. establishes exclusive partnerships with major foreign banks and brokers in every region it operates. Its partners are leading brokers in their markets and members of their local stock exchanges, as they provide clients with specialized research on any of the thousands of public companies in markets worldwide.

Auerbach Grayson & Co. Inc.’s initial lease commenced in August 2005 and its current lease term runs through July 31, 2015 with no renewal or termination options.

The Market.    The 25 West 45th Street Property is located in Midtown Manhattan in New York, New York. Midtown is the largest office market in Manhattan, containing 242.7 million sq. ft. within its 10 major submarkets: Murray Hill, Grand Central, United Nations, East Side, Park Avenue, Madison/Fifth Avenue, Sixth Avenue/Rock Center, West Side, Penn Station and Times Square South.

Overall vacancy in Midtown increased between Q2 2013 to Q3 2013 from 10.8% to 11.4%, respectively. The increase was driven primarily by large blocks of space brought online at 7 West 34th Street, 335 Madison Avenue, 150 East 42nd Street and 1330 Avenue of the Americas, which added over 750,000 sq. ft. of space to the Midtown market. The overall weighted average rent for space in Midtown increased by $0.21 PSF between Q2 2013 to Q3 2013, from $68.20 PSF to $68.41 PSF, respectively. Over the past year, Midtown’s asking rents have risen by a steady 3.0% rate, pushing the average rent to levels last seen in May 2009.

The 25 West 45th Street Property is located within the Grand Central submarket within the Midtown East Office District. The Midtown East Office District consists of four statistical areas: Grand Central, United Nations, Murray Hill and East Side. The Grand Central submarket is the largest of the Midtown East Office District’s statistical areas, and encompasses the area from 39th Street north to 47th Street and Fifth Avenue east to Second Avenue, excluding Park Avenue north of 43rd Street. The Grand Central submarket is home to Grand Central Terminal, a central hub for New York City’s subway system and commuter railroads.

As of Q3 2013, the Midtown East Office District contained approximately 15.6 million sq. ft. of Class B office space. The average direct Class B asking rental rate for the Midtown East Office District was $49.22 PSF with a direct vacancy rate of 7.3%.

As of Q3 2013, the Grand Central submarket contained approximately 7.3 million sq. ft. of Class B office space. The average direct Class B asking rental rate for the Grand Central submarket was $50.91 PSF with a direct vacancy rate of 10.7%.

The appraiser identified nine comparable office leases which are presented in the subsequent chart.

Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)	Base Rent (PSF)	Lease Term (yrs)
25 West 45th Street Property(2)	Various	1913	185,233	$46.42	9.9
256 West 38th Street	AMCOM Software	1924	8,620	$38.00	10.5
28 West 44th Street	Eikos Partners	1920	3,010	$51.00	5.2
28 West 44th Street	Eaglewood Capital	1920	2,002	$44.00	4.0
1500 Broadway	Brand Connections	1973	12,851	$46.00	11.5
19 West 44th Street	Science Friday	1916	4,725	$45.00	7.0
1040 Avenue of the Americas	Dice Holdings	1925	12,007	$44.00	10.0
286 Madison Avenue	GFT USA Inc.	1918	3,616	$52.50	5.4
1400 Broadway	On Deck Capital	1939	20,354	$47.00	11.0
28 West 44th Street	Northbound Exposure	1919	2,200	$44.00	5.1
(1) Source: Appraisal.
(2) Based on rent roll dated October 31, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 West 45th Street New York, NY 10036	Collateral Asset Summary – Loan No. 4 25 West 45th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 65.4% 1.29x 9.0%

The appraiser determined the following market rents for the 25 West 45th Street Property:

Conclusion of Market Rents(1)
Floor	Rent (PSF)
2-9	$46.00
10-15	$48.00
16-17(2)	$52.00
(1) Source: Appraisal.
(2) Includes outdoor terrace.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 9/30/2013	U/W	U/W PSF
Base Rent(1)	$6,932,677	$7,599,151	$7,954,857	$8,564,662	$46.24
Value of Vacant Space	0	0	0	419,288	2.26
Gross Potential Rent	$6,932,677	$7,599,151	$7,954,857	$8,983,950	$48.50
Total Recoveries	1,235,245	1,286,166	1,483,182	1,412,827	7.63
Total Other Income	80,391	59,421	35,888	35,888	0.19
Less: Vacancy(2)	0	0	0	(521,633)	(2.82)
Effective Gross Income	$8,248,313	$8,944,738	$9,473,927	$9,911,032	$53.51
Total Operating Expenses	3,499,903	3,519,333	3,618,918	3,641,803	19.66
Net Operating Income	$4,748,409	$5,425,405	$5,855,009	$6,269,228	$33.85
TI/LC	0	0	0	449,648	2.43
Capital Expenditures	0	0	0	46,308	0.25
Net Cash Flow	$4,748,409	$5,425,405	$5,855,009	$5,773,272	$31.17

(1)
U/W Base Rent includes $384,206 in step rent, which represents the net present value of step rent for Federal Express through its lease term and contractual step rent through October 2014 for the remaining tenants.

(2)	U/W Vacancy represents 5.0% of gross income.

Property Management.    The 25 West 45th Street Property is managed by APF Properties LLC, a borrower affiliate.

Lockbox / Cash Management.    The 25 West 45th Street Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender and are then transferred to an account controlled by the borrower until the occurrence of an event of default.

Initial Reserves.    At closing, the borrower deposited (i) $150,044 into a tax reserve account, (ii) $124,157 into a TI/LC reserve account, $104,814 of which was reserved for outstanding tenant improvements and leasing commissions related to Cision US Inc. and $19,343 of which was reserved for outstanding leasing commissions related to Perry Davis Associates Inc., (iii) $47,750 into a required repairs reserve, which is equal to 125% of the expected cost of the required repairs determined in the engineering report and (iv) $157,110 into a free rent reserve, $77,423 of which was reserved for free rent related to Perry Davis Associates Inc., $69,713 of which was reserved for free rent related to Cision US Inc. and $9,975 of which was reserved for free rent related to FRP Service & Co.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $150,044, into a tax reserve account, (ii) $3,859 into a replacement reserve account, (iii) $41,667 into an account for tenant improvements and leasing commissions, subject to a floor of $500,000 and a cap of $1,000,000 and (iv) each payment date through April 6, 2014, $25,808 into a free rent reserve. On each payment date in June and July 2014, the borrower is required to deposit $34,857 into the free rent reserve. No additional monthly deposits are required to the free rent reserve except for $9,975 to be deposited on June 6, 2017. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25 West 45th Street New York, NY 10036	Collateral Asset Summary – Loan No. 4 25 West 45th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 65.4% 1.29x 9.0%

CARTIFACT
25 West 45th Street
25 West 45th Street
New York, NY 10036
MIDTOWN NORTH
ROCKEFELLER CENTER
THEATER DISTRICT
MIDTOWN SOUTH
TIMES SQUARE
BRYANT PARK
NEW YORK PUBLIC LIBRARY
GRAND CENTRAL TERMINAL
MET LIFE BUILDING
HELMSLEY BUILDING
ST. PATRICK'S CATHEDRAL
RADIO CITY MUSIC HALL
WALDORF ASTORIA HOTEL
SEAGRAM BLDG.
CITIGROUP CENTER
CHRYSLER BLDG
GRAYBAR BLDG.
MOBIL BLDG
CITY SPIRE
1345 SIXTH
NEW YORK HILTON
CALYON
CBS
TISHMAN
AXA CENTER
75 ROCK. PLAZA
787 SEVENTH EQUITABLE CENTER
UBS
TIME & LIFE BLDG
50 ROCK. PLAZA
45 ROCKEFELLER PLAZA
745 SEVENTH LEHMAN BROTHERS
1251 SIXTH
GE BLDG 30 ROCKEFELLER PLAZA
SAKS FIFTH AVENUE
MCGRAW-HILL
10 ROCKEFELLER PLAZA
1 ROCK. PLAZA
MORGAN STANLEY
NEWS CORP
J P MORGAN CHASE
270 PARK
277 PARK
245 PARK
375 PARK
345 PARK
350 PARK
300 PARK
299 PARK
280 PARK WEST
280 PARK EAST
250 PARK
1515 BROADWAY
NEW YORK TIMES
ONE BRYANT PARK
GRACE BLDG
HBO
500 FIFTH
4 TIMES SQUARE
7 TIMES SQUARE
CHANIN BLDG
MACY'S
HERALD SQUARE
CUNY GRADUATE SCHOOL
LORD & TAYLOR
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SEVENTH AVENUE
BROADWAY
W 42ND STREET
E 42ND STREET
W 34TH STREET
E 34TH STREET
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
ASTORIA
NEW JERSEY
NEW YORK
Hudson River
East River
Central Park
UPPER WESTSIDE
UPPER EASTSIDE
Times Square
MIDTOWN
CHELSEA
SOHO
FINANCIAL DISTRICT
LONG ISLAND CITY

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 5 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 66.4% 1.67x 7.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 5 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 66.4% 1.67x 7.9%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Student Housing Multifamily
Sponsor:	The Chetrit Group		Collateral:	Fee Simple
Borrower:	1760 Third Owner LLC		Location:	New York, NY
Original Balance(1):	$65,000,000		Year Built / Renovated:	1973 / 2007- 2008
Cut-off Date Balance(1):	$65,000,000		Total Units / Beds(6):	498 / 1,085
% by Initial UPB:	6.5%		Property Management:	Self-managed
Interest Rate:	4.5786%		Underwritten NOI(7):	$11,039,848
Payment Date:	5th of each month		Underwritten NCF(7):	$10,877,098
First Payment Date:	March 5, 2014		Appraised Value:	$211,000,000
Maturity Date:	February 5, 2019		Appraisal Date:	December 11, 2013
Amortization:	Interest Only
Additional Debt(1)(2):	$75,000,000 Pari Passu Debt;		Historical NOI(8)
	$20,000,000 Mezzanine Loan		Most Recent NOI:	$10,506,340 (T-12 November 30, 2013)
Call Protection(3):	L(24), D(33), O(3)		2012 NOI:	$9,235,156 (December 31, 2012)
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	NAV
			2010 NOI:	NAV
Reserves(4)
	Initial	Monthly	Historical Occupancy(8)
Taxes:	$420,238	$210,119	Current Occupancy:	100.0% (December 31, 2013)
Insurance:	$46,020	$15,340	2012 Occupancy:	100.0% (December 31, 2012)
Replacement:	$0	$13,563	2011 Occupancy:	NAV
TI/LC:	$750,000	$0	2010 Occupancy:	NAV
Zoning Violation:	$120,000	$0	(1)
The Original Balance and Cut-off Date Balance of $65.0 million represent the non-controlling Note A-1 of the $140.0 million 1760 Third Avenue Loan Combination, which is evidenced by two pari passu notes. The pari passu companion loan is the controlling Note A-2, with an original principal balance of $75.0 million, and is not included in the COMM 2014-CCRE15 transaction. For additional information on the pari passu companion loan, see “The Loan” herein.

UST Remediation:	$62,500	$0

Financial Information
	Mortgage Loan(5)	Total Debt
Cut-off Date Balance / Unit:	$281,124	$321,285
Balloon Balance / Unit:	$281,124	$321,285	(2)	For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.
Cut-off Date LTV:	66.4%	75.8%
Balloon LTV:	66.4%	75.8%	(3)	The defeasance lockout period will be at least 24 payments beginning with and including the first payment date of March 5, 2014. Defeasance of the full $140.0 million 1760 Third Avenue Loan Combination is permitted on or after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan and (ii) January 22, 2018.
Underwritten NOI DSCR:	1.70x	1.30x
Underwritten NCF DSCR:	1.67x	1.28x
Underwritten NOI Debt Yield:	7.9%	6.9%
Underwritten NCF Debt Yield:	7.8%	6.8%
Underwritten NOI Debt Yield at Balloon:	7.9%	6.9%	(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
Underwritten NCF Debt Yield at Balloon:	7.8%	6.8%	(5)	DSCR, LTV, Debt Yield and Balance / Unit calculations are based on the aggregate 1760 Third Avenue Loan Combination.

			(6)
The current number of beds at the 1760 Third Avenue Property is 1,085 in 498 units. The Borrower has disclosed that it plans to convert five existing kitchens into units by June 2014, increasing the bed count and the unit count to 1,111 and 508, respectively.

			(7)
Underwritten NOI and NCF reflect current contractual base rents for the 2014-2015 academic year, except for LIM College unit #1827, which reflects the in-place 2013-2014 rent and is based on the current 498 units at the 1760 Third Avenue Property.

			(8)
The multifamily space at the 1760 Third Avenue Property was 100.0% leased and 100.0% physically occupied as of December 31, 2013. The Sponsor recently added more than 2,790 sq. ft. of retail space to the 1760 Third Avenue Property and is in the process of leasing that space. Natixis did not underwrite retail income.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 5 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 66.4% 1.67x 7.9%

Tenant Summary
Tenant	# of Units(1)	# of Beds(1)	% of Total Unit Count	% Leased	U/W Annual Base Rent(2)	% U/W Annual Base Rent	Lease Expiration(3)	Renewal Option
EHS	218	448	43.8%	100.0%	$6,259,788	41.3%	5/31/2021	One 10-year
LIM College	165	371	33.1%	100.0%	$5,778,278	38.1%	5/31/2021	None
LIM College Unit #1827(4)	1	1	0.2%	100.0%	$33,000	0.2%	NAP	NAP
CUNY Baruch College	73	166	14.7%	100.0%	$1,945,132	12.8%	5/31/2022	Two 5-year
CUNY Hunter College	41	99	8.2%	100.0%	$1,150,474	7.6%	5/31/2022	Two 5-year
Total/Wtd. Avg.	498	1,085	100.0%	100.0%	$15,166,672	100.0%
(1)
The current number of beds at the 1760 Third Avenue Property is 1,085 in 498 units; the Borrower has disclosed that it plans to convert five existing kitchens into units by June 2014, bringing the bed count and the unit count up to 1,111 and 508, respectively.

(2)
The Borrower is not charging base rent to six units at the 1760 Third Avenue Property which are allocated as follows: one unit to CUNY Baruch College, one unit to CUNY Hunter College, three units to LIM College, each of which are occupied by resident directors and advisors and one unit that is occupied by the superintendent. Natixis underwrote to the current contractual base rents for the academic year 2014-2015 which excludes post-conversion units and base rent increases, except for LIM College unit #1827, which Natixis underwrote to the in place 2013-2014 rent. Post-conversion of the kitchens, EHS and LIM College are expected to add 18 and eight beds to their respective leases. It is projected that the amended leases will be executed by March or April of this year. The Borrower expects contractual rent payments for EHS and LIM College to be higher for the 2014-2015 academic year. The Borrower deposited $750,000 into a TI/LC reserve in connection with the kitchen conversion.

(3)
The 1760 Third Avenue Property is 100.0% leased to four different tenants with 10-year lease terms expiring in 2021 and 2022. EHS and LIM College are leasing on a 12-month basis, starting on June 1st and ending May 31st of the following year. CUNY Baruch College and CUNY Hunter College are leasing on a 9.5-month basis corresponding to their respective academic calendar, starting the earlier of August 19th and one week prior to the respective start of the fall semester, ending the later of May 31st and one day after the respective spring commencement ceremony.

(4)
LIM College is leasing unit #1827 at a monthly rate of $2,750 until May 31, 2014. This unit is used by faculty members and it is expected that the rent of unit #1827 will be included in the LIM College lease after the completion of the planned conversions.

The Loan.    The 1760 Third Avenue loan (the “1760 Third Avenue Loan” or “Loan”) is the non-controlling Note A-1 portion, in the original principal amount of $65.0 million, of a fixed rate loan in the aggregate principal amount of $140.0 million (the “1760 Third Avenue Loan Combination”). The 1760 Third Avenue Loan Combination is secured by the Borrower’s fee simple interest in a 247,615 sq. ft. Class A student housing property located at 1760 Third Avenue in New York, New York (the “1760 Third Avenue Property”). The 1760 Third Avenue Loan Combination is evidenced by two pari passu notes. Only the Note A-1 will be included in the COMM 2014-CCRE15 mortgage trust. The controlling Note A-2, with an original principal amount of $75.0 million (the “1760 Third Avenue Companion Loan”) is expected to be included in a future securitization. The 1760 Third Avenue Loan Combination has a cut-off date balance of $140.0 million ($281,124 per unit), a five-year term and is interest only. The 1760 Third Avenue Loan Combination accrues interest at a fixed rate equal to 4.5786%. Based on the appraised value of $211.0 million as of December 11, 2013, the cut-off date LTV ratio of the 1760 Third Avenue Loan Combination is 66.4%. The proceeds of the 1760 Third Avenue Loan Combination, along with a $20.0 million mezzanine loan funded concurrently, were used to refinance the existing debt of approximately $129.5 million, fund upfront reserves of approximately $1.4 million, pay closing costs of approximately $2.7 million and return approximately $26.4 million of equity to the Borrower. The most recent prior financing of the 1760 Third Avenue Property was not included in a securitization.

The relationship between the holders of Note A-1 and Note A-2 is governed by an intercreditor agreement described under “Description of the Mortgage Pool―Loan Combinations ―1760 Third Avenue Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$65,000,000	$65,000,000	COMM 2014-CCRE15	No
Note A-2	$75,000,000	$75,000,000	Natixis	Yes
Total	$140,000,000	$140,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$140,000,000	87.5%	Loan Payoff	$129,456,829	80.9%
Mezzanine Loan Amount	$20,000,000	12.5%	Reserves	$1,398,759	0.9%
			Closing Costs	$2,699,848	1.7%
			Return of Equity	$26,444,564	16.5%
Total Sources	$160,000,000	100.0%	Total Uses	$160,000,000	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 5 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 66.4% 1.67x 7.9%

The Borrower / Sponsor.    The borrower, 1760 Third Owner LLC (the “Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the Borrower are Joseph and Meyer Chetrit, who are among the principals of The Chetrit Group (the “Sponsor”). Founded by Joseph Chetrit, The Chetrit Group is headquartered in Manhattan and invests in commercial real estate with a portfolio of over 20.0 million sq. ft. in New York, Chicago, Miami, Los Angeles and other countries. The Sponsor holds their portfolio with a long-term hold strategy. The Chetrit Group acquires properties and creates value by repositioning them.  The portfolio held by the Chetrit Group is estimated to be valued in excess of $4.0 billion. The Borrower of the 1760 Third Avenue Loan is indirectly owned, in part, by Meyer Chetrit, who is also the nonrecourse carve-out guarantor. As of September 30, 2013, Meyer Chetrit reported approximately $493.1 million of net worth and $30.0 million of liquidity.

The Property.    The 1760 Third Avenue Property consists of a 19-story, 247,615 sq. ft. student housing building. The building was constructed in 1973 and extensively renovated from 2007 to 2008. The 1760 Third Avenue Property has 498 units with 1,085 beds and is located on the edge of the Upper East Side and the East Harlem neighborhoods of New York City, within close proximity to several colleges and universities. The 1760 Third Avenue Property is 100.0% master leased to four different tenants as of December 31, 2013, including EHS, The Laboratory Institute of Merchandising (“LIM College”), The City University of New York (“CUNY”) Hunter College and CUNY Baruch College. The 1760 Third Avenue Property is accessible via the subway system with the 4, 5 and 6 trains. Both CUNY Baruch College and CUNY Hunter College are located along the 4, 5 and 6 trains, and LIM College students can transfer to the E and M trains from the 6 train at Lexington Avenue and 53rd street, or walk over three avenues. Commuting times between the 1760 Third Avenue Property and the different colleges, CUNY Hunter College, LIM College and CUNY Baruch College, are approximately 9, 20, and 22 minutes, respectively.

All units include a desk and a chair, an air conditioning unit, a flat panel television with DVD player, a compact microwave and a refrigerator, walk in closets and an attached full bathroom. In addition to in-room amenities, the 1760 Third Avenue Property also features a 3,500 sq. ft. on-site fitness facility, a large multi-media room, student lounges, laundry facilities, as well as game rooms. Residents further benefit from the presence of a security guard 24 hours a day and card accessed entry to the building and amenities.  EHS runs student services that include mail, ID’s, student/roommate conflicts as well as movie night, indoor/outdoor activities, life safety classes and other events for the benefit all students that stay at the 1760 Third Avenue Property. LIM College, CUNY Baruch College and CUNY Hunter College also offer private events to their respective students.

The Sponsor purchased the 1760 Third Avenue Property in 2007 for $80.0 million ($160,643 per unit) and invested an additional $67.0 million ($134,538 per unit, or collectively with the purchase price, $295,181 per unit) in capital expenditures through 2008, converting the building from a vacant nursing home to a student housing facility. The Sponsor recently added more than 2,790 sq. ft. of retail space by condensing common areas at the 1760 Third Avenue Property, and is in the process of leasing the space. The Sponsor plans to convert five existing kitchens into additional units and construct a ground floor central kitchen by June 2014, bringing the unit count up to 508 units and the bed count to 1,111. At closing, Natixis reserved $750,000 for these conversions.

Major Tenants.    As of December 31, 2013 the 1760 Third Avenue Property is 100.0% master leased by four different tenants with 10-year lease terms expiring in 2021 and 2022. The tenants are EHS, LIM College, CUNY Hunter College and CUNY Baruch College. The 1760 Third Avenue Property is 100.0% physically occupied.

EHS (448 beds in 218 units, 43.8% of the current unit count, 41.3% of U/W Base Rent). EHS is a New York nonprofit organization that provides low-cost housing to students and faculty members of New York City colleges. Currently, EHS leases units in six properties, including the subject property, located throughout Manhattan and Brooklyn. They are currently partnered with over 10 local colleges in the New York City area. EHS enters into long-term leases (between five and 10 years) for a large number of student housing units and offers the units to individual students or schools in shorter term leases. At the 1760 Third Avenue Property, EHS subleases their units out to tenants such as Aspect Education, Inc. on behalf of Kaplan Institute (100 beds), Marymount Manhattan College (123 beds), New York School of Interior Design (26 beds), St. Giles (13 beds), CUNY Baruch College (80 beds), LIM College (6 beds), Lehman College (6 beds) and the remaining 94 beds are subleased to individual students.

LIM College (372 beds in 166 units, 33.3% of the current unit count, 38.3% of U/W Base Rent). Founded in 1939 and located in five buildings in midtown Manhattan, LIM College prepares students for careers in every aspect of the business of fashion. LIM College offers majors in fashion merchandising, management, marketing and visual merchandising. For graduate students, it also offers an MBA program. As of Fall 2013, there were 1,539 students enrolled at the college. Over the past ten years, full time student enrollment has increased 344.0%. The 1760 Third Avenue Property is the only student housing LIM College offers to its students.

CUNY Baruch College (166 beds in 73 units, 14.7% of the current unit count, 12.8% of U/W Base Rent). CUNY Baruch College is a public university located in the Flatiron district of New York City. CUNY Baruch College offers undergraduate and graduate degrees. As of Fall 2013, there were 17,462 students enrolled at the college. Over the past ten years, full time student enrollment has increased by

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 5 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 66.4% 1.67x 7.9%

more than 16.0%. CUNY Baruch College is ranked among the region’s and the nation’s top colleges by U.S. News & World Report, Forbes, Princeton Review, and others. The 1760 Third Avenue Property is being promoted as the main campus housing on their college website.

CUNY Hunter College (99 beds in 41 units, 8.2% of the current unit count, 7.6% of U/W Base Rent). CUNY Hunter College, located in the Upper East Side neighborhood of New York City, is the largest college in the CUNY system. Founded in 1870, it is also one of the oldest public colleges in the country. As of Fall 2013, 22,840 students attend CUNY Hunter College, pursuing both undergraduate and graduate degrees in more than 170 different programs of study. Of this number, 13,142, or 57.5% of the students were full time. Over the past ten years, full time student enrollment has increased by 19.0%. CUNY Hunter College has 1,800 full time and part time faculty members. The 1760 Third Avenue Property is being promoted as one of the three main housing sites on their college website. The other housing site being offered is the 92nd Street Residence, which is located on 91st Street and Lexington Avenue.

Environmental Matters.    The Phase I environmental report dated December 30, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the 1760 Third Avenue Property. The report also recommended properly closing the 1,000-gallon diesel underground storage tank and all associated piping, located beneath the basement floor, in accordance with applicable regulations, at an estimated cost of $50,000. At closing, $62,500 was deposited into an UST remediation reserve representing 125.0% of the estimated costs.

The Market.    The 1760 Third Avenue Property is located on the edge of the Upper East Side and the East Harlem neighborhoods of New York City. Forty-two of the nation’s Fortune 500 companies are headquartered in New York City, including Verizon Communications Inc., J.P. Morgan Chase & Co., Citigroup, Time Warner, MetLife and New York Life Insurance. New York City is the largest regional economy in the United States and the second largest city economy in the world, behind Tokyo, Japan. The financial, insurance, health care and real estate industries form the basis of New York City’s economy, with high-tech industries such as internet services growing rapidly.

University enrollments across the nation have experienced marked growth following the increase of those aged 15-24 deciding to attend college since the early 2000’s. In addition, more students are choosing to stay in college to pursue additional or advanced degrees due to the depressed job market, and individuals are returning to college for retraining and or higher degrees.  According to enrollment statistics published by the New York State Department of Education, college enrollment in New York City has increased 22% over the past ten years. According to projections from the Office of Research and Information Systems of the New York State Department of Education, total statewide enrollment in college will be 1,155,606 in the year 2013. This is a 5.6% increase over a 10 year period. Within the New York City region, full time undergraduate enrollment is projected to increase by 6.7% and part time undergraduate enrollment is expected to increase 2.5%. Full time graduate enrollment is projected to increase 2.4% and part time graduate enrollment is expected to increase 2.4%.

The following table presents certain information regarding comparable student housing properties for the 1760 Third Avenue Property:

Competitive Set(1)
Property Name	Location	Year Built	% Leased	Beds	Miles from subject	Asking Rent Per Bed / Month

1760 Third Avenue Property	New York, NY	1973	100.0%(2)	1,085	NAP	$1,165

55 John Street, EHS(3)	New York, NY	2007	100.0%	520	8.5 miles	$994

55 John Street, Pace University(3)	New York, NY	2007	100.0%	520	8.5 miles	$1,507

481-497 8th Avenue	New York, NY	1928-1930	100.0%	575	4.3 miles	$818

215-217 East 23rd Street, School of Visual Arts	New York, NY	2001	100.0%	112	5.1 miles	$2,862
(1)	Source: Appraisal.
(2)	As of the rent roll dated December 31, 2013.
(3)	55 John Street is 100.0% leased to EHS and EHS subleases exclusively to Pace University. The table reflects the master EHS lease and the Pace University sublease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 5 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 66.4% 1.67x 7.9%

Cash Flow Analysis.

Cash Flow Analysis

	2012	T-12 11/30/2013	U/W	U/W Per Unit

Student Housing Leases Rent(1)	$13,157,767	$14,465,239	$15,166,672	$30,455

Rent Straight Line(2)	0	0	257,806	518

Summer Tenant(3)	533,278	403,523	450,000	904

Other Income(4)	23,278	22,748	25,000	50

Total Recoveries(5)	185,171	302,403	428,506	860

Retail Income(6)	0	0	0	0

Vacancy Loss(7)	0	0	(489,840)	(984)

Effective Gross Income	$13,899,494	$15,193,913	$15,838,144	$31,804

Total Expenses	4,664,338	4,687,573	4,798,296	9,635

Net Operating Income	$9,235,156	$10,506,340	$11,039,848	$22,168

Capital Expenditures(8)	389,082	0	162,750	327

Net Cash Flow	$8,846,074	$10,506,340	$10,877,098	$21,842
(1)
Student Housing Leases Rent for 2012 depicts five months of CUNY Hunter College and CUNY Baruch College rent and student life fees as their respective leases were signed in August 2012. 2012 student housing rent includes LIM College and EHS real estate taxes reimbursements. Natixis underwrote the Student Housing Leases Rent based on 498 units using the current contractual leases rent for the 2014-2015 academic year, except for LIM College unit #1827, for which Natixis used the in-place 2013-2014 rent.

(2)
U/W Rent Straight Line takes into account the increase in the rental rates over the remaining term (2015-2022) for the CUNY Baruch College and CUNY Hunter College leases (credit tenants), by averaging the remaining payments and taking the difference between the average and the current lease payment.

(3)
Every summer, the 114 units containing 265 beds leased to CUNY Baruch College and CUNY Hunter College become vacant and are available for rent to generate additional revenue. The Borrower rents those beds to summer tenants such as English Language centers (EC NY), Worldstrides, World Languages and British International School among others.

(4)	Other Income is generated from the laundry and vending machines. The Borrower also charges students for damages caused at the 1760 Third Avenue Property.
(5)
Total Recoveries represent taxes recoveries from EHS and LIM College as well as CUNY Hunter College and CUNY Baruch College student life services fees, which include: mail, IDs, student/roommate conflicts as well as movie night, indoor/outdoor activities, life safety classes and other events held for the students that stay at the 1760 Third Avenue Property.

(6)
The Sponsor recently added more than 2,790 sq. ft. of retail space on the ground floor. Natixis did not underwrite additional retail income for this space, but the Borrower has indicated that it expects additional retail income in the amount of $139,500 for 2014 ($50 PSF).

(7)	U/W vacancy loss represents 3.0% of gross income.
(8)
Capital expenditures for 2012 in the amount of $389,082 were used for various improvements and renovations as well as architecture fees. Given the quality and durability of the furniture at the 1760 Third Avenue Property, Natixis underwrote the capital expenditures at $327 per unit, based on 498 units ($150 per bed based on 1,085 beds).

Property Management.   The 1760 Third Avenue Property is self-managed by the sponsor. Under the loan documents, the 1760 Third Avenue Property may not be managed by any other party, except for a management company approved by the lender and as to which rating agency confirmation has been received.  The lender may require the Borrower to replace a future property manager (or appoint a manager, if self-managed) if there is a material default by the property manager under the management agreement, the filing of a bankruptcy petition or a similar event with respect to the property manager or if the Borrower fails to maintain a DSCR above 1.10x.

Lockbox / Cash Management.   The 1760 Third Avenue Loan is structured with a hard lockbox and in place cash management. All rents are to be transmitted directly by non–residential tenants of the 1760 Third Avenue Property into the clearing account, which is under the control of the Borrower.  The Borrower and manager are required to deposit all rents received into the clearing account within two business days of receipt. Funds deposited into the clearing account are required to be swept by the clearing bank on a daily basis into a lender-controlled deposit account, where the funds are required to be disbursed in accordance with the loan agreement. Upon a Cash Trap Period (as defined herein), excess cash flow will be collected by the lender.

A “Cash Trap Period” will commence upon: (i) the occurrence of an event of default, (ii) the occurrence of a Lease Sweep Period (as defined herein), (iii) the failure by the Borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.20x, based on the trailing twelve month period immediately preceding the date of determination, or (iv) February 5, 2015, if there has been no Zoning Violations Cure (as defined herein) by such date; and will end upon the lender giving notice to the Borrower and the clearing bank that the Cash Trap Period has ended, which notice the lender shall only be required to give if: (1) in the case of clause (i) above, either (A) the 1760 Third Avenue Loan and all other obligations under the 1760 Third Avenue Loan documents have been repaid in full or (B) (i) such event of default has been cured, (ii) the lender has accepted such cure in writing (it being understood that lender is under no obligation to accept any cure of an event of default) and (iii) no other event that would trigger another Cash Trap Period has occurred

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 5 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 66.4% 1.67x 7.9%

and is continuing, (2) in case of clause (ii) above, the Lease Sweep Period shall have ended and no event that would trigger another Cash Trap Period has occurred and is continuing, (3) in the case of clause (iii) above, for six consecutive months since the commencement of the existing Cash Trap Period (A) no event of default has occurred, (B) no event that would trigger another Cash Trap Period has occurred and is continuing and (C) the DSCR is at least equal to 1.25x or (4) in the case of clause (iv) above, a Zoning Violations Cure has occurred and no other event that would trigger another Cash Trap Period has occurred and is continuing.

A “Lease Sweep Period” will commence on the first payment date following the occurrence of: (i) the date that any tenant that occupied 5% of the 1760 Third Avenue Property’s gross leasable area (a “Major Tenant”) notifies the Borrower that it intends to terminate its lease prior to the expiration date, (ii) the date required under a lease by which a Major Tenant is required to give notice of its exercise of a renewal, if such renewal was not exercised, (iii) any Major Tenant lease is surrendered, cancelled or terminated prior to its current expiration date or (iv) the occurrence and continuance of a default under a Major Tenant’s lease.

A “Zoning Violations Cure” means the date upon which the 1760 Third Avenue Property and the uses thereof or therein comply with all zoning, building and other legal requirements, the certificate of occupancy for the 1760 Third Avenue Property and all other restrictions, covenants and conditions affecting the 1760 Third Avenue Property or the Borrower and delivery to the lender of (i) a final certificate of occupancy for the 1760 Third Avenue Property confirming such conformance (as reasonably determined by lender) and (ii) an opinion of counsel reasonably acceptable to the lender, in form and substance reasonably acceptable to the lender, opining that the 1760 Third Avenue Property and the uses thereof or therein are in compliance with all zoning, building and other legal requirements, the certificate of occupancy and all other restrictions, covenants and conditions affecting the 1760 Third Avenue Property or the Borrower.

Initial Reserves.    At closing, the Borrower deposited (i) $420,238 into a tax reserve account, (ii) $46,020 into an insurance reserve account, (iii) $750,000 into the TI/LC reserve account, (iv) $120,000 into the zoning violations reserve account and (v)  $62,500 into the UST remediation reserve account

Ongoing Reserves.    On a monthly basis, the Borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $210,119, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $15,340, into an insurance reserve account and (iii) $13,563 into a capital expenditure account as long as the number of beds at the 1760 Third Avenue Property is 1,085. The monthly capital expenditure amount will increase by $12.50 per month for each additional bed during the conversion work. After the conversion, the monthly capital expenditure amount will be $13,888 based on 1,111 beds.

Current Mezzanine or Subordinate Indebtedness.    A $20.0 million mezzanine loan was funded at the closing of the 1760 Third Avenue Loan by Natixis and subsequently purchased by a third party investor on January 24, 2014. The mezzanine loan is coterminous with the 1760 Third Avenue Loan and accrues interest at a rate of 9.9500% per annum. The mezzanine loan is interest only for its entire term.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Zoning.    The certificate of occupancy requires the 1760 Third Avenue Property be used only as a student dormitory in compliance with 1 RCNY § 5101(b) (“Rule 51”). As of the closing of the 1760 Third Avenue Loan, (i) EHS, as the tenant under the EHS lease, (43.8% of the current unit count) does not satisfy the requirements of Rule 51 and (ii) neither the lease to CUNY Baruch College nor the lease to CUNY Hunter College (in the aggregate, 22.9% of the current unit count) satisfy the ten-year minimum lease term requirement of Rule 51, as they are each deficient by approximately three months ((i) and (ii) collectively, the “Zoning Violations”).  The Borrower is obligated to use diligent efforts to cure the Zoning Violations (including extending the leases to CUNY Baruch College and CUNY Hunter College) and to keep the lender apprised of the same. If the Borrower does not cure the Zoning Violations by February 5, 2015, then a Cash Trap Period will commence until the Zoning Violations are cured.

In the event that the NYC Department of Buildings, the NYC Department of Housing Preservation & Development or any similarly situated housing authority determines that the space leased by EHS can no longer be used for student dormitory housing, then the Borrower agreed to exercise its right under the EHS lease to terminate the EHS lease.  In such event, the guarantor is liable for any losses suffered by the lender due to such termination and is also obligated to pay any rental not paid by EHS into the lockbox account each month.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1760 Third Avenue New York, NY 10029	Collateral Asset Summary - Loan No. 5 1760 Third Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 66.4% 1.67x 7.9%

CARTIFACT
1760 Third Avenue
1760 Third Avenue
New York, NY 10029
CENTRAL PARK
EAST RIVER
FDR DRIVE
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
FIRST AVENUE
LEHMAN HOUSES
CENTRAL PARK EAST 1 ELEMENTARY SCHOOL
FRANKLIN PLAZA APARTMENTS
P.S. 145
TERENCE CARDINAL COOKE HEALTH CARE CENTER
HERITAGE SCHOOL
WILSON HOUSES
EL MUSEO DEL BARRIO
MAE GRANT PLAYGROUND
PARK EAST HIGH SCHOOL
EAST RIVER FAMILY CENTER
MUSEUM OF THE CITY OF NEW YORK
CARVER HOUSES
EAST RIVER HOUSES
DREAM CHARTER SCHOOL
NYPD 23RD PRECINCT
METRO NORTH HOUSES
NEW YORK CITY 100TH ST BUS DEPOT
MT. SINAI HOSPITAL
ICAHN MEDICAL INSTITUTE
LEXINGTON
HOUSES
NEW YORK CITY HOUSING AUTHORITY
METROPOLITAN HOSPITAL CENTER
JANE B. ARON RESIDENCE HALL
ISLAMIC CULTURAL CENTER OF NEW YORK
MARX BROS. PLAYGROUND
SCHOOL OF COOPERATIVE TECHNICAL EDUCATION
PS 198
NORMANDIE COURT
LIFE SCIENCES SECONDARY SCHOOL
HUNTER COLLEGE HIGH SCHOOL
BAKER MANSION
HOLMES TOWERS
THE JEWISH MUSEUM
RUSSIAN CONSULATE
COOPER-HEWITT NATIONAL DESIGN MUSEUM
NATIONAL ACADEMY MUSEUM
SOLOMON R. GUGGENHEIM MUSEUM
West New York
Union City
Hoboken
Jersey City
NEW JERSEY
NEW YORK
UPPER WESTSIDE
Central Park
Metropolitan Museum of Art
UPPER EASTSIDE
Time Warner Center
Carnegie Hall
Times Square
MIDTOWN
New York
QUEENS
ASTORIA
United Nations
LONG ISLAND CITY
Penn Station
Empire State Building
CHELSEA
Flatiron Building
Hudson River
East River
SOHO
Washington Square Park
New York University
MANHATTAN
FINANCIAL DISTRICT
Freedom Tower
New York Stock Exchange
BROOKLYN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

600 South Commonwealth Avenue Los Angeles, CA 90005	Collateral Asset Summary – Loan No. 6 600 Commonwealth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,250,000 74.5% 1.55x 10.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

600 South Commonwealth Avenue Los Angeles, CA 90005	Collateral Asset Summary – Loan No. 6 600 Commonwealth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,250,000 74.5% 1.55x 10.9%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	CBD Office
Sponsor:	David Y. Lee			Collateral:	Fee Simple
Borrower:	600 Commonwealth, L.P.			Location:	Los Angeles, CA
Original Balance:	$37,250,000			Year Built / Renovated:	1970 / 1991
Cut-off Date Balance:	$37,250,000			Total Sq. Ft.:	315,949
% by Initial UPB:	3.7%			Property Management:	Jamison Services, Inc.
Interest Rate:	5.1100%			Underwritten NOI:	$4,062,958
Payment Date:	6th of each month			Underwritten NCF:	$3,760,557
First Payment Date:	February 6, 2014			Appraised Value:	$50,000,000
Maturity Date:	January 6, 2024			Appraisal Date:	November 19, 2013
Amortization:	Interest only for first 24 months; 360
	months thereafter			Historical NOI
Additional Debt(1):	Future Mezzanine Debt Permitted			2012 NOI:	$2,598,333 (December 31, 2012)
Call Protection(2):	L(25), D(90), O(5)			2011 NOI:	$2,549,845 (December 31, 2011)
Lockbox / Cash Management:	Hard / Springing			2010 NOI:	$2,907,051 (December 31, 2010)

Reserves(3)				Historical Occupancy
	Initial		Monthly	Current Occupancy:	91.5% (December 31, 2013)
Taxes:	$232,534		$58,134	2012 Occupancy:	92.3% (December 31, 2012)
Insurance:	$0		Springing	2011 Occupancy:	93.2% (December 31, 2011)
Replacement:	$0		$6,582	2010 Occupancy:	93.2% (December 31, 2010)
TI/LC:	$1,500,000		$125,000(4)
(1)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)   LA County Superior Court has an ongoing purchase option with respect to the 600 Commonwealth Property. See “Purchase Option” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   See “Ongoing Reserves” herein.
(5)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.11x and 1.95x, respectively.

Major Tenant Sweep:	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$118
Balloon Balance / Sq. Ft.:		$102
Cut-off Date LTV:		74.5%
Balloon LTV:		64.6%
Underwritten NOI DSCR(5):		1.67x
Underwritten NCF DSCR(5):		1.55x
Underwritten NOI Debt Yield:		10.9%
Underwritten NCF Debt Yield:		10.1%
Underwritten NOI Debt Yield at Balloon:		12.6%
Underwritten NCF Debt Yield at Balloon:		11.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

600 South Commonwealth Avenue Los Angeles, CA 90005	Collateral Asset Summary – Loan No. 6 600 Commonwealth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,250,000 74.5% 1.55x 10.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
LA County Superior Court	NR/Aa2/AA+	124,914	39.5%	$18.00	35.7%	1/10/2016
LA County Department of Health Services	NR/Aa2/AA+	103,300	32.7%	$25.13	41.2%	3/31/2018(2)
LA County Department of Mental Health	NR/Aa2/AA+	35,452	11.2%	$23.93	13.5%	11/30/2015(3)
LA County Department of Child Support Services	NR/Aa2/AA+	18,322	5.8%	$23.29	6.8%	12/31/2014
Trimana(4)	NR/NR/NR	3,228	1.0%	$0.00	0.0%	7/31/2020
Total Major Tenants		285,216	90.3%	$21.46	97.2%
Remaining Tenants		3,973	1.3%	$43.77	2.8%
Total Occupied Collateral		289,189	91.5%	$21.76	100.0%
Vacant		26,760	8.5%
Total		315,949	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	LA County Department of Health Services has an ongoing right to terminate 13,674 sq. ft. of its space with 60 days prior notice and repayment of all unamortized tenant improvement costs.
(3)	LA County Department of Mental Health has an ongoing right to terminate its lease with 60 days prior notice.
(4)	Rent under Trimana’s lease is calculated as 7.0% of the amount by which monthly gross sales exceed $40,000. Rent for Trimana was not included in underwritten base rent.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	5	2,021	0.6%	2,021	0.6%	$55.22	1.8%	1.8%
2014	2	19,794	6.3%	21,815	6.9%	$24.05	7.6%	9.3%
2015	1	35,452	11.2%	57,267	18.1%	$23.93	13.5%	22.8%
2016	1	124,914	39.5%	182,181	57.7%	$18.00	35.7%	58.5%
2017	0	0	0.0%	182,181	57.7%	$0.00	0.0%	58.5%
2018	2	103,780	32.8%	285,961	90.5%	$25.14	41.5%	100.0%
2019	0	0	0.0%	285,961	90.5%	$0.00	0.0%	100.0%
2020	1	3,228	1.0%	289,189	91.5%	$0.00	0.0%	100.0%
2021	0	0	0.0%	289,189	91.5%	$0.00	0.0%	100.0%
2022	0	0	0.0%	289,189	91.5%	$0.00	0.0%	100.0%
2023	0	0	0.0%	289,189	91.5%	$0.00	0.0%	100.0%
2024	0	0	0.0%	289,189	91.5%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	289,189	91.5%	$0.00	0.0%	100.0%
Vacant	NAP	26,760	8.5%	315,949	100.0%	NAP	NAP
Total / Wtd. Avg.	12	315,949	100.0%			$21.76	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The 600 Commonwealth loan (the “600 Commonwealth Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 315,949 sq. ft., Class A office building located at 600 South Commonwealth Avenue in Los Angeles, California (the “600 Commonwealth Property”) with an original principal balance of $37.25 million. The 600 Commonwealth Loan has a 10-year term and amortizes on a 30-year schedule after an initial two-year interest only period. The 600 Commonwealth Loan accrues interest at a fixed rate equal to 5.1100% and has a cut-off date balance of $37.25 million. Loan proceeds, along with approximately $14.8 million in equity from the sponsor, were used to purchase the 600 Commonwealth Property for $50.0 million, fund upfront reserves of approximately $1.7 million and pay closing costs of approximately $0.4 million. Based on the appraised value of $50.0 million as of November 19, 2013, the cut-off date LTV ratio is 74.5% and the remaining implied equity is $12.75 million. The most recent prior financing of the 600 Commonwealth Property was not included a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

600 South Commonwealth Avenue Los Angeles, CA 90005	Collateral Asset Summary – Loan No. 6 600 Commonwealth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,250,000 74.5% 1.55x 10.9%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$37,250,000	71.5%	Purchase Price	$50,000,000	96.0%
Sponsor Equity	$14,833,150	28.5%	Reserves	$1,732,534	3.3%
			Closing Costs	$350,615	0.7%
Total Sources	$52,083,150	100.0%	Total Uses	$52,083,150	100.0%

The Borrower / Sponsor.    The borrower, 600 Commonwealth, L.P., is a single purpose California limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is David Y. Lee, President of Jamison Services, Inc. Jamison Services, Inc. is one of the largest private commercial property owners in Los Angeles County and specializes in the acquisition, operation, construction, leasing and ownership of office, medical and retail properties. Headquartered in Los Angeles, California, Jamison Services, Inc. owns and operates over 100 commercial buildings totaling approximately 22.0 million sq. ft., and has a market capitalization of over $3.0 billion.

The Property.    Offering views of the Hollywood Hills and Downtown Los Angeles, the 600 Commonwealth Property consists of a 19-story, Class A office building totaling 315,949 sq. ft. located at 600 South Commonwealth Avenue in Los Angeles, California, adjacent to Lafayette Park. The Wilshire/Vermont metro station is located three blocks from the 600 Commonwealth Property and provides access to the Red and Purple metro lines, which connect to Downtown Los Angeles and North Hollywood.

Built in 1970, the 600 Commonwealth Property was extensively renovated in 1991. Since 2009, over $7.0 million has been invested at the 600 Commonwealth Property on elevator modernization, an automated parking system, a new HVAC system and a new EMS system. Amenities at the 600 Commonwealth Property include a restaurant, a snack shop, Wi-Fi enabled executive suites and a landscaped outdoor area. Parking is provided via 944 subterranean parking spaces for a ratio of 2.99 spaces per 1,000 sq. ft.

As of December 31, 2013, the 600 Commonwealth Property was 91.5% occupied by 12 tenants, the four largest of which are Los Angeles County government tenants and account for 89.3% of the overall net rentable area. While each of these four tenants have lease terms that expire during the term of the 600 Commonwealth Loan, three of these tenants have been in occupancy at the 600 Commonwealth Property for at least 15 years. Since 1996, the 600 Commonwealth Property has had an average occupancy of 98.0%.

Environmental Matters.    The Phase I environmental report dated December 2, 2013 did not identify any recognized environmental conditions or require any remedial action other than the recommended implementation of an asbestos operations and maintenance plan at the 600 Commonwealth Property, which is already in place, as well as monitoring during potential redevelopment of the site of a former gasoline service station on the northwest corner of the 600 Commonwealth Property.

Major Tenants.

LA County Superior Court (124,914 sq. ft., 39.5% of NRA, 35.7% of U/W Base Rent). LA County Superior Court, rated Aa2/AA+ by Moody’s/S&P, provides services to over 9.9 million residents who live and work throughout the 4,080 square miles of Los Angeles County. Four separate groups of the LA County Superior Court operate at the 600 Commonwealth Property: the Direct Superior Court Suites, the Sherriff’s Department, the Public Defender and the Family Law Facilitator.

LA County Superior Court has been at the 600 Commonwealth Property since 1991 and its current lease term runs through January 10, 2016. LA County Superior Court’s current lease rate is $18.00 PSF which is lower than the appraiser’s market rent conclusion for the space of $27.00 PSF. The 600 Commonwealth Property includes 12 courtrooms and judge’s chambers that were specifically built for the LA County Superior Court, separate elevator access and bathrooms for judges and specialized lobby security that is operated by the on-site sheriff deputies. LA County Superior Court has performed extensive improvements since taking occupancy and is still paying down a portion of their tenant improvement allowance which was amortized over 25 years, at a rate of $63,706 in amortized tenant improvements above its base rent per month through its lease expiration.

LA County Superior Court has one five-year renewal option with 60 days prior notice at then current lease terms with future CPI increases. The tenant has an option to purchase the 600 Commonwealth Property that can be exercised at any time with 180 days prior written notice (see “Purchase Option” herein).

LA County Department of Health Services (103,300 sq. ft., 32.7% of NRA, 41.2% of U/W Base Rent). LA County Department of Health Services, rated Aa2/AA+ by Moody’s/S&P, serves to protect health, prevent disease and promote well-being for the people of Los Angeles County. LA County Department of Health Services’ initial lease at the 600 Commonwealth Property was signed in April 2005.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

600 South Commonwealth Avenue Los Angeles, CA 90005	Collateral Asset Summary – Loan No. 6 600 Commonwealth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,250,000 74.5% 1.55x 10.9%

The tenant has one five-year renewal option with 90 days prior notice at then current lease terms with future CPI increases. LA County Department of Health Services has an ongoing right to terminate 13,674 sq. ft. of its space with 60 days prior notice and repayment of all unamortized tenant improvement costs. LA County Department of Health Services pays $19,986 in amortized tenant improvements above base rent through lease expiration.

LA County Department of Mental Health (35,452 sq. ft., 11.2% of NRA, 13.5% of U/W Base Rent). LA County Department of Mental Health, rated Aa2/AA+ by Moody’s/S&P, is the largest county mental health department in the US. The department operates 75 program sites and more than 100 co-located sites throughout Los Angeles County providing mental health services. The tenant’s space at the 600 Commonwealth Property serves as the back office for administrative service to the LA County Department of Mental Health. LA County Department of Mental Health’s initial lease at the 600 Commonwealth Property was signed in 1988 and the tenant most recently renewed its lease in 2008. The LA County Department of Mental Health has an ongoing right to terminate with 60 days prior notice.

The Market.    The 600 Commonwealth Property is located in the Mid-Wilshire submarket within the Los Angeles office market. As of year-end 2013, the Mid-Wilshire submarket contained approximately 14.0 million sq. ft. of office inventory, approximately 8.2 million sq. ft. of which is considered to be Class A. Vacancy for Class A office space within the submarket was 24.8% compared to 15.9% for the overall Class A market. Overall average asking rents for Class A office space were $20.36 PSF for the Mid-Wilshire submarket compared to $32.13 PSF for the overall market.

The appraiser identified the following comparable office leases which are presented in the subsequent chart.

Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)	Base Rent (PSF)	Lease Term (yrs)
600 Commonwealth Property(2)	Various	1970	315,949	$21.76	16.0
1055 West 7th Street	L.A. Care	1988	124,313	$23.52	10.0
1055 West 7th Street	Electronic Data	1988	8,808	$26.40	0.3
Equitable Plaza	CAN Insurance	1968	2,440	$22.20	2.0
Equitable Plaza	Jonathan Anav	1968	10,811	$21.60	3.0
Equitable Plaza	AMI Learning	1968	1,301	$22.20	1.0
Wilshire Financial Tower	Paul Chin	1961	1,911	$21.00	3.0
Wilshire Financial Tower	Jae Soo Kim	1961	1,394	$21.00	4.0
Wilshire Financial Tower	JFE, Inc.	1961	1,056	$21.60	1.0
ADIR International	Sterling Industrial	1975	235	$20.40	1.0
ADIR International	Elizabeth Martinez	1975	938	$16.80	1.0
(1)       Source: Appraisal.
(2)       Based on rent roll dated December 31, 2013.

The appraiser determined market rent to be $27.00 PSF for the space occupied by LA County Superior Court and $22.20 PSF for the remaining space at the 600 Commonwealth Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

600 South Commonwealth Avenue Los Angeles, CA 90005	Collateral Asset Summary – Loan No. 6 600 Commonwealth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,250,000 74.5% 1.55x 10.9%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W PSF
Base Rent(1)	$5,511,842	$5,666,369	$5,825,916	$6,454,039	$20.43
Value of Vacant Space	0	0	0	638,518	2.02
Gross Potential Rent	$5,511,842	$5,666,369	$5,825,916	$7,092,556	$22.45
Total Recoveries	16,686	17,737	70,207	38,755	0.12
Total Other Income	1,690,261	1,734,531	1,755,661	1,011,112	3.20
Less: Vacancy(2)	0	0	0	(638,518)	(2.02)
Effective Gross Income	$7,218,789	$7,418,638	$7,651,784	$7,503,906	$23.75
Total Operating Expenses(3)	4,311,738	4,868,793	5,053,451	3,440,947	10.89
Net Operating Income	$2,907,051	$2,549,845	$2,598,333	$4,062,958	$12.86
TI/LC	0	0	0	223,414	0.71
Capital Expenditures	0	0	0	78,987	0.25
Net Cash Flow	$2,907,051	$2,549,845	$2,598,333	$3,760,557	$11.90

(1)	U/W Base Rent includes $160,079 in contractual step rent through October 2014.
(2)	U/W Vacancy represents 7.8% of gross income.
(3)
U/W Total Operating Expenses for the 600 Commonwealth Property have been underwritten at a level significantly lower than the Total Operating Expenses shown for 2010, 2011 and 2012 due to (a) unusually high administrative and management fees charged by the prior owner/manager of the property (which management has since been replaced) and (b) the prior owner’s classification of capital improvement expenditures as operating expenses incurred for repairs and maintenance.  The U/W Total Operating Expenses underwritten by GACC reflect variable expense levels that are well in excess of the borrower’s budgeted level and between 39.3% and 112.3% greater than the variable expense operating levels of the three comparable sponsor-owned properties in the submarket.

Property Management.    The 600 Commonwealth Property is managed by Jamison Services, Inc., a borrower affiliate.

Lockbox / Cash Management.    The 600 Commonwealth Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender and are then transferred to an account controlled by the borrower until the occurrence of a Trigger Period (as defined below).

A “Trigger Period” will commence upon (i) the occurrence of an event of default, (ii) the DSCR being less than (a) 1.10x prior to December 31, 2015 or (b) 1.15x on or after December 31, 2015, (iii) the incurrence and existence of any approved mezzanine loan or (iv) the occurrence of a Lease Termination Event Period (as defined below). A Trigger Period will end if (a) with respect to clause (i), if the event of default has been cured, (b) with respect to clause (ii)(a), if the DSCR for the trailing 12-month period (as calculated prior to December 31, 2015) is at least 1.15x for two consecutive quarters and with respect to clause (ii)(b), if the DSCR for the trailing 12-month period (as calculated on or after December 31, 2015) is at least 1.20x for two consecutive quarters and (c) with respect to clause (iv), if the Lease Termination Event Period is no longer continuing.

A “Lease Termination Event Period” will (1) commence upon the receipt by the borrower of written notice from the LA County Superior Court, the LA County Department of Health Services or the LA County Department of Mental Health of such tenant’s intent to surrender, cancel or terminate its lease (a “Termination Notice”) if (a) such notice is received after the Rollover Cap (as defined below) has first been achieved and (b) the balance of funds on deposit in the TI/LC reserve when such Termination Notice is received is less than the Rollover Cap and (2) end if the amount on deposit in the TI/LC reserve account is at least equal to the Rollover Cap.

Initial Reserves.    At closing, the borrower deposited (i) $232,534 into a tax reserve account and (ii) $1,500,000 into a TI/LC reserve account for future tenant improvements and leasing commissions.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $58,134, into a tax reserve account and (ii) $6,582 into a replacement reserve account, subject to a cap of $157,975. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

The borrower is required to make monthly deposits of $125,000 into the TI/LC reserve account until the TI/LC account reaches a cap of $3,000,000 (the “Rollover Cap”). If at any time after the Rollover Cap has been reached the TI/LC reserve account drops below the Rollover Cap, the borrower is required to make monthly deposits of $31,419 into the TI/LC reserve account for any time thereafter that

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

600 South Commonwealth Avenue Los Angeles, CA 90005	Collateral Asset Summary – Loan No. 6 600 Commonwealth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,250,000 74.5% 1.55x 10.9%

the TI/LC reserve account balance is less than the Rollover Cap. In the event that the borrower receives a Termination Notice from the LA County Superior Court, the LA County Department of Mental Health or the LA County Department of Health Services prior to the date on which funds on deposit in the TI/LC reserve first equal or exceed the Rollover Cap, the borrower is required to immediately deliver to the lender cash or an acceptable evergreen letter of credit in an amount equal to the shortfall below the Rollover Cap and failure of the borrower to deliver cash or an acceptable evergreen letter of credit for any portion of the shortfall makes the 600 Commonwealth Loan recourse to the sponsor for the outstanding shortfall. There will not be a requirement to deliver cash or post an acceptable evergreen letter of credit if the Rollover Cap has been achieved prior to the time that a Termination Notice is received by the borrower, provided that if the amount in the TI/LC reserve account is less than the Rollover Cap at such time a Lease Termination Event Period will commence and excess cash shall be swept into the TI/LC reserve account until the Rollover Cap is again achieved. In addition, the borrower will not be permitted to reduce the TI/LC reserve account below $1,000,000 until (i) the entirety of the LA County Department of Health Services leased space and the LA County Superior Court leased space has been leased in accordance with the loan agreement, (ii) each lease has a term that expires at least two years beyond the maturity date of the 600 Commonwealth Loan, (iii) each tenant takes occupancy of the entire demised space, (iv) all contingencies under such leases and the commencement of rent payments have been satisfied, (v) all leasing commissions have been paid, (vi) all landlord obligations of an inducement nature have been paid and (vii) any initial period of partial rental abatement has been satisfied.

Purchase Option. The LA County Superior Court has an ongoing right to purchase the 600 Commonwealth Property at any time during its lease term upon 180 days prior notice. The price will be determined pursuant to an appraisal utilizing both the income approach and the cost approach. The appraisal will be engaged by the LA County Superior Court and if the borrower does not agree with the initial valuation, the borrower may engage its own appraiser to use the same methodology and the purchase price will be the average of the two appraisals.  If the purchase price as determined by the average of the two appraisals is not acceptable to both parties a third appraiser will be selected jointly by the LA County Superior Court and the borrower.  If the third appraisal is not acceptable to both parties, the purchase price will be determined to be the average of the three appraisals. In connection with the origination of the 600 Commonwealth Loan, the LA County Superior Court signed an SNDA with the lender that includes a provision that the purchase option will not be affected or diminished by the subordination provision of the SNDA, so long as upon closing of the transfer of the 600 Commonwealth Property pursuant to the exercise of the purchase option, the indebtedness secured by the mortgage has been paid in full. In the event the LA County Superior Court exercises its purchase option during the lockout period, the borrower is required to prepay the 600 Commonwealth Loan with the payment of a prepayment premium equal to the greater of 1% of the 600 Commonwealth Loan amount or yield maintenance. The sponsor will also be responsible for the payment of any shortfall between the purchase price under the LA County Superior Court purchase option and the amount required to fully satisfy the 600 Commonwealth Loan. In the event the LA County Superior Court exercises its purchase option after the lockout period, the borrower will be required to defease the 600 Commonwealth Loan in its entirety.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Mezzanine debt is permitted after securitization of the 600 Commonwealth Loan, provided, among other things per the loan documents, (i) the combined LTV is less than or equal to 74.5%, (ii) the combined DSCR is greater than or equal to 1.30x and (iii) the combined debt yield is not less than 8.6%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

600 South Commonwealth Avenue Los Angeles, CA 90005	Collateral Asset Summary – Loan No. 6 600 Commonwealth	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,250,000 74.5% 1.55x 10.9%

600 Commonwealth
600 South Commonwealth Avenue
Los Angeles, CA 90005
Los Angeles
Glendale
West Hollywood
Vernon
Huntington Park
Universal Studios Theme Park
Universal Studios
Hollywood Knolls
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CARTIFACT
MAP © 2014 CARTIFACT · DATA © BROADMAP

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 and 101 B Sun Avenue Northeast, 7700 Jefferson Street Northeast & 5141 Masthead Street Northeast Albuquerque, NM 87109	Collateral Asset Summary – Loan No. 7 One Sun Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,960,843 67.4% 1.50x 10.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 and 101 B Sun Avenue Northeast, 7700 Jefferson Street Northeast & 5141 Masthead Street Northeast Albuquerque, NM 87109	Collateral Asset Summary – Loan No. 7 One Sun Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,960,843 67.4% 1.50x 10.3%

Mortgage Loan Information				Property Information
Loan Seller:	JLC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Suburban Office
Sponsor:	Gary D. Goodman			Collateral(2):	Fee Simple
Borrower:	Sun Center Partners LLC			Location:	Albuquerque, NM
Original Balance:	$37,000,000			Year Built / Renovated:	1989, 1998, 2000, 2004 / 2006
Cut-off Date Balance:	$36,960,843			Total Sq. Ft.:	262,753
% by Initial UPB:	3.7%			Property Management:	Integrated Property Services Company
Interest Rate:	5.0175%			Underwritten NOI:	$3,824,243
Payment Date:	6th of each month			Underwritten NCF:	$3,579,521
First Payment Date:	February 6, 2014			Appraised Value:	$54,800,000
Maturity Date:	January 6, 2024			Appraisal Date:	November 8, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(25), D(91), O(4)			Most Recent NOI:	$3,813,065 (T-12 October 31, 2013)
Lockbox / Cash Management:	Hard / Springing			2012 NOI:	$3,847,253 (December 31, 2012)
				2011 NOI:	$3,977,994 (December 31, 2011)
Reserves(1)				2010 NOI:	$3,993,073 (December 31, 2010)
	Initial		Monthly
Taxes:	$0		Springing	Historical Occupancy
Insurance:	$78,000		$9,734	Current Occupancy:	98.2% (December 15, 2013)
Replacement:	$0		$4,820	2012 Occupancy:	95.8% (December 31, 2012)
TI/LC:	$0		$5,475	2011 Occupancy:	99.4% (December 31, 2011)
QinetiQ Rollover:	$481,580		$0	2010 Occupancy:	99.4% (December 31, 2010)
Free Rent:	$264,086		$0	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
Outstanding TI/LC:	$472,528		$0	(2)	See “Ground Lease / Tax Abatement” herein.
Special Rollover Reserve:	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$141
Balloon Balance / Sq. Ft.:		$116
Cut-off Date LTV:		67.4%
Balloon LTV:		55.5%
Underwritten NOI DSCR:		1.60x
Underwritten NCF DSCR:		1.50x
Underwritten NOI Debt Yield:		10.3%
Underwritten NCF Debt Yield:		9.7%
Underwritten NOI Debt Yield at Balloon:		12.6%
Underwritten NCF Debt Yield at Balloon:		11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 and 101 B Sun Avenue Northeast, 7700 Jefferson Street Northeast & 5141 Masthead Street Northeast Albuquerque, NM 87109	Collateral Asset Summary – Loan No. 7 One Sun Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,960,843 67.4% 1.50x 10.3%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
U.S. Forest Service(3)	AAA/Aaa/AA+	167,309	63.7%	$23.65	66.0%	1/31/2025
Northrop Grumman	BBB+/Baa2/BBB+	38,239	14.6%	$21.18	13.5%	6/30/2015
QinetiQ North America	NR/NR/NR	25,828	9.8%	$24.30	10.5%	8/31/2014
RGN-Albuquerque III, LLC	NR/NR/NR	10,779	4.1%	$24.50	4.4%	9/1/2024
Integrated Property Services	NR/NR/NR	7,994	3.0%	$21.55	2.9%	4/30/2015
Total Major Tenants		250,149	95.2%	$23.31	97.3%
Remaining Tenants		7,882	3.0%	$20.39	2.7%
Total Occupied Collateral		258,031	98.2%	$23.22	100.0%
Vacant		4,722	1.8%
Total		262,753	100.0%

(1)	Based on rent roll as of December 15, 2013.
(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(3)
In December 2010, the U.S. Forest Service agreed to the early exercise of two separate five-year extension options and the waiver of any termination options under the lease in exchange for a $20,000 per month rent reduction beginning in January 2015 through the lease expiration date.  The One Sun Plaza Loan was underwritten to include an annual $240,000 rent reduction adjustment as if it were currently in effect.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	25,828	9.8%	25,828	9.8%	$24.30	10.5%	10.5%
2015	2	46,233	17.6%	72,061	27.4%	$21.25	16.4%	26.9%
2016	0	0	0.0%	72,061	27.4%	$0.00	0.0%	26.9%
2017	1	1,601	0.6%	73,662	28.0%	$22.00	0.6%	27.5%
2018	1	3,845	1.5%	77,507	29.5%	$19.50	1.3%	28.7%
2019	1	2,436	0.9%	79,943	30.4%	$20.75	0.8%	29.6%
2020	0	0	0.0%	79,943	30.4%	$0.00	0.0%	29.6%
2021	0	0	0.0%	79,943	30.4%	$0.00	0.0%	29.6%
2022	0	0	0.0%	79,943	30.4%	$0.00	0.0%	29.6%
2023	0	0	0.0%	79,943	30.4%	$0.00	0.0%	29.6%
2024	1	10,779	4.1%	90,722	34.5%	$24.50	4.4%	34.0%
Thereafter	1	167,309	63.7%	258,031	98.2%	$23.65	66.0%	100.0%
Vacant	NAP	4,722	1.8%	262,753	100.0%	NAP	NAP
Total / Wtd. Avg.	8	262,753	100.0%			$23.22	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.  The One Sun Plaza loan (the “One Sun Plaza Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a three-building, Class A suburban office complex and adjacent parking lots consisting of 262,753 sq. ft., located in Albuquerque, New Mexico (the “One Sun Plaza Property”) with an original principal balance of $37.0 million.  The One Sun Plaza Loan has a 10-year term and amortizes on a 30-year schedule.  The One Sun Plaza Loan accrues interest at a fixed rate equal to 5.0175% and has a cut-off date balance of approximately $37.0 million.  Loan proceeds were used to retire existing debt of approximately $22.2 million, fund upfront reserves of approximately $1.3 million, pay closing costs of approximately $0.7 million and return approximately $12.8 million of equity to the sponsor.  Based on the appraised value of $54.8 million as of November 8, 2013, the cut-off date LTV is 67.4% with remaining implied equity of approximately $17.8 million.  The most recent prior financing of the One Sun Plaza Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 and 101 B Sun Avenue Northeast, 7700 Jefferson Street Northeast & 5141 Masthead Street Northeast Albuquerque, NM 87109	Collateral Asset Summary – Loan No. 7 One Sun Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,960,843 67.4% 1.50x 10.3%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$37,000,000	100.0%	Loan Payoff	$22,188,413	60.0%
			Reserves	$1,296,193	3.5%
			Closing Costs	$738,404	2.0%
			Return of Equity	$12,776,990	34.5%
Total Sources	$37,000,000	100.0%	Total Uses	$37,000,000	100.0%

The Borrower / Sponsor.  The borrower, Sun Center Partners LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Gary D. Goodman.

Gary D. Goodman is the owner and president of Goodman Realty Group. Mr. Goodman has over 40 years of real estate experience in the development of office, residential, retail and mixed use facilities and has been active in the Albuquerque real estate market since 1970.

The Property.  The One Sun Plaza Property is a Class A office complex comprised of three adjacent buildings totaling 262,753 sq. ft. located on three irregular-shaped parcels totaling 9.54 acres.  The three buildings comprising the One Sun Plaza Property are (i) the Pan America Building totaling 183,655 sq. ft. located at 100 Sun Avenue Northeast; (ii) the San Francisco Building totaling 68,633 sq. ft. located at 101 B Sun Avenue Northeast; and (iii) the Masthead Building totaling 10,465 sq. ft. located at 5141 Masthead Street Northeast.  The One Sun Plaza Property was constructed in phases between 1989 and 2004 and was renovated in 2006.  The Masthead Building was originally constructed in 1989, the San Francisco Building was originally constructed in 1998 and the Pan America Building was originally constructed in 2000.  Additionally, the One Sun Plaza Property contains a five-story parking garage with 503 spaces at the Pan America Building, an open parking lot on the north side of the One Sun Plaza Property at 7700 Jefferson Street with approximately 313 spaces (such open parking lot, the “Release Parcel”) and 70 spaces in an open lot behind the San Francisco Building.  The Release Parcel (which was not considered in the One Sun Plaza Loan underwriting or included by the appraiser in the valuation of the One Sun Plaza Property) may be released from the lien of the mortgage as described below under “Partial Release”.  The San Francisco Building and Pan America Building contain full, unfinished basements.  As of December 15, 2013, the One Sun Plaza Property is 98.2% leased to eight tenants with 63.7% of net rentable area leased to the U.S. Forest Service (“USFS”) through January 2025 with no termination options.

Environmental Matters.  The Phase I environmental reports dated November 13, 2013 recommended no further action at the One Sun Plaza Property.

Major Tenants.

U.S. Forest Service (167,309 sq. ft., 63.7% of NRA, 66.0% of U/W Base Rent) The mission of USFS is to oversee the management of the nation’s forests. The USFS recently consolidated its human resources, information technology and financial management services from Washington, DC and other offices into the Southwest regional office in New Mexico. This has resulted in approximately 300,000-400,000 sq. ft. of new space requirements for the USFS in the Albuquerque market. The budget, finance and all acquisition functions of the USFS are headquartered at the One Sun Plaza Property. The USFS has been at the One Sun Plaza Property since 2005 and currently occupies approximately 63.7% of the net rentable area.

In December 2010, the USFS extended its lease through 2025 and waived the right to any termination options under the original lease.

The USFS has three distinct operations at the One Sun Plaza Property, the Budget & Finance division, Acquisitions Management office and the Chief Information Office.  Each division acts as a separate tenant whereby an employee of one division may not access the space of another division (due to the high security requirements of the USFS).

Northrop Grumman (38,239 sq. ft., 14.6% of NRA, 13.5% of U/W Base Rent) Northrop Grumman is an American global aerospace and defense technology company. It is one of the largest defense contractor’s in the world with a global workforce of approximately 75,000. Northrop Grumman currently has approximately 200 employees at this location that form the Information and Technical Services division of its Mission Systems operation along with its communications division for the Kirtland Air Force Base (“Kirtland”).

QinetiQ North America (25,828 sq. ft., 9.8% of NRA, 10.5% of U/W Base Rent) QinetiQ North America is a wholly owned subsidiary of the UK based QinetiQ. Based in Reston, Virginia, QinetiQ North America maintains a presence in nearly every state and provides

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 and 101 B Sun Avenue Northeast, 7700 Jefferson Street Northeast & 5141 Masthead Street Northeast Albuquerque, NM 87109	Collateral Asset Summary – Loan No. 7 One Sun Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,960,843 67.4% 1.50x 10.3%

software development, systems engineering, and IT support to the aerospace industry, civilian agencies, homeland security and the intelligence community. Like Northrop Grumman, QinetiQ North America also has had a long term relationship with Kirtland.

The Market.  The One Sun Plaza Property is located within the Albuquerque core based statistical area (“CBSA”) which consists of the Bernalillo, Sandoval, Torrance and Valencia counties. The One Sun Plaza Property is located in the North I-25 Corridor submarket. The Albuquerque International Airport is approximately 10.8 miles to the south, and the Albuquerque central business district is approximately 6.2 miles to the south.

Albuquerque has many large public institutions such as University of New Mexico, Sandia National Laboratories, Kirtland and the National Guard Headquarters. Many of the federal jobs in the area relate to the military, with three Air Force bases located in the metro area. Kirtland, located approximately 12 miles south of the One Sun Plaza Property, is the sixth largest Air Force installation worldwide and occupies approximately 52,000 acres and employs more than 20,000 people. Two of the tenants at the One Sun Plaza Property, Northrop Grumman and QinetiQ North America, have long term contracts with federal military installations and weapon systems with operations at Kirtland.  In addition to military bases, major sources of employment include the University of New Mexico, Sandia National Labs, the New Mexico Veterans Affairs Healthcare Systems, the USFS, Intel and Verizon Wireless. Per the appraiser, Albuquerque is consistently ranked as one of Forbes’ Best Cities for Business.

As of Q3 2013, the overall Albuquerque Class A office sector consisted of approximately 4.3 million sq. ft. in 27 buildings with a reported vacancy rate of 14.7%. The overall Albuquerque office market vacancy rate was 10.8% at the end of Q3 2013.  The One Sun Plaza Property is located in the North I-25 Corridor Class A office submarket which contains approximately 802,000 sq. ft. in eight buildings with a reported vacancy rate of 6.3% as of Q3 2013.  Average Class A asking rent in the North I-25 Corridor submarket was $21.67 PSF in Q3 2013. The overall North I-25 Corridor office submarket contains approximately 7.6 million sq. ft. in 411 buildings with a reported vacancy rate of 8.9% as of Q3 2013.

The appraiser identified eight comparable office leases, which are presented in the subsequent chart.  The appraiser determined market vacancy and market rent for the One Sun Plaza Property to be 5.0% and $21.00 PSF, respectively.

Lease Comparables(1)
Property	Tenant	Location	Class	Year Built	Lease Area (Sq. Ft.)	Base Rent (PSF)	Lease Term (yrs)
One Sun Plaza Property(2)	Various	Albuquerque, NM	A	1989, 1998, 2000, 2004	262,753	$23.22	NAP
4000 Masthead Street NE	U.S. Dept. of Forestry	Albuquerque, NM	B	2011	98,720	$24.75	15.0
4041 Jefferson Plaza NE	U.S. Army Corps Engineers	Albuquerque, NM	B	1995	53,612	$22.00	10.0
4411 25th Way	Blue Cross Blue Shield	Albuquerque, NM	A	1995	84,724	$20.00	7.0
201 3rd Street NW	U.S. Alcohol, Tobacco & Firearms	Albuquerque, NM	A	1990	9,252	$24.00	10.0
111 Lomas Boulevard NW	Federal Public Defender	Albuquerque, NM	B	1983	102,000	$16.95	10.0
2920 Yale Boulevard SE	U.S. Customs	Albuquerque, NM	B	2005	12,081	$18.75	10.0
10500 Copper NE	ITT Exelis	Albuquerque, NM	B	2008	20,962	$18.85	10.0
1720 Randolph Road SE	ACS	Albuquerque, NM	B	1982	20,000	$17.20	3.0
(1)	Source: Appraisal.
(2)	Based on rent roll dated December 15, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 and 101 B Sun Avenue Northeast, 7700 Jefferson Street Northeast & 5141 Masthead Street Northeast Albuquerque, NM 87109	Collateral Asset Summary – Loan No. 7 One Sun Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,960,843 67.4% 1.50x 10.3%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 10/31/2013	U/W	U/W PSF
Base Rent(1)	$5,360,437	$5,202,190	$5,329,786	$5,990,814	$22.80
Step Rent(2)	0	0	0	78,938	0.30
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$5,360,437	$5,202,190	$5,329,786	$6,069,752	$23.10
Total Recoveries	298,605	301,892	159,100	315,678	1.20
Total Other Income	239,191	213,826	209,019	79,338	0.30
USFS Rent Adjustment(3)	0	0	0	(240,000)	(0.91)
Less: Vacancy(4)	0	0	0	(238,777)	(0.91)
Effective Gross Income	$5,898,233	$5,717,908	$5,697,905	$5,985,990	$22.78
Total Operating Expenses	1,920,239	1,870,655	1,884,840	2,161,748	8.23
Net Operating Income	$3,977,994	$3,847,253	$3,813,065	$3,824,243	$14.55
TI/LC	0	0	0	192,171	0.73
Capital Expenditures	0	0	0	52,551	0.20
Net Cash Flow	$3,977,994	$3,847,253	$3,813,065	$3,579,521	$13.62
Average Annual Rent PSF(5)	$20.40	$19.80	$20.28	$22.80
(1)	U/W Base Rent includes $282,725 in contractual steps rent for USFS through January 2015.
(2)	U/W Step Rent represents the net present value of the 10.0% contractual rent steps for USFS that will occur in January 2020, based on a 6.0% discount rate.
(3)
In December 2010, the U.S. Forest Service agreed to the early exercise of two separate five-year extension options and the waiver of any termination options under the lease in exchange for a $20,000 per month rent reduction beginning in January 2015 through the lease expiration date.  The One Sun Plaza Loan was underwritten to include an annual $240,000 rent reduction adjustment as if it were currently in effect.

(4)	U/W Vacancy represents 3.7% of gross income.
(5)	Average Annual Rent PSF was $20.09 PSF in 2010.

Property Management.    The One Sun Plaza Property is managed by Integrated Property Services Company, an affiliate of the borrower.

Lockbox / Cash Management.    The One Sun Plaza Loan is structured with a hard lockbox and springing cash management. The One Sun Plaza Loan requires all rents and other payments to be deposited directly into a clearing account controlled by lender and are then transferred on a daily basis to an account controlled by the borrower until the occurrence of a Cash Management Period (as defined below).  Upon a Cash Management Period, excess cash flow is deposited to a lender controlled cash collateral account.

A “Cash Management Period” will occur upon (i) an event of default, (ii) the occurrence of a Lease Sweep Trigger Event (as defined below) or (iii) the failure of the borrower to maintain a DSCR of 1.10x.

A “Lease Sweep Trigger Event” will occur (i) (a) 12 months prior to the stated expiration (including any renewal term) of a “Major Lease” (defined as any lease equal to or greater than 65,000 sq. ft. and the USFS lease), (b) six months prior to the expiration of the QinetiQ North America or Northrop Grumman leases (except with respect to the initial term of the QinetiQ North America lease, which lender has reserved for the potential rollover in August 2014) or (c) 24 months prior to the expiration of the USFS lease, unless the term of the USFS lease has been extended for at least five years beyond the stated maturity date of the One Sun Plaza Loan and, giving effect to such extension the DSCR is equal to or greater than 1.35x, (ii) on the date  by which a “Major Tenant” (defined as any tenant under a Major Lease) is required to give notice of its exercise of a renewal and such renewal has not been exercised, (iii) upon the early termination or early cancellation of a Major Lease of at least 75% of its demised space at the One Sun Plaza Property, (iv) if a Major Tenant has ceased operating its business, or has provided notice that it intends to cease operating its business, in at least 75% of its demised space at the One Sun Plaza Property for a period of at least 60 days, (v) if a Major Lease defaults under its lease beyond any applicable notice and cure period, or (vi) upon a bankruptcy or insolvency proceeding of a Major Tenant.  The cash sweep with respect to clause (i)(b) of the definition of Lease Sweep Trigger Event is subject to a cap of $20.00 PSF for the QinetiQ North America lease and $735,000 for the Northrop Grumman lease, provided that, if the Northrop Grumman space is partially re-tenanted, the cap on the remaining space is $20.00 PSF.  The cash sweep with respect to clause (i)(c) of the definition of Lease Sweep Trigger Event is subject to a cap of $3,000,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 and 101 B Sun Avenue Northeast, 7700 Jefferson Street Northeast & 5141 Masthead Street Northeast Albuquerque, NM 87109	Collateral Asset Summary – Loan No. 7 One Sun Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,960,843 67.4% 1.50x 10.3%

On January 6, 2023 and on December 6, 2023, the borrower is required to deposit cash or provide an acceptable letter of credit in an amount equal to the USFS Deposit Amount (defined below) unless the USFS lease has been extended for at least five years beyond the One Sun Plaza Loan stated maturity date and, after giving effect to such extension the DSCR is at least equal to 1.35x.

“USFS Deposit Amount” means the difference, if positive, between the Projected Amount (as defined below) and $3,000,000; provided that in connection with the USFS Deposit Amount required to be paid in December 2023, the amount will be reduced by the USFS Deposit Amount paid in January 2023.

“Projected Amount” means the amount of available cash that would be deposited into the special rollover reserve account, assuming a Lease Sweep Trigger Event has occurred and is continuing for the next 24 months (in connection with the USFS Deposit Amount required to be paid in January 2023) or twelve months (in connection with the USFS Deposit Amount required to be paid in December 2023).

Notwithstanding the foregoing, at any time that the borrower is required to provide the USFS Deposit Amount, the required cap of $3,000,000, described above under the definition of Lease Sweep Trigger Event related to the USFS Lease, will be reduced by any amount provided by the borrower in cash or a letter of credit related to the USFS Deposit Amount.  In addition, notwithstanding the foregoing, if a portion of the USFS space is re-tenanted pursuant to a lease approved by lender for a term that extends at least five years beyond the stated maturity date of the One Sun Plaza Loan and with a tenant acceptable to lender in its sole discretion, the USFS Deposit Amount will be reduced by $18.00 PSF of space demised under such replacement lease, provided that all leasing commissions and tenant improvement costs have been paid in full for such space.

Initial Reserves.  At closing, the borrower deposited (i) $78,000 into an insurance reserve, (ii) $264,086 into a free rent reserve for the RGN-Albuquerque III, LLC lease, (iii) $472,528 into a reserve for outstanding tenant improvements and leasing commissions owed to two tenants and (iv) $481,580 into a TI/LC reserve for approved QinetiQ North America leasing costs.

Ongoing Reserves.  On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual insurance premiums, which currently equates to $9,734 into an insurance reserve account, (ii) $4,820 into a replacement reserve account and (iii) $5,475 into a TI/LC reserve account, subject to a cap of $500,000. The borrower is not required to deposit reserves on account of real estate taxes until the earlier to occur of (i) the termination or expiration of the Ground Lease (as defined below) or (ii) at such time as property taxes are assessed against all or part of the One Sun Plaza Property.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

Partial Release.  On any business day, the One Sun Plaza Loan permits the release of the Release Parcel provided certain conditions are satisfied, including (i) (x) borrower delivers to lender a pledge agreement evidencing the pledge to lender of 100% of the equity interests in the owner of the Release Parcel, or (y) borrower pays to lender a release price to be reasonably determined by lender (based on the appraised value of the Release Parcel), or (z) after giving effect to such release, the DSCR for the remaining portion of the One Sun Plaza Property is no less than 1.70x, (ii) borrower certifies that the remaining portion of the One Sun Plaza Property complies with all zoning laws and other legal requirements (including parking requirements) and (iii) compliance with the REMIC requirements.

Ground Lease / Tax Abatement.  In connection with the development of the One Sun Plaza Property, the borrower transferred the fee interest in the One Sun Plaza Property (other than the Release Parcel) to the City of Albuquerque, New Mexico (the “City”) and the City issued to an affiliate of the borrower an industrial revenue bond (the “Bond”) and leased the One Sun Plaza Property back to the borrower pursuant to a ground lease (the “Ground Lease”) that expires in June 2017.  There are no rental payments due under the Ground Lease and the Bond payments due from the City have been reduced to $1.00. For so long as the Ground Lease is in place, the One Sun Plaza Property is not subject to real estate taxes. Lender has standard notice and cure rights under the Ground Lease so that it can maintain the tax benefit in the event of a default or early termination of the Ground Lease. Upon expiration of the Ground Lease, the borrower is required to purchase the fee interest from the City for $1.00 (plus any related costs and expenses).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100 and 101 B Sun Avenue Northeast, 7700 Jefferson Street Northeast & 5141 Masthead Street Northeast Albuquerque, NM 87109	Collateral Asset Summary – Loan No. 7 One Sun Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,960,843 67.4% 1.50x 10.3%

MAP © 2014 CARTIFACT · DATA © BROADMAP
CARTIFACT
One Sun Plaza
100 and 101 B Sun Avenue NE;
7700 Jefferson Street NE &
5141 Masthead Street NE
Albuquerque, NM 87109
Corrales
Los Ranchos
De Albuquerque
Albuquerque
DOWNTOWN
ALBUQUERQUE
Chamisa Hills
Country Club
Presbyterian Rust
Medical Center
Lovelace
Westside Hospital
Desert Greens
Golf Course
Petroglyph
National
Monument
Southwestern
Indian Polytechnic
W MEADOWLARK LN
Rio Grande River
PAN AMERICAN HIGHWAY
Sandia
Golf Club
Balloon
Fiesta Park
4TH ST NW
2ND ST NW
ALAMEDA BLVD NE
PASEO DEL NORTE BLVD NW
PASEO DEL NORTE BLVD NE
North Domingo
Baca Park
La Cueva
Town Center
Vista Del North
Shopping Center
Vista Sandia
Equestrian Park
SAN ANTONIO DR NE
Del North
Center
Tanoan
Country Club
OSUNA RD NW
Genestown Plaza
Shopping Center
AMTRAK - SOUTHWEST CHEIF
Far North
Shopping Center
ACADEMY RD NE
Cliff's
Amusement
Park
Arroyo Del Oso
Golf Course
CORRS BLVD NW
MONTANO RD NW
MONTGOMERY BLVD NE
RIO GRANDE BLVD NW
2ND ST NW
4TH ST NW
CARLISLE BLVD NE
SAN MATEO BLVD NE
LOUISIANA BLVD NE
WYOMING BLVD NE
EUBANK BLVD NE
JUAN TABO BLVD NE
TRAMWAY BLVD NE
CANDELARIA RD NW
CANDELARIA RD NE
MENAUL BLVD NW
MENAUL BLVD NE
Coronado
Center
Albuquerque
Country Club
University School
of Medicine
LOMAS BLVD NE
University Of
New Mexico
Presbyterian
Hospital
CENTRAL AVE SE
LEAD AVE SE
COAL AVE SE
Central New Mexico
Community College
University Of New
Mexico Stadium
BRIDGE BLVD SE
Puerto Del Sol
Golf Course
GIBSON BLVD SE
KIRTLAND
AIR FORCE BASE
ALBUQUERQUE
INTERNATIONAL
AIRPORT
Championship
Golf Course
At Unm
85
25
40
528
448
423
556
47
314
10
COLORADO
ARIZONA
NEW MEXICO
TEXAS
Carson
National
Forest
Santa Fe
Gallup
Albuquerque
Belen
Socorro
Gila National
Forest
Lincoln
National
Forest
Las Cruces
El Paso

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kingsport, TN Church Hill, TN	Collateral Asset Summary – Loan No. 8 Kingsport Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,660,711 70.3% 1.80x 11.1%

Allandale Falls Apartments

Brandy Mill Apartments

Cross Creek Apartments

The Landings at Silver Lake

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kingsport, TN Church Hill, TN	Collateral Asset Summary – Loan No. 8 Kingsport Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,660,711 70.3% 1.80x 11.1%

Mortgage Loan Information				Property Information
Loan Seller:	Natixis			Single Asset / Portfolio:	Portfolio of four properties
Loan Purpose:	Acquisition			Property Type:	Garden Multifamily
Sponsor:	Richard A. Fishman; Susann A.			Collateral:	Fee Simple
	Fishman; The Fishman Family Trust			Location:	Kingsport, TN & Church Hill, TN
Borrower:	Kingsport 925 LLC			Year Built / Renovated:	Various / NAP
Original Balance:	$32,700,000			Total Units:	925
Cut-off Date Balance:	$32,660,711			Property Management:	RAM Partners, LLC
% by Initial UPB:	3.2%			Underwritten NOI:	$3,640,356
Interest Rate:	4.1023%			Underwritten NCF:	$3,354,441
Payment Date:	5th of each month			Appraised Value:	$46,475,000
First Payment Date:	February 5, 2014			Appraisal Date:	October 25, 2013
Maturity Date:	January 5, 2019
Amortization(1):	360 months			Historical NOI
Additional Debt(2):	$3,000,000 Mezzanine Loan			Most Recent NOI:	$3,265,814 (T-12 September 30, 2013)
Call Protection:	L(25), D(32), O(3)			2012 NOI:	$2,584,939 (December 31, 2012)
Lockbox / Cash Management:	Soft / In Place			2011 NOI:	NAV
				2010 NOI:	NAV
Reserves(3)
	Initial	Monthly		Historical Occupancy
Taxes:	$223,439	$40,437		Current Occupancy:	95.0% (September 30, 2013)
Insurance:	$17,473	$17,473		2012 Occupancy:	81.8% (December 31, 2012)
Replacement:	$0	$23,826		2011 Occupancy:	87.6% (December 31, 2011)
Required Repairs:	$140,663	NAP		2010 Occupancy:	87.8% (December 31, 2010)

(1)   The Kingsport Portfolio Loan is structured with a planned amortization schedule. See Annex I of the Free Writing Prospectus.
(2)   For additional information on the mezzanine loan see “Current Mezzanine or Subordinate Indebtedness” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.

Financial Information
Mortgage Loan			Total Debt
Cut-off Date Balance / Unit:		$35,309	$38,552
Balloon Balance / Unit:		$32,327	$35,570
Cut-off Date LTV:		70.3%	76.7%
Balloon LTV:		64.3%	70.8%
Underwritten NOI DSCR:		1.95x	1.61x
Underwritten NCF DSCR:		1.80x	1.48x
Underwritten NOI Debt Yield:		11.1%	10.2%
Underwritten NCF Debt Yield:		10.3%	9.4%
Underwritten NOI Debt Yield at Balloon:		12.2%	11.1%
Underwritten NCF Debt Yield at Balloon:		11.2%	10.2%

Property Summary
Property Name	Location	Units	Year Built	Allocated Cut-off Date Balance	Appraised Value	Occupancy(1)
Allandale Falls Apartments Property	Kingsport, TN	369	1974	$12,917,127	$15,950,000	96.7%
Cross Creek Apartments Property	Kingsport, TN	280	1985	$9,783,225	$15,200,000	91.4%
Brandy Mill Apartments Property	Kingsport, TN	144	1985	$5,286,756	$9,550,000	96.5%
The Landings at Silver Lake Property	Church Hill, TN	132	1986	$4,673,602	$5,775,000	96.2%
Total / Wtd. Avg.		925		$32,660,711	$46,475,000	95.0%
(1)	Based on a rent roll dated September 30, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kingsport, TN Church Hill, TN	Collateral Asset Summary – Loan No. 8 Kingsport Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,660,711 70.3% 1.80x 11.1%

Unit Mix Summary – Allendale Falls Apartments(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	112	30.4%	109	97.3%	725	$523	$0.72
2 Bed / 1.5 Bath	71	19.2%	67	94.4%	950	$600	$0.63
2 Bed / 1 Bath (Stackable W/D)	40	10.8%	38	95.0%	950	$640	$0.67
2 Bed / 1 Bath (Full W/D)	17	4.6%	16	94.1%	950	$627	$0.66
3 Bed / 1 Bath	1	0.3%	1	100.0%	950	$714	$0.75
3 Bed / 2 Bath (1st Floor)	64	17.3%	62	96.9%	1,025	$723	$0.71
3 Bed / 2 Bath (2nd Floor)	64	17.3%	64	100.0%	1,025	$713	$0.70
Total / Wtd. Avg.	369	100.0%	357	96.7%	908	$623	$0.69
(1)	Based on a rent roll dated September 30, 2013.

Unit Mix Summary – Cross Creek Apartments(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	100	35.7%	85	85.0%	750	$671	$0.89
2 Bed / 2 Bath	180	64.3%	171	95.0%	985	$764	$0.78
Total / Wtd. Avg.	280	100.0%	256	91.4%	901	$731	$0.81
(1)	Based on a rent roll dated September 30, 2013.

Unit Mix Summary – Brandy Mill Apartments(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	36	25.0%	35	97.2%	750	$730	$0.97
2 Bed / 2 Bath	96	66.7%	92	95.8%	1,000	$828	$0.83
3 Bed / 2 Bath	12	8.3%	12	100.0%	1,200	$942	$0.79
Total / Wtd. Avg.	144	100.0%	139	96.5%	954	$813	$0.85
(1)	Based on a rent roll dated September 30, 2013.

Unit Mix Summary – The Landings at Silver Lake(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	52	39.4%	50	96.2%	680	$548	$0.81
2 Bed / 1.5 Bath	62	47.0%	59	95.2%	1,000	$650	$0.65
2 Bed / 2 Bath	2	1.5%	2	100.0%	1,000	$677	$0.68
3 Bed / 2 Bath	16	12.1%	16	100.0%	1,230	$789	$0.64
Total / Wtd. Avg.	132	100.0%	127	96.2%	902	$627	$0.71
(1)	Based on a rent roll dated September 30, 2013.

The Loan.    The Kingsport Portfolio loan (the “Kingsport Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 369-unit garden multifamily property located at 1000 University Boulevard (the “Allendale Falls Apartments Property”), a 280-unit garden multifamily property located at 2601 John B. Dennis Highway (the “Cross Creek Apartments Property”), a 144-unit garden multifamily property located at 2416 East Stone Drive (the “Brandy Mill Apartments Property”), each in Kingsport, Tennessee, and a 132-unit garden multifamily property located at 230 Silver Lake Road (the “The Landings at Silver Lake Property”) in Church Hill, Tennessee (together, the “Kingsport Portfolio Properties”) with an original principal balance of $32.7 million. At closing, a third party provided a $3.0 million mezzanine loan subordinate to the Kingsport Portfolio Loan. The Kingsport Portfolio Loan has a cut-off date balance of approximately $32.7 million ($35,309 per unit), a five-year term and amortizes on a fixed schedule. The Kingsport Portfolio Loan accrues interest at a fixed rate equal to 4.1023%.  The $3.0 million mezzanine loan is coterminous with the Kingsport Portfolio Loan and is interest only for its entire term. The amortization schedule for the Kingsport Portfolio Loan is set forth in Annex I of the Free Writing Prospectus. Loan proceeds together with the additional $3.0 million mezzanine loan and an equity contribution from Richard A. Fishman, Susann A. Fishman and The Fishman Family Trust (the “Sponsors”) of approximately $6.9 million were used to partially finance the acquisition of the Kingsport Portfolio Properties for approximately $42.0 million, pay closing costs and fund upfront reserves. Based on the appraised value of approximately $46.5 million as of October 25, 2013, the cut-off date LTV ratio is 70.3%. The most recent prior financing of the Kingsport Portfolio Properties was not included in a previous securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kingsport, TN Church Hill, TN	Collateral Asset Summary – Loan No. 8 Kingsport Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,660,711 70.3% 1.80x 11.1%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$32,700,000	76.7%	Purchase Price	$42,001,250	98.5%
Mezzanine Loan Amount	$3,000,000	7.0%	Reserves	$381,575	0.9%
Sponsor Equity	$6,922,603	16.2%	Closing Costs	$239,778	0.6%
Total Sources	$42,622,603	100.0%	Total Uses	$42,622,603	100.0%

The Borrower / Sponsor.    The borrower, Kingsport 925 LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are Richard A. Fishman, Susann A. Fishman and The Fishman Family Trust.

Mr. Fishman is a founding member of The ValCap Group, LLC as well as an investor in over 3,000 apartment units in complexes throughout Nevada, Iowa, Texas, Arizona and Mississippi. Mr. Fishman is responsible for acquisitions, business strategy, financing, and market strategy regarding the portfolio. Mr. Fishman graduated in 1979 from the University of Pennsylvania and earned both a master’s and bachelor’s degree concurrently. After working with a nonprofit developer of apartments, Mr. Fishman worked for the City of Philadelphia as a grants coordinator and then as Head of Planning for the Office of Housing and Community Development. Mr. Fishman left the government and began a 20-year career in real estate financing with his own firm, RAF Mortgage. This firm funded several thousand loans for homes, apartments, and commercial properties. In 1995, Mr. Fishman began buying income investment properties in the San Francisco Bay Area and then throughout the country. Mr. Fishman focuses solely on multifamily investments. Mr. Fishman is currently identifying new investment opportunities in multifamily properties throughout the country.

The Properties.    The Kingsport Portfolio Properties consist of four garden-style apartment complexes consisting of a total of 925 units. Three of the properties are located in Kingsport, Tennessee and one property is located in Church Hill, Tennessee.

The Allandale Falls Apartments Property is a 369-unit, multifamily garden-style complex comprised of 23 two-story residential buildings, situated off of US Route 11W and accessed by University Boulevard. Built in 1974, the Allandale Falls Apartments Property was 96.7% occupied as of September 30, 2013. Amenities at the Allandale Falls Apartments Property include a leasing office with a two-story clubhouse, resident activities, business center, cafe bar with free hotspot Wi-Fi, billiards room, a 24-hour fitness center, resort style pool, lighted sports court, playground, BBQ/picnic area, a laundry facility, and three dog parks. Units feature central air, ceiling fans, patio/balcony, walk-in closets, and washer/dryers in selected units. Parking is provided via 634 surface parking spaces, providing a parking ratio of 1.7 parking spaces per unit.

The Cross Creek Apartments Property is a 280-unit, multifamily garden-style complex comprised of 25 three-story residential buildings, situated off of US Route 11W and accessed by John B. Dennis Highway. Built in 1985, the Cross Creek Apartments Property was 91.4% occupied as of September 30, 2013. Amenities at the Cross Creek Apartments Property include a three-story clubhouse which includes a two sided wood burning fireplace with a two-story stone chimney, leasing offices, cyber café, hotspot Wi-Fi, a 24-hour fitness room, tanning bed, a community lounge room, a kitchen, a billiards room, a maintenance shop, and restrooms. The Cross Creek Apartments Property is additionally improved with an outdoor swimming pool and hot tub, a playground, and two sports courts. Units feature large closets, balcony/patio with sliding door, dishwashers, and microwaves. Select units feature washers and dryers and wood burning fireplaces. Parking is provided via 424 surface parking spaces, providing a parking ratio of 1.5 parking spaces per unit.

The Brandy Mill Apartments Property is a 144-unit, multifamily garden-style complex comprised of 15 two-story residential buildings, situated with direct access to and frontage on US Route 11W. The Brandy Mill Apartments Property is located minutes from major employers Eastman Chemical Company and Indian Path Medical Center. Built in 1985, the Brandy Mill Apartments Property was 96.5% occupied as of September 30, 2013. Amenities at the Brandy Mill Apartments Property include a single-story clubhouse/leasing office, resident activities, business center, cafe bar with free hotspot Wi-Fi, 24-hour fitness center, pool, tennis court, playground, BBQ/picnic area and a laundry facility. Units feature walk-in closets, dishwashers, garbage disposals, washer/dryer connections, breakfast bars, a patio with sliding doors, exterior patio storage, and wood burning fireplaces in select units. Parking is provided via 261 surface parking spaces, providing a parking ratio of 1.8 parking spaces per unit.

The Landings at Silver Lake Property is a 132-unit, multifamily garden-style complex comprised of eight two- and three-story residential buildings, situated off of US Route 11W and accessed by Silver Lake Road. Built in 1986, The Landings at Silver Lake Property was 96.2% occupied as of September 30, 2013. Amenities at The Landings at Silver Lake Property include a single-story clubhouse which includes a kitchen area, a laundry room, a community lounge area, a maintenance room, restrooms and leasing offices. The Landings at Silver Lake Property is additionally improved with an outdoor swimming pool, a BBQ/picnic area, and lighted sports court. Silver Lake is located on the west side of the clubhouse. The lake is stocked with large fish for residents to catch and release. A fishing dock is situated at the east side of the lake and is accessed by a concrete walkway at the back of the clubhouse. Units feature large closets, balcony/patio with sliding door, dishwashers, and a kitchen pantry. Select units include washers and dryers and exterior storage. Parking is provided via 270 surface parking spaces, providing a parking ratio of 2.0 parking spaces per unit.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kingsport, TN Church Hill, TN	Collateral Asset Summary – Loan No. 8 Kingsport Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,660,711 70.3% 1.80x 11.1%

Environmental Matters.    The Phase I environmental reports dated November 2013 revealed no evidence of recognized environmental conditions at the Cross Creek Apartments Property, The Brandy Mill Apartments Property and The Landings at Silver Lake Property. The Phase I environmental report for the Allandale Falls Apartments Property dated November 6, 2013 recommended the development and implementation of an asbestos operation and maintenance plan and a lead based paint operation and maintenance plan at the Allandale Falls Apartments Property, which is currently in place.

The Market.     Three of the Kingsport Portfolio Properties are located in Kingsport, Tennessee and one is located in Church Hill, Tennessee, both approximately 10 miles from the Kingsport CBD. According to the US Census Bureau, the estimated 2012 population of Kingsport was 51,051, an increase of approximately 14% over the 2000 census, and the median annual household income averaged $41,111 for the 2008-2012 period.  Kingsport serves as the headquarters of Eastman Chemical Company, a Fortune 500 company that has 7,000 employees in the area.  The company recently announced plans to hire an additional 300 workers and invest $1.6 billion in its Kingsport facility. The area is known for its outdoor recreation, and is the home of many parks, including Bays Mountain Park, a 3,500-acre nature preserve. Kingsport is also the location of Warriors’ Path State Park, the most visited state park in Tennessee. The picturesque and activity-rich area contributed to Kingsport being named a Top Ten Retirement Town in 2012 by TopRetirements.com. Major retailers have recently made a significant commitment to the area. The Falls, a 1.5 million sq. ft. shopping destination built on 140 acres, is underway in Bristol, Virginia. The Falls is expected to open in three phases. Outdoor recreation merchandise retailer Cabela’s served as a catalyst for the development, opening its first Virginia location at The Falls with an 85,000 sq. ft., $25 million store. A week after Cabela’s made its announcement, competitor BassPro Shops announced its plans to open more than 100,000 sq. ft. of retail space that would anchor The Pinnacle, a 250-acre retail development in Bristol, Tennessee. BassPro Shops is on track to open in 2014. The Pinnacle is targeted to be the premier shopping venue in the region, serving Northeast Tennessee, Southwest Virginia, and Southeastern Kentucky. The plans call for over 1.3 million sq. ft. of retail, restaurant, hotel, and medical office space. Officials in Bristol, Tennessee expect the project to generate 2,600 construction jobs and approximately 2,000 permanent jobs once the project is fully operational.

The Kingsport Portfolio Properties are located within the Tri-Cities combined statistical area (“CSA”) in the northeastern region of Tennessee. The Tri-Cities region encompasses the northeastern corner of Tennessee and Southwest Virginia. The region includes the cities of Kingsport, Johnson City, and Bristol, Tennessee, as well as Bristol, Virginia, located adjacent to Bristol, Tennessee, across the state line, which together comprises a CSA that totals over 805,000 residents. Bristol is called the “Twin City” due to its location on the Tennessee-Virginia state line. The state line runs right down the middle of the main street, named “State Street.” The area is home to a diverse array of businesses and industry, and is the regional hub for education, healthcare, retail, and economic activity. As of the second quarter of 2013, the vacancy rate for the Tri-Cities apartment market was 6.5% and the monthly rents were $621 per unit.

Competitive Set(1)
Name	Allandale Falls Apartments Property	Cross Creek Apartments Property	Brandy Mill Apartments Property	The Landings at Silver Lake Property	Bradley Hills	Country Gardens	Country Shores
Distance from Subject	NAP	NAP	NAP	NAP	0.1 miles	4.7 miles	10.9 mile
Year Built	1974	1985	1985	1986	1992	1969	1985
Occupancy	96.7%(2)	91.4%(2)	96.5%(2)	96.2%(2)	95%	94%	90%
No. of Units	369	280	144	132	88	80	138
Avg. Unit Size (Sq. Ft.)	908	901	954	902	1,313	1,051	868
Avg. Rent / Unit	$623(2)	$731(2)	$813(2)	$627(2)	$681	$655	$626
(1)	Source: Appraisal.
(2)	Based on a rent roll dated September 30, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kingsport, TN Church Hill, TN	Collateral Asset Summary – Loan No. 8 Kingsport Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,660,711 70.3% 1.80x 11.1%

Cash Flow Analysis.

Cash Flow Analysis
	2012	T-12 9/30/2013	U/W	U/W per Unit
Gross Potential Rent	$7,267,921	$7,470,125	$7,612,956	$8,230
Total Other Income	368,642	398,013	398,013	430
Less: Concessions	(269,434)	(480,118)	(489,321)	(529)
Less: Vacancy(1)	(1,339,121)	(790,447)	(518,546)	(561)
Less: Credit Loss	(47,319)	(51,461)	(52,163)	(56)
Effective Gross Income	$5,980,689	$6,546,112	$6,950,939	$7,515
Total Operating Expenses	3,395,750	3,280,298	3,310,583	3,579
Net Operating Income	$2,584,939	$3,265,814	$3,640,356	$3,936
Capital Expenditures	0	0	285,915	309
Net Cash Flow	$2,584,939	$3,265,814	$3,354,441	$3,626

(1)	U/W Vacancy represents 6.9% of gross income.

Property Management.    The Kingsport Portfolio Properties are managed by RAM Partners, LLC, a third-party manager, pursuant to a management agreement.

Lockbox / Cash Management.    The Kingsport Portfolio Loan is structured with a soft lockbox and in place cash management. The Kingsport Portfolio Loan requires all rents to be transmitted into a clearing account under the control of the borrower. The borrower and the manager are required to deposit all rents received into the clearing account within two business days of receipt.

All funds in the clearing account are required to be swept on a daily basis into a lender controlled deposit account, where the funds are required to be disbursed in accordance with the Kingsport Portfolio Loan documents.

Additionally, all excess cash will be swept into a lender controlled account following the occurrence of a Cash Sweep Period (as defined below).

A “Cash Sweep Period” will commence upon lender giving written notice to borrower and clearing bank of the occurrence of any of the following: (i) an event of default or (ii) the failure by the borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.20x; and will end upon lender giving notice to the borrower and the clearing bank that the Cash Sweep Period has ended, which notice lender will only be required to give if (1) the Kingsport Portfolio Loan and all other obligations under the loan documents have been repaid in full or (2) there has been a full defeasance of the Kingsport Portfolio Loan or (3) for six consecutive months since the commencement of the existing Cash Sweep Period (A) no event of default has occurred, (B) no other event that would trigger another Cash Sweep Period has occurred and (C) the DSCR is at least equal to 1.25x.

Initial Reserves.    At closing, the borrower deposited (i) $223,439 into a tax reserve account, (ii) $17,473 into an insurance reserve account and (iii) $140,663 into a reserve for required repairs.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $40,437, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $17,473, into an insurance reserve account and (iii) $23,826 into a capital expenditure account.

Current Mezzanine or Subordinate Indebtedness.    A $3.0 million mezzanine loan was funded at closing by Terra Capital Partners. The mezzanine loan is coterminous with the Kingsport Portfolio Loan, accrues interest at a rate of 13.0000% and is interest only for the term of the mezzanine loan.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Kingsport, TN Church Hill, TN	Collateral Asset Summary – Loan No. 8 Kingsport Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,660,711 70.3% 1.80x 11.1%

CARTIFACT
Weber City
Holston View Cemetery
VIRGINIA
W CARTERS VALLEY RD
APPLE ORCHARD RD
WADLOW GAP HWY
BLOOMINGDALE RD
Kingsport Speedway
Oak Hill Cemetery
Hunter Wright Baseball Stadium
Kingsport
Mt Carmel
Allandale Market Place
W STONE DR
NETHERLAND INN RD
Kingsport Pavilion Shopping Center
Indian Path Medical Center
Holston Valley Medical Center
Stone East Plaza Shopping Center
KINGSPORT ARMY NATIONAL GUARD
Church Hill
LEE HWY
HOLSTON ARMY AMMUNITION PLANT
Silver Lake Golf Course
Kingsport Town Center
Eastman Chemical Company
Bays Mountain Park
Meadow View Golf Course
JAMES H QUILLEN PKWY
TENNESSEE
Rock Springs Community Park
Charleston
Lexington
KY
WV
VA
London
Beckley
Wytheville
Knoxville
Greensboro
Raleigh
TN
NC
Asheville
Chattanooga
Charlotte
Fayetteville
Greenville
GA
SC
Florence
Columbia
Atlanta

KINGSPORT PORTFOLIO

1	Allandale Falls Apartments	1000 University Boulevard	Kingsport, TN 37660
2	Brandy Mill Apartments	2416 East Stone Drive	Kingsport, TN 37660
3	Cross Creek Apartments	2601 John B. Dennis Highway	Kingsport, TN 37660
4	The Landings at Silver Lake	230 Silver Lake Road	Church Hill, TN 37642

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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430 Market Street Winchester, VA 22603	Collateral Asset Summary – Loan No. 9 Winchester FEMA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,388,301 66.8% 1.38x 9.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

430 Market Street Winchester, VA 22603	Collateral Asset Summary – Loan No. 9 Winchester FEMA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,388,301 66.8% 1.38x 9.1%

Mortgage Loan Information				Property Information
Loan Seller:	Natixis			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Suburban Office
Sponsor:	Cowperwood Company, Inc.			Collateral:	Fee Simple
Borrower:	Cowperwood FEMA, LLC			Location:	Winchester, VA
Original Balance:	$29,450,000			Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$29,388,301			Total Sq. Ft.:	162,094
% by Initial UPB:	2.9%			Property Management:	Cowperwood Company, Inc.
Interest Rate:	5.0700%			Underwritten NOI:	$2,686,408
Payment Date:	5th of each month			Underwritten NCF:	$2,644,264
First Payment Date:	January 5, 2014			Appraised Value:	$44,000,000
Maturity Date:	December 5, 2023			Appraisal Date:	October 2, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection(1):	L(26), D(91), O(3)			2012 NOI:	$2,763,675 (December 31, 2012)
Lockbox / Cash Management:	Hard / Springing			2011 NOI:	$2,772,044 (December 31, 2011)
				2010 NOI:	$2,616,014 (December 31, 2010)
Reserves(2)
	Initial		Monthly	Historical Occupancy
Taxes:	$17,389		$17,389	Current Occupancy:	100.0% (February 5, 2014)
Insurance:	$16,161		$2,020	2012 Occupancy:	100.0% (December 31, 2012)
Replacement:	$0		$3,546	2011 Occupancy:	100.0% (December 31, 2011)
TI/LC:	$0		Springing	2010 Occupancy:	100.0% (December 31, 2010)
Required Repairs:	$31,250		NAP	(1)	Partial release and substitution are permitted. See “Partial Release and Substitution” herein.
O&M Reserve:	$1,000		$0
				(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
Financial Information
Cut-off Date Balance / Sq. Ft.:		$181
Balloon Balance / Sq. Ft.:		$150
Cut-off Date LTV:		66.8%
Balloon LTV:		55.1%
Underwritten NOI DSCR:		1.40x
Underwritten NCF DSCR:		1.38x
Underwritten NOI Debt Yield:		9.1%
Underwritten NCF Debt Yield:		9.0%
Underwritten NOI Debt Yield at Balloon:		11.1%
Underwritten NCF Debt Yield at Balloon:		10.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

430 Market Street Winchester, VA 22603	Collateral Asset Summary – Loan No. 9 Winchester FEMA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,388,301 66.8% 1.38x 9.1%

Tenant Summary(1)
Tenant	Ratings (Fitch/Moody’s/S&P)(2)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(3)	% of Total U/W Base Rent(3)	Lease Expiration
GSA - FEMA (Office)	AAA/Aaa/AA+	130,922	80.8%	$16.22	80.8%	4/1/2023
GSA - FEMA (Industrial)	AAA/Aaa/AA+	31,172	19.2%	$16.22	19.2%	4/1/2023
Total / Wtd. Avg.		162,094	100.0%	$16.22	100.0%
(1)	Based on rent roll as of February 5, 2014.
(2)	The tenant’s lease is backed by the full faith and credit of the United States government. The credit rating listed reflects the credit rating of the United States government.
(3)
If the tenant should cease operations at a portion of the Winchester FEMA Property at any time during the lease term, the full obligation of the lease will remain in effect for the duration of the lease term, however the base rental rate will be reduced for the portion of the Winchester FEMA Property that is vacated for the remainder of the lease term.  The terms of the lease provides that such rent reduction is based on the costs of operating expenses not required to maintain such vacant space. The lease does not contain a non-appropriations clause. The lease contains two five-year renewal options which the tenant can exercise upon 360 days written notice.  The renewal rent is fixed based on $3,133,441 for the initial space and $165,706 for the occupied expansion space of 5,714 sq. ft. and annual cost of services of $865,508 not including future accrued escalations.  The second renewal option rent is $3,460,715 with expansion rent of $191,419 and annual cost of services of $865,508. Pursuant to a supplemental lease agreement, the tenant has a one-time right to terminate the occupied expansion space totaling 5,714 sq. ft. on April 2, 2018 subject to 180 days notice.  In addition, the tenant can terminate the lease at any time during extension term upon 30 days written notice. The lease is structured on a modified gross basis whereby the tenant reimburses real estate taxes over base year, fixed operating costs with annual CPI increases, and overtime service usage.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	1	162,094	100.0%	162,094	100.0%	$16.22	100.0%	100.0%
Thereafter	0	0	0.0%	162,094	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	162,094	100.0%	NAP	NAP
Total / Wtd. Avg.	1	162,094	100.0%			$16.22	100.0%

The Loan.    The Winchester FEMA loan (the “Winchester FEMA Loan”) is a $29.45 million ($182 PSF) fixed rate loan secured by the borrower’s fee simple interest in a 162,094 sq. ft. office property, including approximately 31,172 sq. ft. of industrial space, located at 430 Market Street in Winchester, Virginia (the “Winchester FEMA Property” or the “Property”). The Winchester FEMA Loan has a cut-off date balance of approximately $29.4 million ($181 PSF), a 10-year term and amortizes on a 30-year schedule. The Winchester FEMA Loan accrues interest at a fixed rate equal to 5.0700%. Based on the appraised value of $44.0 million as of October 2, 2013, the cut-off date LTV is 66.8%. Loan proceeds were used to refinance existing debt of approximately $27.3 million, fund upfront reserves totaling $65,799, pay closing costs of approximately $1.9 million and return $167,531 of equity to the sponsor. The most recent prior financing of the Winchester FEMA Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$29,450,000	100.0%	Loan Payoff	$27,307,330	92.7%
			Closing Costs	$1,909,340	6.5%
			Reserves	$65,799	0.2%
			Return of Equity	$167,531	0.6%
Total Sources	$29,450,000	100.0%	Total Uses	$29,450,000	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

430 Market Street Winchester, VA 22603	Collateral Asset Summary – Loan No. 9 Winchester FEMA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,388,301 66.8% 1.38x 9.1%

The Borrower / Sponsor.    The borrower, Cowperwood FEMA, LLC, is a single purpose Virginia limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure.  The nonrecourse carve-out guarantors are John C. Harvey and Edward J. Sussi, jointly and severally. John C. Harvey is the founder, President, and Chief Executive Officer of the Cowperwood Company, Inc. (“Cowperwood”). Edward J. Sussi is the Executive Vice President and Chief Operating Officer at Cowperwood and is the General Partner in all real estate partnerships in which Cowperwood has an interest.

Cowperwood is a national commercial real estate development company, providing a full range of in-house services including architectural design, project management, construction administration and property management. Since 1975, when the company was founded, Cowperwood has specialized in the development and management of Class A office buildings and laboratory facilities for both the public and private sector.  Together with its construction partners, Cowperwood has constructed over 2.6 million sq. ft. of Class A office building projects using a design-build team approach.  Clients include the US General Services Administration, Con Edison of New York, Lockheed-Martin, Texaco, Science Applications International Corporation (SAIC), Bechtel National, Inc., Battelle Memorial Institute, Parsons Infrastructure and ClientLogic Corporation. Over the last several years Cowperwood has developed real estate projects in Texas, New Mexico, Tennessee, Virginia and Washington.

Cowperwood currently manages in excess of 2.0 million sq. ft. of general office, associated laboratory and high-security space for US General Services Administration and private sector research and engineering companies.  For these projects, Cowperwood has obtained over $500.0 million dollars in construction and permanent financing from various construction lenders and investment bankers.

The Property.    The Winchester FEMA Property is comprised of a four-story office building containing approximately 130,922 net sq. ft., an adjoining one-story flex property including approximately 31,172 sq. ft. of industrial space, security guard booths at the primary site entrance with gate override controls and a paved open surface parking lot with 734 parking spaces. Additionally there is a grass overflow parking lot for a total parking ratio of 4.29 spaces per 1,000 sq. ft. The Winchester FEMA Property is located in Winchester, Virginia approximately 75 miles from Washington, DC. The Winchester FEMA Property was built to suit in 2008 for the Federal Emergency Management Agency (“FEMA”) and serves as a primary FEMA Disaster Operations Center. The Winchester FEMA Property is LEED Certified and features a raised–floor for telecommunications, data, electrical cable management and high quality displacement air delivery throughout.  The mission-critical facility is designed to meet ISC Criteria Level IV Security and Blast requirements and was built to the highest structural standards and specifications. The Winchester FEMA Property features an anti-progressive collapse structure, lobby security detection systems, full-building Under-Floor Air Distribution (UFAD), full-building access flooring data and power distribution, a 24-hour HVAC system that is fully independent of house HVAC and services certain essential and mission critical spaces, an independent, emergency electrical power system on generator serving mission critical spaces, security systems and secure data communication systems, extensive perimeter electronic security surveillance, and lighting and access control systems. The Winchester FEMA Property also features a third floor landscaped outdoor terrace accessible from the break area, an outdoor amphitheater and a roof garden. The industrial space features 26-foot ceiling heights and three loading docks allowing the Winchester FEMA Property to act as a logistical distribution center. The GSA has invested a total of approximately $5.2 million into the Property, including $668,645 since the Property was constructed.

Environmental Matters.    The Phase I environmental report dated November 4, 2013 recommended no further action at the Winchester FEMA Property.

Major Tenants.    The Winchester FEMA Property is fully leased to the US General Services Administration (“GSA”), on behalf of FEMA, under a 15 year lease originally from April 2, 2008 to April 1, 2023.  The GSA is a division of the federal government and its lease is secured by the full faith and credit of the United States of America.  Additionally, the lease includes two five-year extension options with fixed rent and recovery amounts and is not subject to any government non-appropriation clauses. FEMA uses the Winchester FEMA Property as one of the three nationwide FEMA National Processing Service Centers (“NPSC”).  The other two are located in Hyattsville, Maryland and Denton, Texas. The Winchester FEMA Property is the largest of the three, and is only second to the FEMA headquarters at Federal Center Plaza in Washington, DC in terms of FEMA-buildings square footage and employees on location.  The Winchester FEMA Property consolidated FEMA’s operations from several locations throughout the  area  and  acts  as  a  back-up  to  the  agency’s  national  headquarters  in  Washington, DC. The new operational headquarters is also the first LEED-certified building in Frederick County. NPSC facilities serve as coordination centers during federally declared disasters, of which there are an average of about 50 per year, such as hurricanes, tornadoes, wild fires, blizzards, floods, etc.  Accordingly, the centers are home to various critical action teams within FEMA which are experts in managing and responding to federally declared disasters, both natural and man-made. NPSC facilities also serve as logistical centers overseeing the National Coordination Team acting as the liaison to coordinate with FEMA regional staff and state and local agencies on disaster assistance and oversees the National Emergency Management Information System (“NEMIS”). A call center located at the Winchester-NPSC is the customer interface of FEMA and is responsible for Disaster Assistance Registration which involves process and managing the status of disaster relief applications. Finally, the NPSC also houses an IT support division responsible for updating and training NPSC staff on new and improved ways to organize, prepare, and deliver information.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

430 Market Street Winchester, VA 22603	Collateral Asset Summary – Loan No. 9 Winchester FEMA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,388,301 66.8% 1.38x 9.1%

The Market.    The Winchester FEMA Property is located at the terminus of Market Street, just west of Martinsburg Pike in the city of Winchester, Frederick County, Virginia in the Winchester metropolitan statistical area (“MSA”), which includes: Frederick County and the independent city of Winchester in the state of Virginia and Hampshire County in the state of West Virginia. Major employers within the Winchester MSA are currently: Valley Health Systems, Rubbermaid Inc., Shenandoah University, Wal-Mart Stores Inc., BB&T, Timber Ridge Camping Reservation, Home Depot USA Inc., Navy Federal Credit Union, Martin’s Food Market and Trex Co. Inc.

Kraft Foods announced plans to invest $25 million at the end of 2012 to increase production capacity in Winchester, following a $40 million investment in 2010. Kraft Foods originally constructed their Winchester plant in 1991 to produce their Capri Sun juice drink and their newest investment will add the ability to produce its mylar bags onsite.

According to the appraisal, the estimated 2012 population and median household income of the Winchester MSA were 131,744 and $51,404, respectively. The Winchester FEMA Property is in close proximity to Interstate-81, which runs north-south from Harrisburg, Pennsylvania to Knoxville, Tennessee, and Interstate-66, which runs east-west from Middletown, Virginia to Washington, DC. Winchester Regional Airport is located approximately three miles southeast of Winchester and the Dulles International Airport is located 40 minutes away from Winchester. According to the appraisal, while the Winchester FEMA Property is located in the Winchester MSA, the area is part of the Washington, DC office market. The Winchester FEMA Property is located within in Winchester City submarket in the Washington, DC MSA office market. As of the second quarter of 2013, the Winchester City submarket office vacancy rate was 8.9% compared to 13.9% for the Washington, DC MSA office market. During the second quarter of 2013, the Winchester City submarket had an average asking rental rate of $17.20 PSF for office space. Based on an analysis of competitive rental properties, the appraiser concluded an annual market rental rate for the Winchester FEMA Property of $22.00 PSF on a modified gross basis. The Winchester FEMA Property has a portion that is considered flex space. According to the appraisal, the Washington, DC MSA has 64.8 million sq. ft. of flex space, as of the second quarter of 2013. Of this space, 8.9 million sq. ft. was vacant, indicating a vacancy rate of 13.7%.

The following table presents certain information relating to comparable office properties for the Winchester FEMA Property:

Competitive Set(1)
Name	Winchester FEMA Property (Subject)	Plaza East 1	Loudoun Gateway IV	One Global View	Commonwealth Centre Phase I Bldg II	Missing Ridge 2
Distance from Subject	NAP	58.0 miles	50.2 miles	53.3 miles	57.8 miles	58.2 miles
Property Type	Office	Office	Office	Office	Office	Office
Year Built	2008	2007	2001	2007	2009	2007
Total Occupancy	100.0%(2)	100.0%	95.0%	75.0%	79.9%	100.0%
Stories	4	5	4	9	5	5
Size (Sq. Ft.)	162,094	123,426	102,518	99,650	159,500	156,040
Largest Tenant	GSA - FEMA	NJVC	MC Dean	EADS North America	GSA - FBI	GSA - FBI
(1)	Source: Appraisal.
(2)	Based on a rent roll as of February 5, 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

430 Market Street Winchester, VA 22603	Collateral Asset Summary – Loan No. 9 Winchester FEMA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,388,301 66.8% 1.38x 9.1%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W PSF
Base Rent	$2,498,889	$2,629,573	$2,629,573	$2,629,573	$16.22
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$2,498,889	$2,629,573	$2,629,573	$2,629,573	$16.22
Total Recoveries	1,338,289	1,421,480	1,401,553	1,428,429	8.81
Total Other Income	30,323	11,879	8,262	8,262	0.05
Less: Vacancy(1)	0	0	0	(121,988)	(0.75)
Effective Gross Income	$3,867,500	$4,062,931	$4,039,388	$3,944,276	$24.33
Total Operating Expenses	1,251,485	1,290,887	1,275,713	1,257,868	7.76
Net Operating Income	$2,616,014	$2,772,044	$2,763,675	$2,686,408	$16.57
TI/LC	0	0	0	0	0.00
Capital Expenditures	0	0	0	42,144	0.26
Net Cash Flow	$2,616,014	$2,772,044	$2,763,675	$2,644,264	$16.31

(1)	U/W Vacancy represents 3.0% of gross income.

Property Management.    The Winchester FEMA Property is currently managed by Cowperwood Company, Inc., a Texas corporation and borrower affiliate.

Lockbox / Cash Management.    The Winchester FEMA Loan is structured with a hard lockbox and springing cash management. The Winchester FEMA Loan requires all rents to be transmitted directly by non-residential tenants of the Winchester FEMA Property into a clearing account.  Following the commencement of any Cash Management Period (as detailed below), funds deposited into the clearing account are required to be swept daily by the clearing bank into a lender controlled deposit account, where the funds are required to be disbursed in accordance with the loan agreement. Upon a Cash Management Period, excess cash flow is deposited to a cash collateral account.

A “Cash Management Period” will commence upon lender giving notice to borrower and clearing bank of the occurrence of any of the following: (i) an event of default, (ii) the failure by borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.10x or (iii) the occurrence of a Tenant Trigger Event (as detailed below); and will end upon lender giving notice to borrower and the clearing bank that the Cash Management Period has ended, which notice lender is only required to give if (1) the Winchester FEMA Loan and all other obligations under the loan documents have been repaid in full, or (2) there has been a full defeasance of the Winchester FEMA Loan or (3) for six consecutive months since the commencement of the existing Cash Management Period (A) no event of default has occurred, (B) no event that would trigger another Cash Management Period has occurred and (C) the DSCR is at least equal to 1.15x or (4) in the case of clause (iii) above, a Tenant Trigger Cure Event (as detailed below) has occurred.

A “Tenant Trigger Event” means either (A) the earlier of (i) the date that is 18 months prior to the termination of the GSA lease and (ii) the date on which the tenant under the GSA lease must exercise its lease renewal option or (B) a monetary or material non-monetary default under the GSA lease.

A “Tenant Trigger Cure Event” means (i) in the case of a Tenant Trigger Event caused pursuant to clause (A) of such definition either (a) GSA renews its lease in accordance with the provisions of this agreement with an additional term not less than 10 years or (b) replacement tenants execute replacement leases for all of the space demised under the GSA lease or (ii) in the case of clause (B) of such definition either (a) GSA cures its default or (b) replacement tenants execute replacement leases for the space demised under the GSA Lease and provide acceptable tenant estoppels.

Initial Reserves.    At closing, the borrower deposited (i) $17,389 into a tax reserve account, (ii) $16,161 into an insurance reserve account, (iii) $31,250 for required repairs and (iv) $1,000 in the O&M reserve fund.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $17,389, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $2,020, into an insurance reserve account and (iii) $3,546 into a capital expenditure account. All excess cash will be deposited into the rollover reserve account during a Cash Management Period caused solely by a Tenant Trigger Event.

Current Mezzanine or Subordinate Indebtedness.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

430 Market Street Winchester, VA 22603	Collateral Asset Summary – Loan No. 9 Winchester FEMA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,388,301 66.8% 1.38x 9.1%

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release and Substitution.    The borrower has disclosed that it is in discussions with the GSA concerning an expansion of the building currently occupied by FEMA. Such expansion is contemplated to be constructed and leased pursuant to a new GSA lease and to be located on that portion of the Winchester FEMA Property currently utilized for overflow parking (the “FEMA Release Parcel”).

The Winchester FEMA Loan documents provide that the borrower will not be permitted to obtain a release of the FEMA Release Parcel unless, among other things, the LTV for the remaining property does not exceed the lesser of the LTV immediately preceding such release and 66.9%. The FEMA Release Parcel must be replaced by the designated replacement parcel identified in the Winchester FEMA Loan documents, which will provide replacement overflow parking in lieu of the parking located at the FEMA Release Parcel.

In addition, the Winchester FEMA Property includes a parcel containing a small residence. The borrower is required to release the parcel containing the residence when the owner of the adjacent land obtains a zoning variance permitting the adjacent land to include the residential parcel.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

430 Market Street Winchester, VA 22603	Collateral Asset Summary – Loan No. 9 Winchester FEMA	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,388,301 66.8% 1.38x 9.1%

CARTIFACT
Winchester FEMA
430 Market Street
Winchester, VA 22603
Winchester
Frederick County VA Fairground
Rutherford Crossing
Stonewall Plaza
Kraft Foods
Northside Station Shopping Center
Winchester Medical Center
Stonewall Jackson's HQ
Museum of the Shenandoah Valley
Winchester Gateway
Mt Hebron Cemetery
Abrams Crossing Center at Meadow Branch
Shenandoah University
Apple Blossom Mall
Ward Plaza Shopping Center
Winchester Station
Winchester Regional Airport
Shenandoah Memorial Park
Rock Harbor Golf Course
Friendship Park
Jim Barnett Park
Overlook Park
Winchester Country Club
Clearbrook Park
Hopewell Rd
Hiatt Rd
Brucetown Rd
Martinsburg Pike
Apple Pie Ridge Rd
N Frederick Pike
Indian Hollow Rd
Poorhouse Rd
Old Charles Town Rd
Jordan Springs Rd
Fox Dr
Northwestern Pike
Amherst St
National Ave
Fort Collier Rd
Berryville Pike
Merrimans Ln
Greenwood Rd
Senseny Rd
W Jubal Early Dr
Hillwood Pike
Valley Ave
Valley Pike
Front Royal Pike
Papermill Rd
Middle Rd
S Braddock St
N Braddock St
S Cameron St
N Cameron St
S Pleasant Valley Rd
81
522
739
11
37
50
7
622
628
Pennsylvania
Maryland
West Virginia
Virginia
Hagerstown
Frederick
Baltimore
Washington, DC
Leesburg
Gaithersburg
Annapolis
Strasburg
Woodstock
Warrenton
Waldorf
Culpeper
Fredericksburg
70
68
95
270
66

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1811-1855 Centinela Avenue, 3211 Olympic Boulevard and 3212-3232 Nebraska Avenue Santa Monica, CA 90404	Collateral Asset Summary – Loan No. 10 Media Park Santa Monica	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,625,000 75.0% 1.40x 11.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1811-1855 Centinela Avenue, 3211 Olympic Boulevard and 3212-3232 Nebraska Avenue Santa Monica, CA 90404	Collateral Asset Summary – Loan No. 10 Media Park Santa Monica	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,625,000 75.0% 1.40x 11.7%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Suburban Office
Sponsor:	Scott R. McCarter; Bryan Levy			Collateral:	Leasehold
Borrower:	Redwood Nebraska, L.P.			Location:	Santa Monica, CA
Original Balance:	$27,625,000			Year Built / Renovated:	1978 / NAP
Cut-off Date Balance:	$27,625,000			Total Sq. Ft.:	99,204
% by Initial UPB:	2.7%			Property Management:	Redwood Property Services, Inc.
Interest Rate(1):	4.9900%			Underwritten NOI:	$3,232,134
Payment Date:	6th of each month			Underwritten NCF:	$3,056,189
First Payment Date:	March 6, 2014			Appraised Value:	$36,850,000
Anticipated Repayment Date(1):	February 6, 2024			Appraisal Date:	July 29, 2013
Maturity Date:	January 6, 2031
Amortization:	240 months			Historical NOI
Additional Debt:	None			Most Recent NOI:	$3,075,094 (T-12 September 30, 2013)
Call Protection:	L(24), D(92), O(4)			2012 NOI:	$2,934,192 (December 31, 2012)
Lockbox / Cash Management:	Springing Hard / Springing			2011 NOI:	$2,440,444 (December 31, 2011)
				2010 NOI:	$2,918,715 (December 31, 2010)
Reserves(2)
	Initial		Monthly	Historical Occupancy
Taxes:	$112,401		$22,886	Current Occupancy:	95.1% (January 1, 2014)
Insurance:	$18,911		$2,101	2012 Occupancy:	95.4% (December 31, 2012)
Replacement:	$0		$2,554	2011 Occupancy:	92.3% (December 31, 2011)
TI/LC:	$0		$8,267	2010 Occupancy:	95.0% (December 31, 2010)
Free Rent:	$174,829		$0
(1)   If the Media Park Santa Monica Loan is not repaid in full by the Anticipated Repayment Date, the interest rate will increase to the greater of (i) 8.4900% and (ii) the 10-year swap yield as of the Anticipated Repayment Date plus 5.6100%.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Balloon LTV and Debt Yield at Balloon calculations are as of the Anticipated Repayment Date.

Suite 1847/1855:	$200,000		$0
Ground Rent:	$10,758		Springing
Lease Sweep:	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$278
Balloon Balance / Sq. Ft.:		$175
Cut-off Date LTV:		75.0%
Balloon LTV(3):		47.2%
Underwritten NOI DSCR:		1.48x
Underwritten NCF DSCR:		1.40x
Underwritten NOI Debt Yield:		11.7%
Underwritten NCF Debt Yield:		11.1%
Underwritten NOI Debt Yield at Balloon(3):		18.6%
Underwritten NCF Debt Yield at Balloon(3):		17.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1811-1855 Centinela Avenue, 3211 Olympic Boulevard and 3212-3232 Nebraska Avenue Santa Monica, CA 90404	Collateral Asset Summary – Loan No. 10 Media Park Santa Monica	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,625,000 75.0% 1.40x 11.7%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Sapient Corporation(2)	NR/NR/NR	18,152	18.3%	$41.00	23.9%	5/31/2021	(2)(3)
EPS – Cineworks(4)	NR/NR/NR	16,035	16.2%	$28.06	14.4%	1/31/2020
HBA International	NR/NR/NR	14,335	14.5%	$29.72	13.7%	5/31/2019	(5)
NT Audio	NR/NR/NR	11,453	11.5%	$32.78	12.0%	4/30/2015
ARC Entertainment	NR/NR/NR	6,480	6.5%	$27.54	5.7%	10/31/2014	(6)
Total Major Tenants		66,455	67.0%	$32.72	69.7%
Non-Major Tenants		27,914	28.1%	$33.86	30.3%
Total Major Tenants		94,369	95.1%	$33.06	100.0%
Vacant		4,835	4.9%
Total Collateral		99,204	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
Sapient Corporation leases one suite totaling 3,791 sq. ft. on a month-to-month basis and two suites totaling 14,361 sq. ft. with leases expiring in May 2021. At closing, $200,000 was reserved for tenant improvements and leasing costs in the event Sapient Corporation vacates the month-to-month space.

(3)
With respect to the 14,361 sq. ft., Sapient Corporation has free rent for the months of June 2014, June 2015, June 2016 and June 2018. Rent for June 2014 and June 2015 was reserved at closing. Additionally, Sapient Corporation has the right to terminate its lease with respect to 14,361 sq. ft. in June 2018 with eight months prior notice and payment of a termination fee equal to the unamortized costs of improvements, leasing commissions, any remaining free rent and three months’ rent plus any additional rent charges occurring in June 2018. Sapient Corporation has one five-year renewal option with 180 days prior notice at the greater of fair market rent or base rent.

(4)
EPS – Cineworks leases an additional 5,478 sq. ft. space doing business as Electric Pictures, also with a lease expiration in January 2020. Both EPS – Cineworks and Electric Pictures have an early termination option in January 2018 with 180 days prior notice and payment of a termination fee equal to four months’ rent.

(5)	HBA International has free rent for the months of June 2014, June 2015 and June 2016. Rent for June 2014 and June 2015 was reserved at closing. HBA International has no early termination options.
(6)	ARC Entertainment has no early termination options and has one five-year renewal option with nine months prior notice at fair market rent.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	5,748	5.8%	5,748	5.8%	$39.28	7.2%	7.2%
2014	2	11,792	11.9%	17,540	17.7%	$30.00	11.3%	18.6%
2015	1	11,453	11.5%	28,993	29.2%	$32.78	12.0%	30.6%
2016	3	10,983	11.1%	39,976	40.3%	$35.36	12.4%	43.1%
2017	2	4,184	4.2%	44,160	44.5%	$32.68	4.4%	47.4%
2018	0	0	0.0%	44,160	44.5%	$0.00	0.0%	47.4%
2019	2	14,335	14.5%	58,495	59.0%	$29.72	13.7%	61.1%
2020	2	21,513	21.7%	80,008	80.6%	$29.56	20.4%	81.5%
2021	2	14,361	14.5%	94,369	95.1%	$40.20	18.5%	100.0%
2022	0	0	0.0%	94,369	95.1%	$0.00	0.0%	100.0%
2023	0	0	0.0%	94,369	95.1%	$0.00	0.0%	100.0%
2024	0	0	0.0%	94,369	95.1%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	94,369	95.1%	$0.00	0.0%	100.0%
Vacant	NAP	4,835	4.9%	99,204	100.0%	NAP	NAP
Total / Wtd. Avg.	16	99,204	100.0%			$33.06	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1811-1855 Centinela Avenue, 3211 Olympic Boulevard and 3212-3232 Nebraska Avenue Santa Monica, CA 90404	Collateral Asset Summary – Loan No. 10 Media Park Santa Monica	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,625,000 75.0% 1.40x 11.7%

The Loan.   The Media Park Santa Monica loan (the “Media Park Santa Monica Loan”) is a fixed rate loan secured by the borrower’s leasehold interest in a 99,204 sq. ft. suburban office complex located in Santa Monica, California, with an original principal balance of $27.625 million (the “Media Park Santa Monica Property”). The Media Park Santa Monica Loan has an anticipated repayment date of February 6, 2024 (the “Anticipated Repayment Date”) and a stated maturity date of January 6, 2031.  Prior to the Anticipated Repayment Date, interest on the Media Park Santa Monica Loan will accrue at a fixed rate of 4.9900% per annum and amortizes on a 20-year schedule. From and after the Anticipated Repayment Date, interest will accrue at an increased rate equal to the greater of (a) 8.4900% and (b) the 10-year swap yield as of the Anticipated Repayment Date plus 5.6100%. Loan proceeds were used to repay previous debt of approximately $24.6 million, fund upfront reserves of approximately $0.5 million, pay closing costs of approximately $0.1 million and return approximately $2.4 million of equity to the sponsors. Based on the appraised value of $36.85 million as of July 29, 2013, the cut-off date LTV ratio is 75.0%. The most recent prior financing of Media Park Santa Monica Property was included in the JPMCC 2006-LDP7 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$27,625,000	100.0%	Loan Payoff	$24,603,744	89.1%
			Reserves	$516,899	1.9%
			Closing Costs	$125,278	0.5%
			Return of Equity	$2,379,079	8.6%
Total Sources	$27,625,000	100.0%	Total Uses	$27,625,000	100.0%

The Borrower / Sponsor.    The borrower, Redwood Nebraska, L.P. is a single purpose California limited partnership structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are Scott R. McCarter and Bryan Levy, on a joint and several basis.

Scott R. McCarter is a co-founding principal of Redwood Partners, Inc. (“Redwood”) and directs the firm’s investment and asset management activities.  From 2001 through 2006, Scott R. McCarter led the Los Angeles, Inland Empire and Texas real estate investment efforts of BlackRock Realty. During this time Mr. McCarter acquired assets and structured joint venture transactions valued in excess of $2.6 billion on behalf of major corporate and public pension funds.  Prior to this, Mr. McCarter was with GE Capital Investment Advisors.

Bryan Levy is a co-founding principal of Redwood and directs the firm’s accounting, financing and investor activities. Prior to Redwood, Bryan Levy was with Drever Partners, Inc. from 1989 through 1997. He served as the company’s chief financial officer from 1994 until late 1997, and was responsible for all accounting, tax and financial matters concerning the company and the investment properties it owned and operated. Bryan Levy was also an active member of the executive team responsible for investment and asset management strategies for its 18,000 apartment units and helped with the company’s $670 million merger with the REIT, Walden Residential Properties.

Redwood is an owner and operator of investment real estate, focused on acquiring properties in in-fill submarkets.  Through various investment entities, Redwood controls a portfolio of approximately $350.0 million in assets. The portfolio consists of apartment, office and retail assets located in the Los Angeles Metro area. Redwood’s wholly owned subsidiary, Redwood Property Services, Inc., provides institutional-level property management services to the entire Redwood portfolio.

The Property.    The Media Park Santa Monica Property consists of three one- and two-story Class B office buildings totaling 99,204 sq. ft. located in Santa Monica, California just north of Olympic Boulevard and less than a mile from the Santa Monica Freeway (Interstate 10). The Media Park Santa Monica Property was built in 1978 and as of January 1, 2014 is 95.1% leased by 13 tenants, having averaged 94.5% occupancy since 2010.  The sponsors acquired the Media Park Santa Monica Property in 2006 and have invested over $2.56 million in capital projects for tenant improvements, parking lot improvements, landscaping and HVAC.  The Media Park Santa Monica Property has 320 parking spaces for a parking ratio of 3.2 spaces per 1,000 sq. ft.

The Media Park Santa Monica Property is encumbered by a 65-year ground lease with the collateral consisting of the leasehold interest.  Title to the underlying land is currently vested in the name of JT PS Media Land, L.P. who acquired title to the fee interest in the land in November 2012 for $18,600,000.  The ground lease commenced April 1, 1976 and runs through March 31, 2041 with no extension options.  The current annual ground rent payment is $129,094, which amount increases every ten years beginning in April 2016. The rent increase during the term of the Media Park Santa Monica Loan is based on a CPI calculation with a cap of $145,231.

Environmental Matters.    The Phase I environmental report dated August 13, 2013 did not identify the presence of a recognized environmental condition at the Media Park Santa Monica Property but did recommend the development and implementation of an asbestos operation and maintenance plan, which is already in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1811-1855 Centinela Avenue, 3211 Olympic Boulevard and 3212-3232 Nebraska Avenue Santa Monica, CA 90404	Collateral Asset Summary – Loan No. 10 Media Park Santa Monica	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,625,000 75.0% 1.40x 11.7%

Tenants.

Sapient Corporation (18,152 sq. ft., 18.3% of NRA, 23.9% of U/W Base Rent). Sapient Corporation (“Sapient”) (NASDAQ: SAPE), is a consulting company that provides business, marketing, and technology services to clients to enable them to leverage marketing and technology to transform their businesses in the United States and internationally. Sapient was founded in 1990 and is headquartered in Boston, Massachusetts. As of January 2014, the market capitalization was in excess of $2.4 billion and enterprise value was over $2.1 billion.  Sapient has approximately 25 offices worldwide and in June 2013 relocated to the Media Park Santa Monica Property from the Water Gardens, Santa Monica office after 15 years of occupancy.  Sapient occupies two suites totaling 14,361 sq. ft., with lease expirations in May 2021, and originally occupied two suites totaling 7,985 sq. ft. on a month-to-month basis, for which $200,000 was collected upfront in connection with any costs associated with releasing either space. One of the spaces, totaling 4,194 sq. ft., was recently leased to a tenant with a two year lease beginning in February 2014. Furthermore, Sapient has a termination option on two suites totaling 14,361 sq. ft. in June 2018 with eight months prior notice. The termination penalty includes payment of unamortized costs of improvements, leasing commissions, any remaining free rent and three months’ rent plus any additional rent charges occurring in June 2018. For this same space, Sapient has one five-year renewal option with 180 days notice at the greater of fair market rent or base rent. In addition, an excess cash sweep will spring with respect to any Sapient lease expiring or ceasing to exist (see “Lockbox / Cash Management” herein). Sapient has invested over $2.0 million into its space and will receive a landlord TI package bringing its total investment to approximately $2.2 million.

EPS - Cineworks (16,035 sq. ft., 16.2% of NRA, 14.4% of U/W Base Rent). EPS - Cineworks (“EPS”) provides hardware, software, peripherals, and technical expertise for productions utilizing Avid, Final Cut Pro and Lightworks non-linear editing systems.  EPS has office locations in Studio City, Santa Monica, Louisiana, Atlanta, and New York.  EPS’s recent work includes films and shows such as The Hunger Games: Catching Fire, Ender’s Game, Arrested Development, and Dexter, among others.  In addition to the 16,035 sq. ft. space, EPS leases a 5,478 sq. ft. space under the name Electric Pictures, which also has a lease that expires in January 2020. Both tenants have an early termination option in January 2018 with 180 days prior notice and a termination fee equal to four months’ rent. EPS began its lease for the 16,035 sq. ft. space in February 2013 and does not have any renewal or termination options.

HBA International (14,335 sq. ft., 14.5% of NRA, 13.7% of U/W Base Rent). HBA International (“HBA”) is a leader in hospitality interior design and was honored in 2013 by the Gold Key Awards, Hospitality Design, Perspective Awards, the Boutique Design Awards and the European Hotel Design Awards. Since 1965, HBA has been a leader in hotel design. HBA’s ultimate objective is to add value, raise standards and enhance the brand of a project’s owner and operator. HBA has over 1,200 designers around the globe in 16 offices and recently expanded in several locations in Asia. HBA began its lease at the Media Park Santa Monica Property in 2004 and will have free rent in June 2014, June 2015 and June 2016. Rent for June 2014 and June 2015 was reserved at closing.  HBA does not have any renewal or termination options.

The Market.    Santa Monica is a coastal city directly west of Los Angeles and is approximately 16 miles from downtown Los Angeles, California. Santa Monica has in excess of 300 companies representing more than 60 industries. The city serves a trade area of approximately 250,000 people and is part of the Los Angeles metropolitan area. The city of Santa Monica has experienced significant growth as a dining/entertainment center serving the surrounding West Los Angeles and greater Los Angeles communities. Especially significant has been the redevelopment of the old Main Street District as an entertainment center, known as the Third Street Promenade, which is a three-block pedestrian mall located approximately three miles from the Media Park Santa Monica Property. In addition, passenger rail service to the area is being expanded with the most recent expansion being the Expo Line which opened in 2012 and connects downtown Los Angeles with Culver City. Construction on Phase II of the Expo Line, which will extend the line to Santa Monica, is ongoing and is scheduled for completion in 2015.  This Expo Line rail station will be within walking distance of the Media Park Santa Monica Property.

The Media Park Santa Monica Property is located across from the UCLA Santa Monica Medical Center, while commercial and retail development is located along Wilshire Boulevard, a primary east/west arterial through the neighborhood. There is limited vacant land available in the subject neighborhood. Within a three-mile radius of the Media Park Santa Monica Property, the 2013 population is 326,411 with estimated average household income of $102,000.

The appraiser identified the Media Park Santa Monica Property as a “creative office”. As of Q1 2013, the creative office vacancy rate in Santa Monica was 4.8%, down from the Q1 2012 rate of 6.2%. The appraiser determined market rent for the Media Park Santa Monica Property to be $39.00 PSF NNN, approximately 18.0% higher than the overall average in place rent of $33.06 PSF.

In addition, the appraiser identified six properties that directly compete with the Media Park Santa Monica Property in the West Los Angeles submarket.  Five of the six competitive properties had occupancy rates of 94.0% or higher, with one at 85.0%.  The competitive properties are presented in the subsequent chart:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1811-1855 Centinela Avenue, 3211 Olympic Boulevard and 3212-3232 Nebraska Avenue Santa Monica, CA 90404	Collateral Asset Summary – Loan No. 10 Media Park Santa Monica	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,625,000 75.0% 1.40x 11.7%

Office Comparables(1)
Property Name	Location	Year Built	Lease Area (Sq. Ft.)	Total Occupancy	Base Rent (NNN)
Media Park Santa Monica Property(2)	Santa Monica, CA	1978	99,204	95.1%	$2.29 - $3.67
Lantana Center	Santa Monica, CA	1959	464,069	97.0%	$3.60 - $4.50
Penn Station Creative Office	Santa Monica, CA	1972	76,169	100.0%	$3.40
2700 Colorado	Santa Monica, CA	1989	310,798	94.0%	$4.05 - $4.21
Colorado Center	Santa Monica, CA	1984	1,126,543	98.0%	$3.61 - $4.40
Westside Media Center	Los Angeles, CA	1998	378,469	99.0%	$3.10 - $3.48
Arboretum Courtyard	Santa Monica, CA	1999	139,103	85.0%	$3.00 - $4.05
(1)	Source: Appraisal.
(2)	Based on a rent roll dated January 1, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 9/30/2013	U/W	U/W PSF
Base Rent(1)	$2,715,243	$2,532,105	$2,945,879	$3,171,381	$3,218,588	$32.44
Concessions	(27,461)	(138,102)	(67,970)	(161,105)	0	0.00
Value of Vacant Space	0	0	0	0	188,565	1.90
Gross Potential Rent	$2,687,782	$2,394,003	$2,877,909	$3,010,276	$3,407,153	$34.34
Total Recoveries	587,998	672,445	706,685	671,035	695,740	7.01
Total Other Income	503,972	277,278	306,407	328,234	328,234	3.31
Less: Bad Debt	985	0	(24,498)	(13,045)	0	0.00
Less: Vacancy(2)	0	0	0	0	(265,868)	(2.68)
Effective Gross Income	$3,780,737	$3,343,726	$3,866,503	$3,996,500	$4,165,260	$41.99
Total Operating Expenses	862,022	903,282	932,311	921,406	933,125	9.41
Net Operating Income	$2,918,715	$2,440,444	$2,934,192	$3,075,094	$3,232,134	$32.58
TI/LC	0	0	0	0	151,144	1.52
Capital Expenditures	0	0	0	0	24,801	0.25
Net Cash Flow	$2,918,715	$2,440,444	$2,934,192	$3,075,094	$3,056,189	$30.81

(1)	U/W Base Rent includes $99,194 in contractual step rent through July 2014.
(2)	U/W Vacancy represents 6.0% of gross income.

Property Management.    The Media Park Santa Monica Property is managed by Redwood Property Services, Inc., an affiliate of the borrower.

Lockbox / Cash Management.    The Media Park Santa Monica Loan is structured with a springing hard lockbox with springing cash management. During a Trigger Period (as defined below), all rents and other payments will be deposited directly by tenants into a lockbox account established by the borrower and controlled by the lender and will be disbursed in accordance with the Media Park Santa Monica Loan documents. In addition, if a Trigger Period occurs three times, the hard lockbox will remain in effect for the remaining term of the Media Park Santa Monica Loan.

A “Trigger Period” will commence upon the occurrence of any of the following: (i) an event of default, (ii) if the DSCR is less than 1.10x at the end of any calendar quarter, (iii) a Lease Sweep Period (as defined below), or (iv) the Anticipated Repayment Date, and will end (x) with respect to clause (i) the event of default has been cured, (y) with respect to clause (ii) if the DSCR is at least 1.15x for two consecutive calendar quarters or receipt by lender of a Low DSCR Security Payment (as defined below) and (z) with respect to clause (iii) the Lease Sweep Period has ended (and no other Lease Sweep Period is then continuing). The borrower may avoid the commencement of a Trigger Period, resulting from clause (ii) above,  by delivering, within two business days of lender’s determination that the DSCR falls below 1.10x, a deposit of cash, or an acceptable letter of credit (a “Low DSCR Security Payment”), in the amount of $250,000; provided, that, if a Trigger Period resulting from clause (ii) does commence and continues, the amount of the Low DSCR Security Payment will increase by (i) $250,000 if the low debt service period is continuing for two calendar quarters from the first determination, (ii) an additional $250,000 if the low debt service period is continuing for eight calendar quarters from the first determination, and (iii) an additional $250,000 for each succeeding four calendar quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1811-1855 Centinela Avenue, 3211 Olympic Boulevard and 3212-3232 Nebraska Avenue Santa Monica, CA 90404	Collateral Asset Summary – Loan No. 10 Media Park Santa Monica	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,625,000 75.0% 1.40x 11.7%

A “Lease Sweep Period” will commence upon the occurrence of any of the following: (i) the earliest to occur of (a) six months prior to the earliest expiration date of any of the Sapient leases or (b) the date any of the Sapient leases are required to give notice to renew and such renewal option is not exercised, (ii) the date Sapient (with respect to any of its leases) (a) cancels or terminates its lease prior to its current expiration date, (b) goes dark or gives notice to end its lease with respect to all or a material portion of its space, (c) defaults under its lease beyond applicable notice and cure periods or (d) is party to an insolvency proceeding. Notwithstanding the foregoing, prior to January 15, 2015, a Lease Sweep Period will not commence due to any of the above circumstances occurring with respect to suites 1847 and 1855A, which are leased by Sapient. In the event that a replacement lease is covering more than 14,361 sq. ft. at the Media Park Santa Monica Property, the foregoing provisions shall apply to such replacement lease.

Initial Reserves.    At closing, the borrowers deposited (i) $112,401 into the tax reserve account, (ii) $18,911 into the insurance reserve account, (iii) $200,000 into a suite 1847/1855 funds reserve for tenant improvement and leasing costs associated with suites 1847 and 1855A, (iv) $174,829 into a free rent reserve and (v) $10,758 into a ground rent reserve.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $22,886, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $2,101, into an insurance reserve account, (iii) $2,554 into a replacement reserve, subject to a cap of $61,287 and (iv) $8,267 into a TI/LC reserve, subject to a cap of $300,000. During a Trigger Period, the borrower will be required to deposit the monthly ground rent payment into the ground rent reserve. During a Lease Sweep Period continuing prior to the Anticipated Repayment Date, all excess cash will be deposited into a lease sweep reserve.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Ground Lease.    The Media Park Santa Monica Property is subject to a long term ground lease. The lessor on the ground lease is JT PS Media Land, L.P. The lease commenced in April 1976 and expires March 31, 2041 with no extension options. The annual ground rent payment is approximately $129,094, and increases every 10 years beginning in April 2016. Annual ground rent payment increases are based on a CPI calculation and shall not exceed 112.5% of the annual rent payable during the preceding 10-year period. In no event shall the annual rent payment be less than the rent payable during the preceding 10-year period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1811-1855 Centinela Avenue, 3211 Olympic Boulevard and 3212-3232 Nebraska Avenue Santa Monica, CA 90404	Collateral Asset Summary – Loan No. 10 Media Park Santa Monica	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,625,000 75.0% 1.40x 11.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1811-1855 Centinela Avenue, 3211 Olympic Boulevard and 3212-3232 Nebraska Avenue Santa Monica, CA 90404	Collateral Asset Summary – Loan No. 10 Media Park Santa Monica	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,625,000 75.0% 1.40x 11.7%

Media Park Santa Monica
1811-1855 Centinela Avenue,
3211 Olympic Boulevard and
3212-3232 Nebraska Avenue
Santa Monica, CA 90404
Santa Monica
Santa Monica Bay
NORTH OF MONTANA
MONTANA AVENUE
WILSHIRE MONTANA
3RD STREET PROMENADE
DOWNTOWN
CIVIC CENTER
OCEAN PARK
MAIN STREET
PICO DISTRICT
WESTSIDE
Brentwood Country Club
UCLA Orthopedic Medical Center
Saint Johns Health Center
Colorado Center
Universal Music Group
The Water Garden
Sony Computer
Yahoo! Corporation
2100 Campus
EXPO LINE (PHASE 2)
SANTA MONICA FWY
Santa Monica High School
Santa Monica College
RAND Corp
Memorial Park
Stewart Street Park
Virginia Avenue Park
Douglas Park
Christine Emerson Reed Park
Palisades Park
Ocean View Park
Marine Park
Penmar Golf Course
Santa Monica Pier
Santa Monica Place
SAN VICENTE BLVD
MONTANA AVE
WILSHIRE BLVD
SANTA MONICA BLVD
BROADWAY
COLORADO AVE
OLYMPIC BLVD
MICHIGAN AVE
PICO BLVD
PEARL ST
OCEAN PARK BLVD
LINCOLN BLVD
CLOVERFIELD BLVD
PACIFIC COAST HWY
Los Angeles
Pasadena
Burbank
Long Beach
Anaheim
Santa Ana
PACIFIC OCEAN
Angeles National Forest
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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3645 Wingate Court Indianapolis, IN 46235	Collateral Asset Summary – Loan No. 11 Spanish Oaks Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,000,000 73.0% 1.27x 9.4%

Mortgage Loan Information			Property Information
Loan Seller:	JLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Garden Multifamily
Sponsor:	Ramsey Hakim; Amr Tannir; Dean		Collateral:	Fee Simple
	Nucich; The Adaya Family Survivor’s		Location:	Indianapolis, IN
	Trust		Year Built / Renovated:	1972 / 2007-2013
Borrower:	SO 38th Street LLC		Total Units:	824
Original Balance:	$27,000,000		Property Management:	Meridian Management Corporation
Cut-off Date Balance:	$27,000,000		Underwritten NOI:	$2,532,781
% by Initial UPB:	2.7%		Underwritten NCF:	$2,294,340
Interest Rate:	5.3200%		Appraised Value:	$37,000,000
Payment Date:	6th of each month		Appraisal Date:	December 3, 2013
First Payment Date:	March 6, 2014
Maturity Date:	February 6, 2024		Historical NOI(3)
Amortization:	360 months		Most Recent NOI:	$1,823,497 (T-12 November 30, 2013)
Additional Debt:	None		2012 NOI:	$1,505,304 (December 31, 2012)
Call Protection:	L(24), YM1(92), O(4)		2011 NOI:	$1,635,711 (December 31, 2011)
Lockbox / Cash Management(1):	Soft / Springing		2010 NOI:	NAV

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	90.9% (November 30, 2013)
Taxes:	$55,094	$18,366	2012 Occupancy(3):	71.2% (December 31, 2012)
Insurance:	$82,031	$20,700	2011 Occupancy(3):	66.7% (December 31, 2011)
Replacement(2):	$0	$19,871	2010 Occupancy(3):	70.5% (December 31, 2010)
Required Repairs:	$276,625	NAP
(1)   Cash management will be triggered (i) upon the occurrence of an event of default or (ii) if the DSCR for the trailing twelve month period is less than 1.10x for two consecutive calendar quarters, until the DSCR for the trailing twelve month period is at least 1.10x for two consecutive calendar quarters.
(2)   Replacement reserves are subject to a cap of $350,000.
(3)   In May 2008, a tornado hit the Spanish Oaks Apartments property and made 160 units un-rentable. Due to a lawsuit with the insurance company, these units were boarded up until March 2013 when the borrower won its lawsuit and began rehabilitation of the un-rentable units and renovation of the rest of the Spanish Oaks Apartments property. In Q1 2013, the 160 previously un-rentable units came on line, and all 160 were leased within four months (absorption of 40 units per month). The Spanish Oaks Apartments property was 76.0% occupied at the beginning of 2013 and is 90.9% occupied as of November 30, 2013. Due to the tornado and the rehabilitation of the uninhabitable units combined with ongoing renovations of the other units, the Spanish Oaks Apartments property’s historic operating data is less reliable and assumptions were made based on recent trends.

Financial Information
Cut-off Date Balance / Unit:		$32,767
Balloon Balance / Unit:		$27,210
Cut-off Date LTV:		73.0%
Balloon LTV:		60.6%
Underwritten NOI DSCR:		1.40x
Underwritten NCF DSCR:		1.27x
Underwritten NOI Debt Yield:		9.4%
Underwritten NCF Debt Yield:		8.5%

TRANSACTION HIGHLIGHTS

▪
Amenities.  Amenities at the Spanish Oaks Apartments property include an outdoor pool with a children’s sprinkler area, three playgrounds, two soccer fields, a clubhouse with business center, fishing pond, and four laundry rooms.  Unit amenities include central air conditioning, washer/dryer connections in select units, and balconies on select second floor units.  Parking is provided via 1,391 open surface parking spaces and 16 covered spaces for a total of 1,407 parking spaces, providing a parking ratio of 1.7 spaces per unit.

▪
Market.  The Spanish Oaks Apartments property is located within the Indianapolis apartment market.  According to a Q3 2013 market research report, the Indianapolis apartment market has an inventory of 112,841 units and the average vacancy rate declined from 6.0% in Q2 2013 to 5.8% in Q3 2013. The average asking rent in the market as of Q3 2013 was $729 per month, reflecting growth of 2.2% over the past year.  Asking rents are projected to grow at an average rate of 2.9% per year over the next four years.

▪
Renovations.  Constructed in 1972, the Spanish Oaks Apartments property benefitted from a substantial renovation program totaling approximately $24.7 million which began in 2007 and was completed in the beginning of 2013.

▪
Recent Performance.  As of November 30, 2013, the Spanish Oaks Apartments property’s annualized trailing six month net operating income was equal to approximately $2.3 million and the annualized trailing three month net operating income was equal to approximately $2.4 million, representing a percentage increase over the trailing twelve month net operating income of approximately 23.8% and 32.5%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9345 Blue House Road North Charleston, SC 29456	Collateral Asset Summary – Loan No. 12 Ingleside Plantation	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,825,000 71.6% 1.32x 8.8%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Garden Multifamily
Sponsor:	Dawn McNaught; Bryan Mellinger		Collateral:	Fee Simple
Borrower:	Ingleside Plantation Apartments, LP		Location:	North Charleston, SC
Original Balance:	$24,825,000		Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$24,825,000		Total Units:	304
% by Initial UPB:	2.5%		Property Management:	Tribridge Residential Property
Interest Rate:	4.9800%			Management Advisors, LLC
Payment Date:	6th of each month		Underwritten NOI:	$2,180,332
First Payment Date:	February 6, 2014		Underwritten NCF:	$2,104,332
Maturity Date:	January 6, 2024		Appraised Value:	$34,650,000
Amortization:	Interest only for first 36 months; 360		Appraisal Date:	November 20, 2013
	months thereafter
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$2,140,121 (T-12 October 31, 2013)
Lockbox / Cash Management(1):	Soft / Springing		2012 NOI:	$1,990,067 (December 31, 2012)
			2011 NOI:	$1,905,623 (December 31, 2011)
Reserves			2010 NOI:	NAV
	Initial	Monthly
Taxes:	$28,285	$28,285	Historical Occupancy
Insurance:	$106,221	$8,171	Current Occupancy:	93.1% (January 8, 2014)
Replacement:	$0	$6,333	2012 Occupancy:	94.3% (December 31, 2012)
			2011 Occupancy:	93.2% (December 31, 2011)
Financial Information			2010 Occupancy:	NAV
Cut-off Date Balance / Unit:		$81,661
(1)   Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.15x for two consecutive calendar quarters.
(2)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.74x and 1.68x, respectively.

Balloon Balance / Unit:		$72,244
Cut-off Date LTV:		71.6%
Balloon LTV:		63.4%
Underwritten NOI DSCR(2):		1.37x
Underwritten NCF DSCR(2):		1.32x
Underwritten NOI Debt Yield:		8.8%
Underwritten NCF Debt Yield:		8.5%

TRANSACTION HIGHLIGHTS

▪
Location.  The property is located approximately 15 miles northwest of Charleston’s central business district at the intersection of I-26 and US Route 78. The property is in close proximity to major employers such as Boeing, Trident Medical Center, Charleston Southern University, Palmetto Commerce Park, Naval Weapons Station and Charleston International Airport. Boeing is currently undergoing two major expansions in North Charleston. The first expansion includes construction of a new 225,000 sq. ft. facility in Palmetto Commerce Park (approximately three miles from the property) where engine inlet parts will be designed and assembled for the 737 MAX aircraft. The second expansion includes plans to expand a number of new facilities, including a 777X production facility and a 787 paint facility located at the Charleston International Airport (approximately seven miles from the property). Together, both expansion projects are expected to bring over 2,000 additional jobs and approximately $1.0 billion in investment to the Charleston area through 2020.

▪
Property Condition and Amenities.  Constructed in 2008, the Class A property features modern layouts. Amenities include gated access, a beach-style resort pool, a trellised picnic area with grills, a fitness center, a business center, a car care center, detached garages and storage units.

▪
Sponsorship.  The sponsors, Dawn McNaught and Bryan Mellinger, are partners at Global State Investment Group (“Global State”), a real estate investment company that has invested $461 million of equity into $1.87 billion of real estate assets throughout the United States and Europe since its founding in 1994. Dawn McNaught joined Global State in 1999 and has been actively involved in the syndication and investment management of over 63 real estate acquisitions and developments totaling over $1.08 billion in value throughout the southeastern and southwestern United States. Bryan Mellinger joined Global State in 2005 and has been actively involved in the syndication and investment management of 25 real estate acquisitions and developments totaling over $650 million in value throughout the southeastern and southwestern United States.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6801–6825, 6802–6822, 6826–6896, 6835–6855, 6910–6994 & 6911–6999 Hillsdale Court Indianapolis, IN 46250	Collateral Asset Summary – Loan No. 13 Hillsdale Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,300,000 64.3% 1.45x 10.7%

Mortgage Loan Information			Property Information
Loan Seller:	JLC		Single Asset / Portfolio(6):	Single Asset
Loan Purpose:	Refinance		Property Type:	Flex Industrial
Sponsor(1):	Mitchel A. Greenberg; Keith W. Jaffee;		Collateral:	Fee Simple
	Peter L. Holstein; Marvin M. Romanek;		Location:	Indianapolis, IN
	Bruce R. Bachmann		Year Built / Renovated:	1986, 1987 / NAP
Borrower:	Hillsdale Property Owner, LLC		Total Sq. Ft.:	445,892
Original Balance:	$24,300,000		Property Management:	Jones Lang LaSalle Americas, Inc.
Cut-off Date Balance:	$24,300,000		Underwritten NOI:	$2,590,828
% by Initial UPB:	2.4%		Underwritten NCF:	$2,300,550
Interest Rate:	5.1070%		Appraised Value:	$37,800,000
Payment Date:	6th of each month		Appraisal Date:	September 13, 2013
First Payment Date:	December 6, 2013
Maturity Date:	November 6, 2023		Historical NOI
	Interest only for first 24 months; 360		Most Recent NOI:	$2,553,039 (T-12 August 31, 2013)
Amortization:	months thereafter		2012 NOI:	$2,342,334 (December 31, 2012)
Additional Debt:	None		2011 NOI:	$2,561,290 (December 31, 2011)
Call Protection:	L(27), D(89), O(4)		2010 NOI:	NAV
Lockbox / Cash Management(2):	Hard / Springing
			Historical Occupancy
Reserves			Current Occupancy:	90.3% (October 1, 2013)
	Initial	Monthly	2012 Occupancy:	83.0% (December 31, 2012)
Taxes:	$20,000	$39,800	2011 Occupancy:	87.0% (December 31, 2011)
Insurance:	$85,000	$6,800	2010 Occupancy:	95.0% (December 31, 2010)
Replacement:	$0	$5,625
(1)   Recourse liability is capped at $1,000,000 for each guarantor except for Marvin M. Romanek.
(2)   Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR based on the trailing twelve month period is less than 1.10x.
(3)   The borrower deposited $14,089 to cover free rent given to four tenants.
(4)   The borrower deposited $497,981 for outstanding tenant improvements and leasing commissions owed to five tenants.
(5)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.06x and 1.83x, respectively.
(6)   The Hillsdale Portfolio property consists of six separate buildings that operate as one single property. The loan documents do not allow for the voluntary release of any of the Hillsdale Portfolio buildings.

TI/LC:	$600,000	$18,579
Required Repairs:	$67,800	NAP
Free Rent(3):	$14,089	$0
Outstanding TI/LC(4):	$497,981	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$55
Balloon Balance / Sq. Ft.:		$47
Cut-off Date LTV:		64.3%
Balloon LTV:		55.8%
Underwritten NOI DSCR(5):		1.64x
Underwritten NCF DSCR(5):		1.45x
Underwritten NOI Debt Yield:		10.7%
Underwritten NCF Debt Yield:		9.5%

TRANSACTION HIGHLIGHTS

▪
Location.  The Hillsdale Portfolio property is located in Indianapolis, Indiana, within the Northeast submarket, a medical office and industrial corridor.  The Hillsdale Portfolio property is situated approximately one mile from the Community Hospital North, which occupies approximately 400,000 sq. ft. of office space within the immediate submarket.  Major employers in the region include Indiana University Health, Eli Lilly and Company, St. Vincent Hospitals & Health Services, Wal-Mart Stores, Inc., Community Hospitals of Indiana, Indiana University/Purdue University at Indianapolis, and Rolls-Royce Corporation.  Community Hospitals of Indiana (“CHN”), which is headquartered in Indianapolis, is reported to have invested nearly $193 million over the past six years in the immediate area.

▪
Credit Tenancy.  CHN (12.1% of NRA; rated NR/A2/NR by Fitch/Moody’s/S&P) is the largest tenant and occupies 54,048 sq. ft. of space across five separate suites at the Hillsdale Portfolio property.  CHN recently exercised a five year and seven year renewal on 9,200 sq. ft. and 7,038 sq. ft. of its space, respectively.  MCImetro Access Transmission, a wholly owned subsidiary of Verizon Communications, Inc. (8.6% of NRA; rated A-/Baa1/BBB+ by Fitch/Moody’s/S&P), is the second largest tenant and occupies 38,400 sq. ft. of space and has been at the Hillsdale Portfolio property since 1997.  Ingersoll-Rand Company (6.6% of NRA; rated NR/Baa2/BBB by Fitch/Moody’s/S&P) is the third largest tenant and occupies 29,265 sq. ft. of space at the Hillsdale Portfolio property.  The borrower is in the process of expanding Ingersoll-Rand Company’s existing space and extending the term of the lease by five years.  These three tenants collectively account for approximately 27.3% of NRA and 37.2% of underwritten base rent.

▪	Recent leasing. Since December 2012, leases totaling 38,650 sq. ft. (8.7% of NRA) have been executed increasing occupancy from 83.0% in 2012 to 90.3% as of October 1, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2520 Route 130 South Brunswick, NJ 08512	Collateral Asset Summary – Loan No. 14 GRM South Brunswick	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,419,437 69.5% 1.41x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Warehouse/Distribution Industrial
Sponsor:	Moishe Mana		Collateral:	Fee Simple
Borrower:	Tigerlily Realty, LLC		Location:	South Brunswick, NJ
Original Balance:	$20,500,000		Year Built / Renovated:	1983 / 2014
Cut-off Date Balance:	$20,419,437		Total Sq. Ft.:	509,775
% by Initial UPB:	2.0%		Property Management:	M Management, Inc.
Interest Rate:	5.5200%		Underwritten NOI:	$2,018,043
Payment Date:	6th of each month		Underwritten NCF:	$1,977,261
First Payment Date:	November 6, 2013		Appraised Value(4):	$29,400,000
Maturity Date:	October 6, 2018		Appraisal Date(4):	September 1, 2014
Amortization:	360 Months
Additional Debt:	None		Historical NOI(5)
Call Protection:	L(28), D(28), O(4)		2012 NOI:	NAV
Lockbox / Cash Management:	Hard / In Place		2011 NOI:	NAV
			2010 NOI:	NAV
Reserves
	Initial	Monthly	Historical Occupancy(5)
Taxes:	$71,379	$35,475	Current Occupancy:	100.0% (February 6, 2014)
Insurance(1):	$0	Springing	2012 Occupancy:	NAV
Replacement:	$0	$3,399	2011 Occupancy:	NAV
Required Repairs:	$189,800	NAP	2010 Occupancy:	NAV
Roof Work(2):	$5,000,000	$0
(1)   The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(2)   The borrower is required to perform the work necessary to raise the roof at the property by approximately 21 feet. The borrower has advised that material permits were received by December 2013. The borrower has advised that the project is expected to be completed by the end of 2014. The guarantor provided a guaranty for any deficiency of roof work funds.
(3)   The borrower will perform and complete capital improvements at the property as described in the loan documents (“GRM Build-Out Work”) on or before September 12, 2017. The guarantor provided a guaranty for the payment and performance of the GRM Build-Out Work in an amount equal to $3.0 million (“GRM Build-Out Guaranty”). Provided there is no event of default, following the date the GRM Build-Out Guaranty is reduced to zero, funds on deposit in the GRM Build-Out reserve will be disbursed to the borrower for additional GRM Build-Out Work.
(4)   Appraised Value reflects the “As Stabilized” amount per the appraisal which reflects the execution of the GRM Information Management Services, Inc. lease. GRM Information Management Services, Inc. (a borrower affiliate) has executed its lease of 100.0% of the property.
(5)   Historical NOI and Historical Occupancy numbers were not provided by previous ownership.

GRM Build-Out(3):	$1,500,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$40
Balloon Balance / Sq. Ft.:		$37
Cut-off Date LTV:		69.5%
Balloon LTV:		64.8%
Underwritten NOI DSCR:		1.44x
Underwritten NCF DSCR:		1.41x
Underwritten NOI Debt Yield:		9.9%
Underwritten NCF Debt Yield:		9.7%

TRANSACTION HIGHLIGHTS

▪
Location.  The property is located in close proximity to Exit 8A off of the New Jersey Turnpike (I-95), roughly an hour’s drive from both New York City and Philadelphia. The Northern and Central New Jersey region has an extensive transportation network including major highways such as I-287 and the New Jersey Turnpike, which provide north/south access across New Jersey, and I-78, I-80 and I-280, which provide east/west access. Other major routes include Routes 3, 10, 17, 18, 23 and 24 as well as the Garden State Parkway. Passenger and freight air service is provided via Newark-Liberty International Airport, the sixth largest airport in the world for passenger travel, which is located approximately 45 miles northeast of the property. Water transportation is provided via the Hudson River in Bergen and Hudson Counties and via the Raritan Bay in Monmouth County, as well as through the New Jersey ports of Perth Amboy and Newark/Elizabeth and the Port of New York and New Jersey, the largest port on the East Coast and the third largest in the United States. Freight rail service is provided via Conrail.

▪
Submarket Performance.  The property is located in the Exit 8A submarket within the Central New Jersey industrial market. As of Q2 2013, the submarket had approximately 66.0 million sq. ft. of rentable building area and 9.9% overall vacancy, which was lower than the market’s overall vacancy rate of 11.0%, and is the lowest vacancy rate since 2004. Average asking rents were $5.10 PSF for the submarket compared to $4.62 PSF for the market overall. The Exit 8A submarket is currently outperforming the New Jersey markets as a whole and has decreased vacancy rates since 2010 and increased average asking rents by 29.4%.

▪
Tenancy.  Founded by the sponsor, Moishe Mana, in 1987 in New York City, GRM Information Management Services, Inc. is a provider of records and information management solutions worldwide. The company leases 100.0% of the net rentable area at the property and has a lease term through October 1, 2028, ten years beyond loan maturity. GRM Information Management Services, Inc. is affiliated with the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

951 East Lewis and Clark Parkway Clarksville, IN 47129	Collateral Asset Summary – Loan No. 15 River Falls Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,981,408 74.9% 1.37x 9.9%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor(1):	Brian Shirken; Richard A. Margolis			Collateral:	Fee Simple
Borrower:	CPP River Falls SPE I LLC			Location:	Clarksville, IN
Original Balance:	$18,000,000			Year Built / Renovated:	1990 / 2004, 2005, 2013
Cut-off Date Balance:	$17,981,408			Total Sq. Ft.:	287,821
% by Initial UPB:	1.8%			Property Management:	Columbus Pacific Properties, Inc.
Interest Rate:	5.1200%			Underwritten NOI:	$1,780,878
Payment Date:	6th of each month			Underwritten NCF:	$1,609,931
First Payment Date:	February 6, 2014			Appraised Value:	$24,000,000
Maturity Date:	January 6, 2024			Appraisal Date:	November 26, 2013
Amortization:	360 months
Additional Debt:	None			Historical NOI(7)
Call Protection:	L(25), D(91), O(4)			Most Recent NOI:	$840,960 (T-12 September 30, 2013)
Lockbox / Cash Management(2):	Springing Hard / Springing			2012 NOI:	$711,086 (December 31, 2012)
				2011 NOI:	NAV
Reserves				2010 NOI:	NAV
	Initial		Monthly
Taxes:	$135,000		$45,000	Historical Occupancy(7)
Insurance(3):	$0		Springing	Current Occupancy:	100.0% (December 16, 2013)
Replacement:	$0		$3,596	2012 Occupancy:	73.3% (December 31, 2012)
TI/LC(4):	$0		$9,591	2011 Occupancy:	NAV
Value City TI:	$750,000		$0	2010 Occupancy:	NAV
Gordmans TI:	$675,000		$0	(1)	The sponsors are also the sponsors under the mortgage loan identified on Annex A-1 as 840 Westchester, which has a Cut-off Date Balance of $13,979,480.
Free Rent(5):	$175,414		$0
Major Lease Sweep(6):	$0		Springing	(2)	A hard lockbox with cash management will be triggered (i) during the continuance of an event of default, (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.20x as of the last day of the subsequent calendar quarter or (iii) during the continuance of a Lease Sweep Period (as defined below).

Financial Information
Cut-off Date Balance / Sq. Ft.:		$62
Balloon Balance / Sq. Ft.:		$52		(3)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
Cut-off Date LTV:		74.9%
Balloon LTV:		61.9%		(4)
TI/LC reserves are subject to an initial cap of $1,200,000. This cap will be reduced to $300,000 provided (i) no cash management period is continuing, (ii) the aggregate balance of the TI/LC reserve and Major Lease Sweep reserve is greater than both (a) $10.00 PSF of vacant space and (b) $10.00 PSF of occupied space for tenants with leases expiring prior to two years after the maturity date of the loan.

Underwritten NOI DSCR:		1.52x
Underwritten NCF DSCR:		1.37x
Underwritten NOI Debt Yield:		9.9%
Underwritten NCF Debt Yield:		9.0%
				(5)	Represents 13 months of free rent for Louisville Athletic Club III, LLC through January 2015.
				(6)
The borrower is required to deposit all excess cash into a Major Lease Sweep reserve during a Lease Sweep Period. A “Lease Sweep Period” will commence on the first monthly payment date following the occurrence of (i) early termination, early cancellation or early surrender of a Lease Sweep Lease (as defined herein), (ii) if a tenant under a Lease Sweep Lease goes dark, (iii) an event of default under a Lease Sweep Lease or (iv) a bankruptcy or insolvency proceeding of a tenant under a Lease Sweep Lease. A Lease Sweep Period will end with respect to clauses (i) and (ii), if the Lease Sweep Lease space is leased pursuant to one or more qualified leases, with respect to clause (iii), such default is cured and no other default under such Lease Sweep Lease occurs for three months following such cure and with respect to clause (iv), such insolvency proceeding has terminated and the Lease Sweep Lease has been reaffirmed in a manner satisfactory to the lender, and with respect to clauses (i)-(iv), the date on which the funds in the Major Lease Sweep reserve account equal $1,200,000 minus all amounts then held in the TI/LC reserve account. A “Lease Sweep Lease” means the Old Time Pottery lease, the Dick’s Sporting Goods lease, the Gordmans, Inc. lease or any such replacement lease.

				(7)	The sponsors purchased the property in 2011. Historical NOI and Historical Occupancy numbers were not provided by previous ownership.

TRANSACTION HIGHLIGHTS
■	Recent Leasing and Tenancy. As of December 16, 2013, the property is 100.0% leased to seven tenants, of which only one tenant rolls within the first seven years of the loan term. The largest tenant, Old Time Pottery, recently extended its lease approximately three years beyond the loan term. While the property was only 73.3% occupied in 2012, Gordmans, Inc. and Value City Furniture signed leases for a combined 26.7% of the property’s net rentable area in July 2013.

■	Location. The property is located on East Lewis and Clark Parkway in close proximity to Veterans Parkway and I-65. In 2005, the neighborhood segment of I-65 and East Lewis and Clark Parkway underwent reconstruction projects of approximately $250.0 million and approximately $6.5 million, respectively. These improvements have improved traffic flow and have made the Veterans Parkway corridor Southern Indiana’s primary retail shopping district.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3434 North Broadway Street Chicago, IL 60657	Collateral Asset Summary – Loan No. 16 Best Western Plus Hawthorne Terrace	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,965,296 58.5% 1.64x 11.9%

Mortgage Loan Information			Property Information
Loan Seller:	JLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Limited Service Hospitality
Sponsor:	Eugene Kornota; Anthony Klok		Collateral:	Fee Simple
Borrower:	618 Roscoe, LLC; Lake Hotel		Location:	Chicago, IL
	Management Co.		Year Built / Renovated:	1926 / 2009, 2010
Original Balance:	$17,000,000		Total Rooms:	83
Cut-off Date Balance:	$16,965,296		Property Management:	Neighborhood Development Corporation
% by Initial UPB:	1.7%		Underwritten NOI:	$2,014,980
Interest Rate:	5.1790%		Underwritten NCF:	$1,837,140
Payment Date:	6th of each month		Appraised Value:	$29,000,000
First Payment Date:	January 6, 2014		Appraisal Date:	October 28, 2013
Maturity Date:	December 6, 2023
Amortization:	360 months		Historical NOI
Additional Debt:	None		Most Recent NOI:	$2,393,756 (T-12 August 31, 2013)
Call Protection:	L(26), D(90), O(4)		2012 NOI:	$2,293,415 (December 31, 2012)
Lockbox / Cash Management(1):	Hard / Springing		2011 NOI:	$2,056,435 (December 31, 2011)
			2010 NOI:	$1,767,953 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$110,000	$14,000	Current Occupancy:	75.3% (August 31, 2013)
Insurance:	$25,000	$5,500	2012 Occupancy:	72.0% (December 31, 2012)
FF&E:	$0	1/12 of 4.0% of prior year’s	2011 Occupancy:	67.3% (December 31, 2011)
		gross income	2010 Occupancy:	63.9% (December 31, 2010)
			(1)
Cash management will be triggered upon (i) an event of default, (ii) the DSCR based on the trailing twelve month period being less than 1.15x or (iii) the property being placed into probationary status by the franchisor.

Financial Information
Cut-off Date Balance / Room:		$204,401
Balloon Balance / Room:		$169,354
Cut-off Date LTV:		58.5%
Balloon LTV:		48.5%
Underwritten NOI DSCR:		1.80x
Underwritten NCF DSCR:		1.64x
Underwritten NOI Debt Yield:		11.9%
Underwritten NCF Debt Yield:		10.8%

TRANSACTION HIGHLIGHTS

■	Location and Quality. The property benefits from its close proximity to Wrigley Field and numerous shops, restaurants, bars and other amenities in Chicago’s Lakeview neighborhood. Following the April 2013 inspection, the property was awarded the Director’s Award which recognizes Best Western International, Inc. hotels scoring in the top 20 percent of all 2,400 North American properties in cleanliness and maintenance.
■	Property performance: The property has consistently outperformed its competitive set since 2008 in ADR and RevPAR with ADR penetration ranging between 121.9% and 139.9% and a RevPAR penetration ranging between 116.4% and 123.3% between 2008 and the trailing twelve month period ending August 2013. The property’s occupancy and RevPAR has steadily increased from 63.6% and $101.78 in 2009, respectively, to 75.4% and $131.61 in the trailing twelve month period ending August 2013, respectively.
■	Experienced sponsorship: Anthony Klok and Eugene Kornota are Chicago-based hoteliers who own and operate three hotels in Chicago and one in Memphis, with a total of 539 rooms. The sponsors developed the Dana Hotel, located within the River North section of downtown Chicago in 2008, and converted the nearby Comfort Inn & Suites to a boutique hotel known as the Acme Hotel in 2012. Anthony Klok and Eugene Kornota have over 30 years of experience in the commercial real estate industry and Mr. Klok serves as one of seven directors on the board of Best Western International, Inc.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1931 East Meats Avenue Orange, CA 92865	Collateral Asset Summary – Loan No. 17 Orange MHC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,500,000 55.0% 1.59x 8.7%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Manufactured Housing Community
Sponsor:	Robert E. Terry		Collateral(4):	Fee Simple
Borrower:	RBT OMP, LLC		Location:	Orange, CA
Original Balance:	$16,500,000		Year Built / Renovated:	1975 / 2011-2013
Cut-off Date Balance:	$16,500,000		Total Pads:	179
% by Initial UPB:	1.6%		Property Management:	Cal-AM Properties, Inc.
Interest Rate:	5.3705%		Underwritten NOI:	$1,439,919
Payment Date:	6th of each month		Underwritten NCF:	$1,426,494
First Payment Date:	February 6, 2014		Appraised Value:	$30,000,000
Maturity Date:	January 6, 2024		Appraisal Date:	October 17, 2013
Amortization:	Interest Only
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$1,220,807 (T-12 November 30, 2013)
Lockbox / Cash Management(1):	Springing Soft / Springing		2012 NOI:	$869,450 (December 31, 2012)
			2011 NOI(4):	NAV
Reserves			2010 NOI(4):	NAV
	Initial	Monthly
Taxes:	$15,000	$5,000	Historical Occupancy
Insurance:	$13,562	$1,233	Current Occupancy:	83.2% (November 30, 2013)
Replacement:	$0	$1,119	2012 Occupancy:	70.9% (December 31, 2012)
Amortization Reserve(2):	$0	Springing	2011 Occupancy:	65.4% (December 31, 2011)
			2010 Occupancy:	NAV
Financial Information
(1)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action or insolvency of borrower, guarantor, or affiliated manager or (iii) the failure by the borrower to maintain a DSCR of at least 1.20x for two consecutive quarters.
(2)   Beginning on August 6, 2016, the borrower is required to make monthly deposits in an amount equal to the difference between $92,349 and the applicable monthly debt service, which deposit amount is the equivalent of the additional principal payments that would be required if the loan was amortizing on a 30-year schedule, into a reserve account, unless the TTM NOI debt yield is greater than or equal to 9.0%. The money in the amortization reserve will be held as additional collateral for the Orange MHC loan.
(3)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.30x and 1.29x, respectively.
(4)   Prior to 2012, the property was subject to a ground lease, with the sponsor as ground lessor and a third party as ground lessee. As such, the current sponsorship was not involved in the operation of the property and 2010 and 2011 property NOI is not available.

Cut-off Date Balance / Pad:		$92,179
Balloon Balance / Pad:		$92,179
Cut-off Date LTV:		55.0%
Balloon LTV:		55.0%
Underwritten NOI DSCR(3):		1.60x
Underwritten NCF DSCR(3):		1.59x
Underwritten NOI Debt Yield:		8.7%
Underwritten NCF Debt Yield:		8.6%

TRANSACTION HIGHLIGHTS

■
Sponsorship & Leasing Momentum.  The sponsor and affiliates have been affiliated with the asset for over 75 years, prior to 2012 as ground lessor. Upon the expiration of the long term ground lease in 2011, the sponsor acquired fee simple ownership of the property, and took over control and operations of the property, with occupancy increasing from 65.4% in 2011 to 83.2% as of November 30, 2013.

■	Renovation. The sponsor invested over $4.2 million from 2011-2013 to update the utilities infrastructure, roads and common areas at the property.
■
Location.  The property is located in Orange, California, adjacent to the Costa Mesa Freeway and the Village at Orange Mall, an 855,761 sq. ft. mall with major tenants such as Wal-Mart, Sprouts Farmers Market and Trader Joes.

■
Market.  The Orange County manufactured housing submarket was 99.7% occupied per the appraisal (excluding the property).  Within a three-mile radius of the property, the 2013 population was 137,280 with a median household income of $75,036.

■	Land Value. The appraised land value for the property is $19.31 million, resulting in a loan-to-land-value ratio of 85.4%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

250 East Ponce de Leon Avenue Decatur, GA 30030	Collateral Asset Summary – Loan No. 18 Decatur Renaissance	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 65.3% 1.60x 11.6%

Mortgage Loan Information			Property Information
Loan Seller:	JLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Rialto Real Estate Fund II, LP		Collateral:	Fee Simple
Borrower:	RREF II DB DRI, LLC		Location:	Decatur, GA
Original Balance:	$16,000,000		Year Built / Renovated:	1962 / 2000
Cut-off Date Balance:	$16,000,000		Total Sq. Ft.:	138,986
% by Initial UPB:	1.6%		Property Management:	Stream Realty Partners-Atlanta, L.P.
Interest Rate:	4.7280%		Underwritten NOI:	$1,852,246
Payment Date:	6th of each month		Underwritten NCF:	$1,597,124
First Payment Date:	January 6, 2014		Appraised Value:	$24,500,000
Maturity Date:	December 6, 2018		Appraisal Date:	September 20, 2013
Amortization:	Interest only for first 12 months; 360
	months thereafter		Historical NOI
Additional Debt:	None		Most Recent NOI:	$1,677,511 (T-12 July 31, 2013)
Call Protection:	L(26), D(30), O(4)		2012 NOI:	$1,531,960 (December 31, 2012)
Lockbox / Cash Management(1):	Hard / Springing		2011 NOI:	$1,554,937 (December 31, 2011)
			2010 NOI:	NAV
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$17,000	$26,000	Current Occupancy(8):	95.7% (November 30, 2013)
Insurance:	$8,000	$3,700	2012 Occupancy:	94.3% (December 31, 2012)
Replacement(2):	$5,790	$3,705	2011 Occupancy:	94.3% (December 31, 2011)
TI/LC(3):	$23,158	$14,474	2010 Occupancy:	69.1% (December 31, 2010)
Required Repairs:	$241,400	NAP
(1)   Cash management will be triggered upon (i) an event of default, (ii) if the NOI debt yield is less than 8.0% or (iii) a Lease Sweep Period (as defined below).
(2)   The replacement reserve is subject to a cap of $138,950.
(3)   The TI/LC reserve is subject to a cap of $375,000.
(4)   The borrower deposited $250,021 to address the potential liability of the borrower in connection with Wells Fargo’s disputed overpayment of operating expenses.
(5)   The borrower deposited $156,744 to cover free rent given to CCP North America.
(6)   The borrower is required to deposit all excess cash into a special rollover reserve during a Lease Sweep Period. A “Lease Sweep Period” will commence on the first payment date following the occurrence of: (i) nine months prior to the stated expiration (including any renewal term) of a “Major Lease” (defined as any lease equal to or greater than 30,000 sq. ft.), (ii) nine months prior to the date  by which a “Major Tenant” (defined as any tenant under a Major Lease) is required to give notice of its exercise of a renewal and such renewal has not been exercised, (iii) upon the early termination or early cancellation of a Major Lease, (iv) if a Major Tenant has ceased operating its business, or has provided notice that it intends to cease operating its business for a period of at least 60 days, (v) a monetary or material non-monetary default under a Major Lease by a Major Tenant beyond any applicable notice and cure period or (vi) upon a bankruptcy or insolvency proceeding of a Major Tenant.
(7)   Based on a 30-year amortization schedule.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.41x and 2.08x, respectively.
(8)   The City of Decatur occupies 7,528 sq. ft. (5.4% of NRA) at the Decatur Renaissance property but has given notice of its intent to vacate upon its lease expiration in April 2014 resulting in an effective UW occupancy of 90.2%.  This tenant was excluded from the Underwritten NCF.

Wells Fargo Reserve(4):	$250,021	$0
CCP Carry(5):	$156,744	$0
Special Rollover(6):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$115
Balloon Balance / Sq. Ft.:		$108
Cut-off Date LTV:		65.3%
Balloon LTV:		61.1%
Underwritten NOI DSCR(7):		1.85x
Underwritten NCF DSCR(7):		1.60x
Underwritten NOI Debt Yield:		11.6%
Underwritten NCF Debt Yield:		10.0%

TRANSACTION HIGHLIGHTS

■
Tenancy.  CCP North America (“CCP”) (31.1% of NRA; December 2022 lease expiration) is the largest tenant and occupies 43,203 sq. ft. of space across four separate suites at the property.  CCP is a multiplayer game company headquartered in Iceland and the property serves as the tenant’s North American headquarters with more than 100 employees on-site.  Wells Fargo (28.4% of NRA; June 2020 lease expiration; rated AA-/A2/A+ by Fitch/Moody’s/S&P) is the second largest tenant, occupies 39,454 sq. ft. of space across four separate suites and has had a presence at the property through its predecessor company (Wachovia Bank) since 2000.  These two tenants collectively account for approximately 59.5% of NRA and 67.3% of underwritten base rent.

■
Location.  The property is located on East Ponce de Leon Avenue in the downtown central business district of Decatur, Georgia. The City of Decatur is in close proximity to Emory University and downtown Atlanta.

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Market.  As of Q3 2013, the overall Decatur office market had a vacancy rate of approximately 5.0% with the Decatur Class B office market exhibiting a vacancy rate of approximately 5.9%, both of which compare favorably to the overall and Class B Atlanta Metro vacancy rates of 15.2% and 16.0%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Nevada, North Carolina and Texas	Collateral Asset Summary – Loan No. 19 Klopfer Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$15,983,355 64.4% 1.90x 13.1%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Portfolio of four properties
Loan Purpose:	Refinance			Property Type:	Warehouse/Distribution/Flex Industrial
Sponsor:	George M. Klopfer; Matthew S. Polk,			Collateral:	Fee Simple
	Jr.			Location:	Nevada, North Carolina and Texas
Borrower:	365 Holdings, LLC; Klopfer			Year Built / Renovated:	1988-1999 / NAP
	Associates-TX LLC; Klopfer			Total Sq. Ft.:	333,727
	Associates-NC LLC; 2379 Holdings,			Property Management:	Walthom Group
	LLC			Underwritten NOI:	$2,097,484
Original Balance:	$16,000,000			Underwritten NCF:	$1,974,779
Cut-off Date Balance:	$15,983,355			Appraised Value:	$24,820,000
% by Initial UPB:	1.6%			Appraisal Date:	November 2013
Interest Rate:	5.0900%
Payment Date:	6th of each month			Historical NOI(5)
First Payment Date:	February 6, 2014			Most Recent NOI:	NAV
Maturity Date:	January 6, 2024			2012 NOI:	NAV
Amortization:	360 months			2011 NOI:	NAV
Additional Debt:	None			2010 NOI:	NAV
Call Protection(1):	L(25), D(91), O(4)
Lockbox / Cash Management(2):	Hard / Springing			Historical Occupancy
				Current Occupancy:	100.0% (February 6, 2014)
Reserves				2012 Occupancy:	100.0% (December 31, 2012)
	Initial		Monthly	2011 Occupancy:	100.0% (December 31, 2011)
Taxes:	$3,240		$3,240	2010 Occupancy:	100.0% (December 31, 2010)
Insurance:	$12,300		$1,469	(1)	On any date after the lockout period ends, the borrowers may obtain the release of any property upon a bona fide third-party sale of such property, provided, among other things per the loan documents, (i) there is no event of default, (ii) the borrowers defease an amount of principal equal to 120% of the allocated loan amount (the “Release Amount”), (iii) the DSCR for the remaining properties shall be no less than the greater of the DSCR immediately preceding such sale and 1.74x, (iv) the LTV for the remaining properties shall be no more than the lesser of the LTV immediately preceding such sale and 64.5% and (v) the monthly debt service payment will be recalculated after such release in order to take the Release Amount into account.
Replacement(3):	$0		$4,125
TI/LC(4):	$0		$8,333
Grifols TI:	$99,645		$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$48
Balloon Balance / Sq. Ft.:		$40
Cut-off Date LTV:		64.4%
Balloon LTV:		53.1%		(2)	Cash management will be triggered (i) upon the occurrence and during the continuance of an event of default or (ii) if the DSCR falls below 1.20x until such time that the DSCR is at least 1.25x for two consecutive calendar quarters.
Underwritten NOI DSCR:		2.01x
Underwritten NCF DSCR:		1.90x
Underwritten NOI Debt Yield:		13.1%		(3)	Replacement reserves are subject to a cap of $99,010.
Underwritten NCF Debt Yield:		12.4%		(4)	TI/LC reserves are subject to a cap of $400,000.
				(5)	Historical NOI is not available as the sponsors purchased the Grifols (Talecris) Building property and the Time Warner Cable Building property in April 2012.

TRANSACTION HIGHLIGHTS
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Tenancy.  Each property is 100.0% occupied by a single tenant as of February 6, 2014. Each tenant has an average remaining lease term of 6.9 years. The tenants at the North Sails Warehouse property and the Time Warner Cable Building property have been in occupancy for approximately 19 years. The tenants at the Grifols (Talecris) Building property and the RR Donnelly Warehouse property have been in occupancy for approximately 14 years and approximately seven years, respectively.

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Asset Quality.  The RR Donnelly Warehouse property features 32 foot clear heights and 6,463 sq. ft. of office space. The Grifols (Talecris) Building property features 20 foot clear heights and 39,432 sq. ft. of office space. The North Sails Warehouse property features 24 foot clear heights and 4,356 sq. ft. of office space. The Time Warner Cable Building property features 24-27 foot clear heights and 30,000 sq. ft. of office space.

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Cross-Collateralized Portfolio.  The portfolio consists of two warehouse/distribution industrial properties and two flex industrial properties totaling 333,727 sq. ft. Approximately 54.2% of the underwritten NOI is concentrated in Nevada (two properties), 27.4% in North Carolina and 18.4% in Texas.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501, 1509 and 1510 Bison Drive & 1510 9th Avenue Northwest Williston, ND 58801	Collateral Asset Summary – Loan No. 20 Century Court Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,061,152 56.7% 1.73x 16.5%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Garden Multifamily
Sponsor:	Stonetown 4, LLLP; Dakotaland			Collateral:	Fee Simple
	Lodging, LLC			Location:	Williston, ND
Borrower:	Dakotaland Century Court, LLC			Year Built / Renovated:	1980-1982 / 2009
Original Balance:	$14,100,000			Total Units:	192
Cut-off Date Balance:	$14,061,152			Property Management:	CAJ Enterprises, Inc.
% by Initial UPB:	1.4%			Underwritten NOI:	$2,322,308
Interest Rate:	5.7060%			Underwritten NCF:	$2,245,508
Payment Date:	6th of each month			Appraised Value:	$24,800,000
First Payment Date:	February 6, 2014			Appraisal Date:	December 17, 2013
Maturity Date:	January 6, 2019
Amortization:	204 months			Historical NOI(5)
Additional Debt:	None			Most Recent NOI:	$2,235,022 (T-12 November 30, 2013)
Call Protection(1):	L(25), YM1(31), O(4)			2012 NOI:	$1,554,678 (December 31, 2012)
Lockbox / Cash Management(2):	Soft / Springing			2011 NOI:	$1,063,738 (December 31, 2011)
				2010 NOI:	$913,136 (December 31, 2010)
Reserves
	Initial		Monthly	Historical Occupancy
Taxes:	$8,333		$8,333	Current Occupancy:	96.4% (December 1, 2013)
Insurance:	$9,334		$4,667	2012 Occupancy:	100.0% (December 31, 2012)
Replacement(3):	$1,380,300		$6,400	2011 Occupancy:	99.5% (December 31, 2011)
Required Repairs:	$20,000		NAP	2010 Occupancy:	99.5% (December 31, 2010)
Other(4):	$1,297,546		$0	(1)	The loan documents permit partial prepayment with yield maintenance (without any release of property) at any time after the expiration of the lockout period.

Financial Information				(2)	Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action or insolvency of borrower, guarantor, or affiliated manager or (iii) the failure by the borrower to maintain a DSCR of at least 1.25x for two consecutive quarters.
Cut-off Date Balance / Unit:		$73,235
Balloon Balance / Unit:		$58,935
Cut-off Date LTV:		56.7%		(3)	The borrower deposited $1,380,300 into a replacement reserve for capital improvement projects that have been budgeted to include roof replacement, sliding patio doors, window replacements and other property enhancements.
Balloon LTV:		45.6%
Underwritten NOI DSCR:		1.79x
Underwritten NCF DSCR:		1.73x		(4)	The borrower deposited the equivalent of one year of debt service into a reserve, which may be released provided at least 50.0% of the then-existing leases have terms of six months or greater.
Underwritten NOI Debt Yield:		16.5%
Underwritten NCF Debt Yield:		16.0%
				(5)	The increase from 2010 NOI to Most Recent NOI is primarily the result of an increase in rental rates driven by broader market improvement.

TRANSACTION HIGHLIGHTS

▪
Property.  The property consists of eight, three-story apartment buildings and ten detached parking garages (97 stalls) located in downtown Williston, North Dakota. Amenities include a swimming pool, tennis and basketball court, fitness room and laundry facilities on each floor.

▪
Market.  Demand for the property is primarily driven by the Bakken oil formation in the Williston Basin. Due to advances in drilling technology and global oil and gas prices, Williston’s economy has experienced significant recent growth. The Williston multifamily submarket exhibits occupancies near 100.0%. Additionally, Williams County has an estimated 2013 population of 26,735, which represents an average annual 6.1% increase over the 2010 census.

▪	Sponsor Equity. The sponsors contributed approximately $8.32 million to acquire the property for a total cost of $19.45 million.
▪	Occupancy. The property is 96.4% occupied as of December 1, 2013. Since 2010, the property has maintained an average occupancy of 98.0%.
▪
Capital Expenditure Budget.  The borrower’s property renovation plan includes roof replacement, upgraded sliding patio doors, window replacements and other property enhancements. From 2009 to 2012, the prior property owner invested approximately $512,000 in capital expenditures.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, CastleOak Securities, L.P., Jefferies LLC and KeyBanc Capital Markets Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2014-CCRE15 (the “Offering Document”). The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN.   INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

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